UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
                  Investment Company Act file number 811-06602




                       THE PREFERRED GROUP OF MUTUAL FUNDS
               (Exact Name of Registrant as Specified in Charter)

                       411 Hamilton Boulevard, Suite 1200
                                Peoria, IL 61602
               (Address of Principal Executive Offices) (Zip Code)

                     Name and Address of Agent for Service:

                               David L. Bomberger
                       THE PREFERRED GROUP OF MUTUAL FUNDS
                       411 Hamilton Boulevard, Suite 1200
                                Peoria, IL 61602

                                    Copy to:
                              J.B. Kittredge, Esq.
                                Ropes & Gray LLP
                             One International Place
                              Boston, MA 02110-2624

       Registrant's telephone number, including area code: (309) 675-4999

                       Date of fiscal year end: June 30th

                     Date of reporting period: June 30, 2005

Item 1.  Reports to Stockholders


The Preferred Group got its start in 1992. That's when Caterpillar Inc., the world's largest construction equipment manufacturer, took what it had learned about investing--especially about managing the managers of its sizeable pension and benefits funds--and created a family of mutual funds its employees could invest in through the company's 401(k) plan.

Preferred Group funds are subadvised by some of the most experienced names in institutional portfolio management today--including companies that manage billions in pension dollars for leading Fortune 500 companies. Our subadvisers are chosen on the strength of their investment specialties and regularly evaluated for adherence to their investment processes as well as performance.

The result? Funds that stick to their investment objectives, which can help you create a well-diversified portfolio.

And when it comes to investing for the future, diversification is a great place to start.

                                  Annual Report
                                  June 30,2005

                            [LOGO] PREFERRED GROUP(R)

                               THE PREFERRED GROUP
                                 OF MUTUAL FUNDS

                       411 Hamilton Boulevard, Suite 1200
                           Peoria, Illinois 61602-3106

                             www.PreferredGroup.com

Table of Contents

 1       Performance Data

 2       Our Message to You

 4       Funds & Investment Objectives

 5       Performance Information & Benchmarks

 6       Investment Reviews

26       Fund Expenses

28       Statements of Assets & Liabilities

30       Statements of Operations

32       Statements of Changes in Net Assets

36       Financial Highlights

40       Schedules of Investments

69       Notes to Financial Statements

78       Report of Independent Registered Public Accounting Firm

83       Officers and Trustees

Performance Data                                              Year Ended 6/30/05

---------------------------------------------------------------------------------------------------------------------
                                                                                           Income          Capital
                              Beginning      Ending                  7-Day     30-Day     Dividends         Gains
                                 NAV          NAV         Total     Current   Current   Distributions   Distributions
Preferred Fund               (per share)   (per share)    Return*    Yield     Yield     (per share)     (per share)
---------------------------------------------------------------------------------------------------------------------
International Growth           $  7.64       $  8.48       10.99%+     --         --            --              --

International Value              14.99         15.96       11.13++     --         --       $  0.17         $  0.53

Small Cap Growth                  8.76          9.00        2.74       --         --            --              --

Mid Cap Growth                    9.95         10.86        9.15       --         --            --              --

Large Cap Growth                 11.45         12.12        5.88       --         --            --^^            --

Value                            16.43         15.69        4.70       --         --          0.11            1.41

Asset Allocation                 12.69         13.22        7.62       --         --          0.21            0.21

Fixed Income                     10.71         11.00        8.43       --       4.00%         0.38            0.21

S.T. Government Securities        9.80          9.75        2.05       --       3.36          0.25              --

Money Market+++                   1.00          1.00        1.78     2.81%      2.73          0.01              --

--------------------------------------------------------------------------------------------------------------------

  * Total return includes reinvestment of dividends and capital gains distributions.

  + The fund's performance would have been lower if a portion of the management fee (0.15%) had not been waived beginning September 1, 2004.

 ++ The fund's performance would have been lower if a portion of the management fee (0.25%) had not been waived during the year.

+++ An investment in the Preferred Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The 7-day and 30-day current yield are the two most common gauges for measuring money market mutual fund performance. Yield more closely reflects current performance than total return.

 ^^   Distribution represents less than $0.01 per share.

Investors are advised to carefully consider the investment objectives, risks, and charges and expenses of The Preferred Group of Mutual Funds ("the Preferred Group") before investing. The Preferred Group's prospectus contains this and other information about the investment company. Please read the prospectus carefully before you invest or send money. The performance data quoted in this annual report represents past performance and does not guarantee future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more complete information about the Preferred Group, including fees and expenses, as well as more current performance data to most recent month-end, please call 1-800-662-4769 or visit www.PreferredGroup.com.

                                                         www.PreferredGroup.com

The Preferred Group of Mutual Funds Our Message To You  June 30,2005

Dear Fellow Preferred Group Shareholders,

David L. Bomberger, CFA
President
Caterpillar Investment Management Ltd.

I am pleased to present you with the Preferred Group's annual report for the 12 months ended June 30, 2005. This report provides detailed information on your funds, including fund holdings, financial and performance data and commentary from each of the subadvisers.

Economic Commentary

We've all heard the phrase, "The more things change, the more they stay the same." Over the past year, the U.S. economy has provided tangible evidence in support of this old maxim. I believe that alternating soft patches and periods of growth left many market watchers with a sense of deja vu, as much of the uncertainty surrounding the economy remains the same as it was a year ago.

Unemployment figures for May were the lowest since September 2001, reinforcing many analysts' view that the economy is expanding at a solid, albeit slow, rate. Real gross domestic product grew 3.7% during the 12-month period ended June 30, 2005, with profit margins of non-financial businesses growing as well. Manufacturing struggled for much of the year, but factory orders rose 2.9% in May, the largest increase in 14 months.

Workers' incomes on average rose slightly during the first half of 2005, but rising consumer prices appear to have negated those gains. In particular, the surge in oil prices--a 52.5% increase in the price for West Texas Intermediate crude oil from June 30, 2004 to June 30, 2005--has had a significant impact on both economic activity and consumer sentiment.

Despite the uneven character of the economic expansion, Federal Reserve Board Chairman Alan Greenspan, in testimony before the Joint Economic Committee of Congress on June 9, 2005, expressed his belief that the economy is on a firm footing and inflation is contained, while leaving the door open to further increases in the fed funds target rate.

Market Commentary

While economists and the Federal Reserve Board have continued to express confidence in the economy, investors appear to have reacted sharply to headlines about the war in Iraq, near-$60-per-barrel oil and multiple federal funds target rate increases.

The bond markets continued to surprise even Chairman Greenspan, with declines in yields on long-term U.S. Treasury securities despite nine consecutive increases to the fed funds target rate since June 2004. The Lehman Brothers Aggregate Index rounded out the 12 months ended June 30, 2005 with a return of 6.80%.

In stocks, the S&P 500 Index, a common measure of large-cap activity, posted a 6.32% return for the fiscal year. Mid caps, as measured by the Russell Midcap(R) Index, came in with a 17.12% return and small caps, as measured by the Russell 2000(R) Index, wrapped up the fiscal year with a 9.45% return. For the 12 months ended June 30, 2005, value-style investing led growth-style investing with the Russell 1000(R) Value Index posting a return of 14.06%, versus its growth counterpart with a return of 1.68%. Overseas stocks, as measured by the MSCI EAFE Index, have grown at a 14.13% rate over the past 12 months.

Preferred Group Highlights

During the past year, the Preferred Group announced several pieces of significant news.

McKinley Capital Management, Inc. ("McKinley") was selected to manage the Preferred International Growth Fund, formerly managed by Marvin and Palmer Associates, Inc. McKinley assumed subadvisory responsibility for the fund on September 1, 2004.

The Preferred Group announced the closing of the Preferred International Value Fund to new investors on October 29, 2004. After conversations with Mercator Asset Management Ltd., subadviser of the fund, we determined that closing this fund was in the best interests of our current shareholders. Current investors who had assets in the fund on its closing date may continue, and may add to, their investment in the fund for as long as they continue to own shares of the fund.

According to the Investment Company Institute, one out of every three individuals in the United States is a mutual fund shareholder. That's an amazing--and awe-inspiring--figure. With so many Americans counting on mutual funds to help plan for retirement, all of us at Caterpillar Investment Management Ltd., adviser to The Preferred Group of Mutual Funds, take our commitment to our shareholders very seriously. Our focus on shareholders is what drives the processes we use to select and evaluate the managers of the Preferred Group funds. And because we're focused on long-term performance, we measure our success by the quality of the funds' subadvisers, their adherence to the fund's objective and minimal holdings overlap. These factors may not be the latest trends in investing, but they're concepts we believe may help you build your portfolio--and your bridge to your financial goals--in the long run. Thank you for your continued support.

Sincerely,

/s/ David L. Bomberger

David L. Bomberger, CFA

                                                          www.PreferredGroup.com

The preferred Group of Mutual Funds  Funds & Investment Objectives June 30,2005

FUNDS & INVESTMENT OBJECTIVES

--------------------------------------------------------------------------------
International Growth Fund

Seeks its objective of long-term capital appreciation by investing primarily in common stocks of non-U.S. companies that are believed to offer the potential for capital appreciation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
International Value Fund

Seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Small Cap Growth Fund

Seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mid Cap Growth Fund

Seeks its objective of long-term capital appreciation by investing primarily in U.S. companies with medium market capitalizations believed to have strong earnings growth potential.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Large Cap Growth Fund

Seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing or expected to experience above-average earnings growth.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Value Fund

Seeks its objective of capital appreciation by investing primarily in equity securities that are believed to be undervalued and offer above-average potential for capital appreciation.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Asset Allocation Fund

Seeks its objective of both capital appreciation and current income by allocating assets among stocks, bonds and high quality money market instruments.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fixed Income Fund

Seeks its objective of maximizing total return consistent with prudent investment management and liquidity needs by investing in a diversified portfolio of debt securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Short-Term Government Securities Fund

Seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Money Market Fund

Seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed-income instruments.

--------------------------------------------------------------------------------

Performance Information

Economic commentary

The portfolio manager economic commentaries in this report provide insight from each respective fund manager in an effort to help you examine your fund.

The views expressed therein are those of the portfolio managers and are current only through June 30, 2005. Such commentary does not necessarily represent the views of Caterpillar Investment Management Ltd. or the Board of Trustees. Any such views are subject to change at any time based upon market and/or other conditions and Caterpillar Investment Management Ltd. and the Preferred Group disclaim any responsibility to update such views. The economic commentaries should not be relied upon as investment advice.

Historical performance

Historical performance can be evaluated in several ways. At the end of each fund's Investment Review section, we have provided a look at the average annual total return and the growth of a hypothetical $10,000 investment. A comparison of this historical data to an appropriate benchmark is also provided. These performance figures include changes in a fund's share price, plus reinvestment of any dividends (or income) and any capital gains (profits the fund earns when it sells securities that have grown in value).

Average annual total returns

Average annual total returns are hypothetical. A fund's average annual return indicates what would have happened if the fund had performed at a constant rate each year.

For your information, all average annual total returns provided by funds must be as of the most recent calendar quarter--in this case, June 30, 2005. This helps you to compare funds from different complexes on an equal basis.

$10,000 hypothetical investment

A line chart illustrates the value of a $10,000 investment during the 10 years ended June 30, 2005, or from the fund's inception date to June 30, 2005, whichever time period is shorter.

Benchmarks

What are they and what do they tell me?

Benchmarks are simply a point of reference for comparison. Mutual funds typically compare themselves to a suitable stock or bond market index to gauge their performance. An index is really a fictitious unmanaged portfolio. It does not trade or incur any expenses. In that sense, a fund must actually outperform its benchmark (gross return) by the amount of its management fees and other expenses in order for its reported performance (net of fees) to match its benchmark. Because the Preferred Group funds are managed portfolios investing in a wide range of securities, the securities owned by a fund will not match those included in the relevant benchmark. (Please refer to the Investment Review section of this report for detailed descriptions of each fund's benchmark.)

--------------------------------------------------------------------------------
Benchmarks
--------------------------------------------------------------------------------
Preferred International Growth Fund   MSCI EAFE Index*
--------------------------------------------------------------------------------
Preferred International Value Fund    MSCI EAFE Index*
--------------------------------------------------------------------------------
Preferred Small Cap Growth Fund       Russell 2000(R) Growth Index**
--------------------------------------------------------------------------------
Preferred Mid Cap Growth Fund         Russell Midcap(R) Growth Index**
--------------------------------------------------------------------------------
Preferred Large Cap Growth Fund       S&P 500 Index
                                      Russell 1000(R) Growth Index**
--------------------------------------------------------------------------------
Preferred Value Fund                  S&P 500 Index
                                      Russell 1000(R) Value Index**
--------------------------------------------------------------------------------
Preferred Asset Allocation Fund       S&P 500 Index
                                      65/30/5 Blended Index***
--------------------------------------------------------------------------------
Preferred Fixed Income Fund           Lehman Brothers Aggregate Index
--------------------------------------------------------------------------------
Preferred Short-Term Government
Securities Fund                       Merrill Lynch 1-3 Year Treasury Index
--------------------------------------------------------------------------------
Preferred Money Market Fund           Money Fund Report Average/All Taxable
--------------------------------------------------------------------------------

  * MSCI EAFE index is the Morgan Stanley Capital International Europe, Australasia, and Far East Index.

 ** Russell 2000(R) Growth Index, Russell Midcap(R) Growth Index, Russell 1000(R) Growth Index and Russell 1000(R) Value Index are trademarks of the Frank Russell Company.

*** Blended index consisting of 65%-S&P 500 Index; 30%-Lehman Brothers Long-Term Treasury Index; and 5%-90-Day Treasury Bills.

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Investment Review June 30, 2005

The Preferred International Growth Fund seeks its objective of long-term capital appreciation by investing primarily in common stocks of non-U.S. companies that are believed to offer the potential for capital appreciation.

Robert B. Gillam
President &
Chief Investment Officer
McKinley Capital Management, Inc.

Last Five Years' Experience: Founder and director at McKinley Capital Management.
Robert has managed the Preferred
International Growth Fund since
September 1, 2004.

David F. Marvin, CFA
Chairman, Chief Executive Officer,
Director, Portfolio Manager
and Principal
Marvin and Palmer Associates, Inc.

Last Five Years' Experience: Portfolio
Manager at Marvin and Palmer Associates,
Inc. David managed the Preferred
International Growth Fund from
April 2, 2001 to August 31, 2004.

Economic Commentary

For the 12 months ended June 30, 2005, the Preferred International Growth Fund returned 10.99%, versus a 14.13% return for the fund's benchmark, the MSCI EAFE Index. Since its inception, the fund has declined at an average annual rate of 3.81%, versus an average annual gain of 6.02% for the benchmark.

NOTE: McKinley Capital Management, Inc. assumed subadvisory responsibilities for the fund on September 1, 2004. Commentary for the fiscal year is provided first by McKinley Capital Management, Inc., followed by Marvin and Palmer Associates, Inc., the fund's previous subadviser.

--------------------------------------------------------------------------------

Currency turned out to be a major influence on the performance of global equity markets during the fiscal year. Non-U.S. markets, in aggregate, were up for most of 2004, and then trended flat-to-down into the second quarter of 2005 due, in part, to the rebound of the U.S. dollar. Conversely, while U.S. market performance was less robust than non-U.S. markets in 2004, non-U.S. markets benefited from the increasing strength of the U.S. dollar versus global currencies in the second quarter of 2005.

Global currency affected our investment process and resulting performance for the reporting period. Currency impacts our investment process as it relates to the calculation of risk-adjusted relative return and earnings. Our process translates local currency into the base currency of the fund, seeking to capture the risk-adjusted relative return of both the price of the security and the currency. For the period, non-U.S. currencies (local) depreciated in value relative to the U.S. dollar (base). Regarding earnings, the strong U.S. dollar had a negative effect on U.S. multi-national companies, while positive for non-U.S. companies with sales in the U.S. Within our process, the earnings of these non-U.S. multi-national companies benefited because of the strong U.S. dollar, but such benefits were offset by the impact of the strong U.S. dollar on our calculation of risk-adjusted relative return for our non-U.S. holdings.

Our investment process takes a country and sector balanced approach to portfolio construction, leading to modest over or underweight positions compared to the fund's benchmark. For the year, the fund benefited from positive stock selection within the telecommunication services and industrials sectors, specifically our holdings in America Movil S.A. (2.30% of net assets) and Vinci SA (2.56% of net assets). Stock selection in the health care and consumer staples sectors detracted from performance with names such as Novo Nordisk and InBev declining in value (both sold out of fund). From a country standpoint, exposure to France and Norway benefited performance with names such as Vinci SA and Statoil SA (1.80% of net assets) making positive contributions, while our exposure to Canada and Bermuda negatively impacted performance.

                                             --McKinley Capital Management, Inc.

--------------------------------------------------------------------------------

International equity markets were mixed during the two-month period ended August 30, 2004, finishing down 1% in local currency terms. Markets overall were characterized by low volumes for this period. Currencies were also mixed versus the U.S. dollar, with the euro gaining 2%, the Japanese yen declining 1%, and the currencies of Canada and Australia gaining 6% and 4%, respectively, on the rebound in commodity prices. Europe outperformed Asia for the second consecutive quarter.

Economic conditions resulted in international equity markets that were also mixed during the period with concerns over rising oil prices and a peaking of global growth weighing on the market at the beginning of the quarter and low interest rates and rising commodity prices impacting the latter half. With the exception of technology, where inventory overhang and slowing orders hurt sentiment, and consumer staples, which cited higher raw material costs, corporate profit outlook remained robust and positively affected fund's overall performance. Announcements of stock buybacks and increased capital expenditures appear to evidence that the strong earnings recovery of the last two years improved corporate balance sheets and may have given management confidence to utilize the growing cash flow being generated.

The peaking of global growth was also an issue in the period. A disappointing gross domestic product report in Japan was a key catalyst, resulting in the Japanese equity market being the fund's poorest performer in the quarter. While corporate profitability remained strong, spending by both the consumer and corporates was lackluster as fears of a Chinese slowdown weighed on sentiment. In spite of this, global growth remains at its strongest level in 30 years. Global interest rates actually declined in the period as the battle between inflation and deflation continued to be a concern. It is believed that low interest rates are good for the global economy as corporations, governments and consumers are better able to handle debt burdens.

                                              --Marvin & Palmer Associates, Inc.

Performance

The following information illustrates the historical performance of the Preferred International Growth Fund compared with the MSCI Europe, Australasia & Far East (MSCI EAFE) Index. The MSCI EAFE Index contains over 1,000 stocks from approximately 20 different countries with Japan, the United Kingdom, France and Germany being the most heavily weighted. McKinley assumed subadvisory responsibility for the fund on September 1, 2004; returns for prior periods reflect the performance of a predecessor adviser.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred International Growth Fund's inception date was April 2, 2001. This report will provide five- and ten-year performance history in the future as the fund matures. There are special risk considerations associated with foreign investing, including political and currency risks. (See "Foreign Risk" and "Risk Factors of Foreign Investments" in the current prospectus.)

The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more current performance data to the most recent month-end, please call 1-800-662-4769.

--------------------------------------------------------------------------------
Average Annual Total Return for periods ended June 30, 2005
--------------------------------------------------------------------------------

                                         PAST     PAST       PAST       SINCE
                                        1 YEAR   5 YEARS   10 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred International
Growth Fund**                            10.99%    N/A        N/A       -3.81%
--------------------------------------------------------------------------------
MSCI EAFE Index                          14.13%    N/A        N/A        6.02%
--------------------------------------------------------------------------------

 *    April 2, 2001

** The fund's performance would have been lower if a portion of the management fee (0.15%) had not been waived beginning September 1, 2004.

--------------------------------------------------------------------------------
A $10,000 Investment Since Inception
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                       Preferred International
                                             Growth Fund         MSCI EAFE Index
  4/2/2001                                       10000                10000
 6/30/2001                                        9700                 9913
12/31/2001                                        8340                 9127
 6/30/2002                                     7879.99                 9000
12/31/2002                                        6280                 7698
 6/30/2003                                        6390                 8455
12/31/2003                                        7630                10711
 6/30/2004                                     7639.86                11231
12/31/2004                                        8630                12927
 6/30/2005                                        8480                12819

--------------------------------------------------------------------------------
Country Allocation as of June 30, 2005
--------------------------------------------------------------------------------

Country                                                          % of Net Assets
United Kingdom                                                        21.09%
France                                                                15.16%
Switzerland                                                            9.72%
Japan                                                                  9.45%
Canada                                                                 4.89%
Australia                                                              4.85%
Norway                                                                 4.84%
Germany                                                                4.43%
China (Hong Kong)                                                      4.28%
Mexico                                                                 3.98%
Finland                                                                3.94%
Italy                                                                  2.68%
Spain                                                                  2.56%
South Africa                                                           2.18%
Sweden                                                                 1.61%
Ireland                                                                1.52%
South Korea                                                            1.45%
Other *                                                                1.37%

--------------------------------------------------------------------------------

*     Short-term investments and other assets and liabilities

The Preferred Group of Mutual Funds   Investment Review June 30, 2005

The Preferred International Value Fund seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

Peter F. Spano, CFA
President: PXS Corp.,
General Partner
Mercator Asset Management, L.P.

Last Five Years' Experience: Portfolio
Manager at Mercator. Pete has managed
the Preferred International Value Fund since its inception on July 1, 1992.

James E. Chaney
President: JXC Corp.,
General Partner
Mercator Asset Management, L.P.

Last Five Years' Experience: Portfolio
Manager at Mercator since 2000. Prior
to joining Mercator, Jim was a portfolio manager at Hansberger Global Investors and Templeton Investment Counsel.

Economic Commentary

For the 12 months ended June 30, 2005, the Preferred International Value Fund returned 11.13%, versus a 14.13% return for the fund's benchmark, the MSCI EAFE Index. Over the past 10 years, the fund has grown at an average annual rate of 9.03%, versus 5.57% for the benchmark.

Over the course of the last fiscal year, conflicting economic and market trends have created a challenging investing environment for portfolio managers. In part, we believe record high oil prices and rising short-term interest rates are responsible for some of the volatility found in the markets, as these factors slowed the momentum of global economic growth. Throughout the last 12 months, the U.S. and China economies have driven global economic growth. During the same period, Europe experienced anemic economic growth while Japan exhibited signs of an improving trend.

Stocks realized positive returns in the third and fourth quarters of 2004. The first half of 2005 has been a more challenging environment, with high oil prices and rising short-term interest rates negatively impacting equity prices and the fund's performance. Foreign stocks outperformed U.S. stocks for the 12-month period and have provided attractive returns over the last five years.

Energy stocks were excellent performers over the past 12 months as Petrobras (Brazil, 2.55% of net assets), Keppel (Singapore, 1.14% of net assets) and Saipem (Italy, 2.04% of net assets) made major contributions to the fund's performance. Adidas-Salomon (Germany, 2.39% of net assets) and Lend Lease (Australia, 2.07% of net assets) also provided solid positive returns. Stocks that detracted from performance included Sumitomo Trust & Banking (Japan, 2.61% of net assets), Portugal Telecom (Portugal, 2.07% of net assets) and Kyocera (Japan, 2.17% of net assets).

Eleven stocks were eliminated from the fund's portfolio during the year, including stocks we believed to be overvalued like Daiichi Pharmaceutical and Hitachi Ltd. in Japan, as well as Bank of Nova Scotia. RAS (Italy) and Akzo (Netherlands), which were sold due to what we believe were deteriorating fundamentals. We added ten new positions to the fund's portfolio that we believe are undervalued, high-quality companies that appear to offer attractive long-term fundamentals, including Schneider Electric (France, 1.94% of net assets), VNU (Netherlands, (2.28% of net assets), Group 4 Securicor (UK, 1.00% of net assets) and Fuji Photo (Japan, 1.78% of net assets).

Looking forward, we will continue to monitor escalating global real estate activity, which we believe may be reaching unsustainable levels, and we intend to pay particular attention to the possible problems that may result from an already hostile market climate. We believe rising energy costs, geopolitical uncertainty in Asia, the Middle East and Europe and dampening economic growth may likely hinder equity market returns as well. At the company level, we believe that managements' abilities will be tested by higher input costs and ever-increasing global competition. We believe these concerns may be offset to some extent by a stronger U.S. dollar, which may boost earnings for many foreign companies.

                                               --Mercator Asset Management, L.P.

Performance

The following information illustrates the historical performance of the Preferred International Value Fund compared with the MSCI Europe, Australasia & Far East (MSCI EAFE) Index. The MSCI EAFE Index contains over 1,000 stocks from approximately 20 different countries with Japan, the United Kingdom, France and Germany being the most heavily weighted.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

There are special risk considerations associated with foreign investing, including political and currency risks. (See "Foreign Risk" and "Risk Factors of Foreign Investments" in the current prospectus.)

From time to time the fund may invest in a limited number of issuers; therefore, it may be subject to greater risk than other mutual funds having a greater number of holdings.

The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more current performance data to the most recent month-end, please call 1-800-662-4769.

--------------------------------------------------------------------------------
Average Annual Total Return for periods ended June 30, 2005
--------------------------------------------------------------------------------

                                                      PAST     PAST       PAST
                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Preferred International
Value Fund*                                          11.13%    5.38%      9.03%
--------------------------------------------------------------------------------
MSCI EAFE Index                                      14.13%   -0.17%      5.57%

--------------------------------------------------------------------------------

* The fund's performance would have been lower if a portion of the management fee (0.25%) had not been waived beginning July 1, 2002.

      A $10,000 Investment (Past 10 Years)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                            Preferred International Value Fund   MSCI EAFE Index
 6/30/1995                                 10000                      10000
12/31/1995                                 10400                      10856
 6/30/1996                                 11370                      11362
12/31/1996                                 12183                      11544
 6/30/1997                                 13928                      12856
12/31/1997                                 13009                      11781
 6/30/1998                                 14928                      13676
12/31/1998                                 14387                      14177
 6/30/1999                                 16004                      14759
12/31/1999                                 19115                      18049
 6/30/2000                                 18268                      17336
12/31/2000                                 18214                      15531
 6/30/2001                                 17262                      13294
12/31/2001                                 15884                      12237
 6/30/2002                                 17131                      12069
12/31/2002                                 14675                      10323
 6/30/2003                                 15804                      11338
12/31/2003                                 20404                      14363
 6/30/2004                                 21359                      15062
12/31/2004                                 24406                      17336
 6/30/2005                                 23737                      17190

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Country Allocation as June 30,2005
--------------------------------------------------------------------------------
Country                                                          % of Net Assets
United Kingdom                                                        18.80%
Japan                                                                 13.94%
Switzerland                                                            9.22%
Germany                                                                8.54%
Spain                                                                  8.03%
Netherlands                                                            7.15%
France                                                                 6.33%
Singapore                                                              3.38%
South Korea                                                            3.17%
Sweden                                                                 2.57%
Brazil                                                                 2.55%
Mexico                                                                 2.32%
China (Hong Kong)                                                      2.26%
Australia                                                              2.07%
Portugal                                                               2.07%
Italy                                                                  2.04%
Finland                                                                1.73%
Other *                                                                3.83%
--------------------------------------------------------------------------------

*     Short-term investments and other assets and liabilities

The Preferred Group of Mutual Funds  Investment Review June 30,2005

The Preferred Small Cap Growth Fund seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

William C. McVail, CFA
(leads an investment committee)
Senior Equity Portfolio Manager
Turner Investment Partners, Inc.

Last Five Years' Experience: Portfolio
Manager at Turner. Bill has managed
the Preferred Small Cap Growth Fund since
January 2000.

Economic Commentary

For the 12 months ended June 30, 2005, the Preferred Small Cap Growth Fund returned 2.74%, versus a 4.29% return for the fund's benchmark, the Russell 2000(R)Growth Index. Since its inception, the fund has returned an average annual gain of 0.87%, versus an average annual gain of 4.67% for the benchmark.

Most of the gains for the fund during the 12-month period, as well as the stock market in general, came in the fourth quarter of 2004. For the rest of the period, the return of the fund was basically flat. Rising interest rates, rising oil prices and sporadically rising inflation all negatively impacted stock prices over the past 12 months. The Federal Reserve Board boosted the federal funds target rate nine times during the period, eventually pushing it to 3.25% as of June 30, 2005. Oil prices rose about 40%, at one point hitting a 22-year high of $60.54 per barrel in June 2005. Many in the investment community feared that upticks in short-term interest rates, oil prices, and inflation would depress consumer spending, business investment, corporate profits and stock prices. These factors affected our holdings in the consumer discretionary and energy sectors and led to the fund's underperformance relative to the benchmark.

In the fourth quarter of 2004, such fears slackened momentarily, and investors returned their focus to fundamentals. We believe the market reaction reflected an awareness of a pattern of above-average earnings growth that was becoming evident in corporate America. As a result, the stocks of companies with strong prospective earnings power performed well in the fourth quarter. Historically, when investors appear to focus on fundamentals, the fund has generally produced strong relative returns. And that was precisely the case in the fourth quarter. However, strong performance late in 2004 wasn't enough to make up for the fund's performance shortfall through the rest of the 12-month period.

Altogether, for the entire 12-month period, six of the fund's 10 sector positions outperformed their corresponding Russell 2000(R) Growth Index sectors. Adding the most value to results were stocks in the information technology and telecommunications services sectors, which made up approximately 27% of the portfolio weighting as of June 30, 2005. The telecommunications services sector produced the highest absolute return, returning 95%. The largest absolute loss, 12%, was recorded by the fund's industrials holdings. Major positions in the consumer discretionary and energy sectors, which made up approximately 25% of the portfolio weighting as of June 30, 2005, were largely responsible for the fund's underperformance on a relative basis.

As of June 30, 2005, the stock market was down for the calendar year-to-date period. Looking forward, we believe that investors will agree with our assessment that stocks are reasonably valued, especially in relation to bonds, and that earnings should be reasonably good. We are encouraged by the trend over the past several quarters that shows companies exceeding Wall Street's earnings expectations. Those expectations have been modest and, thus, we believe are capable of continuing to be exceeded. If earnings keep coming in above the targets, we think the market should respond positively.

                                              --Turner Investment Partners, Inc.

Performance

The following information illustrates the historical performance of the Preferred Small Cap Growth Fund compared with the Russell 2000(R) Growth Index. The Russell 2000(R) Growth Index measures the performance of those Russell 2000(R) companies included in the Russell 2000(R) Index (the 2,000 smallest of the 3,000 largest U.S.-domiciled corporations, ranked by market capitalization) with higher price-to-book ratios and higher forecasted growth values. Turner assumed subadvisory responsibility for the fund on January 1, 2000; returns for prior periods reflect the performance of a predecessor subadviser.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Small Cap Growth Fund's inception date was November 1, 1995. The report will provide ten-year performance history in the future as the fund matures.

Stocks of small and medium capitalization companies may trade less frequently and in limited volume. As a result share prices of funds investing in such companies may be more volatile than those of funds investing in stocks of larger, more established companies.

The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more current performance data to the most recent month-end, please call 1-800-662-4769.

--------------------------------------------------------------------------------
Average Annual Total Return for periods ended June 30, 2005
--------------------------------------------------------------------------------
                                         PAST     PAST       PAST       SINCE
                                        1 YEAR   5 YEARS   10 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred Small Cap Growth Fund*         2.74%    -6.58%      N/A       0.87%+
--------------------------------------------------------------------------------
Russell 2000(R) Growth Index             4.29%    -4.51%      N/A       4.67%
--------------------------------------------------------------------------------

*     November 1, 1995

+ Total return would have been lower if a portion of the management fee (0.35%) had not been waived for the time period November 1, 1995 through October 31, 1996.

--------------------------------------------------------------------------------
A $10,000 Investment Since Inception
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                              Preferred Small Cap   Russell 2000
                                                  Growth Fund       Growth Index
11/30/1995                                           10000              10000
12/31/1995                                           10506              10673
 6/30/1996                                           11267              11946
12/31/1996                                           12653              11875
 6/30/1997                                           14534              12495
12/31/1997                                           16629              13411
 6/30/1998                                           17941              14143
12/31/1998                                           15835              13576
 6/30/1999                                           14521              15316
12/31/1999                                           14156              19426
 6/30/2000                                           15280              19665
12/31/2000                                           11777              15068
 6/30/2001                                           10291              15074
12/31/2001                                            9433              13678
 6/30/2002                                            7513              11305
12/31/2002                                            6341               9538
 6/30/2003                                            7839              11381
12/31/2003                                           10085              14167
 6/30/2004                                           10580              14973
12/31/2004                                           11280              16194
 6/30/2005                                           10870              15614
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fund Composition as of June 30, 2005
--------------------------------------------------------------------------------

Sector                                                           % of Net Assets
Information Technology                                                24.00%
Health Care                                                           19.35%
Consumer Discretionary                                                19.10%
Industrials                                                           11.73%
Financials                                                             9.52%
Energy                                                                 5.88%
Materials                                                              4.97%
Telecommunication Services                                             2.57%
Consumer Staples                                                       1.50%
Other *                                                                1.38%
--------------------------------------------------------------------------------

*     Short-term investments and other assets and liabilities

The Preferred Group of Mutual Funds   Investment Review June 30, 2005

The Preferred Mid Cap Growth Fund seeks its objective of long-term capital appreciation by investing primarily in U.S. companies with medium market capitalizations believed to have strong earnings growth potential.

Christopher K. McHugh
(leads an investment committee)
Senior Portfolio Manager, Security Analyst
Turner Investment Partners, Inc.

Last Five Years' Experience: Portfolio Manager at Turner Investment Partners, Inc. Christopher has managed the Preferred Mid Cap Growth Fund since its inception on April 2, 2001.

Economic Commentary

For the 12 months ended June 30, 2005, the Preferred Mid Cap Growth Fund returned 9.15%, versus a 10.86% return for the fund's benchmark, the Russell MidCap(R) Growth Index. Since its inception, the fund has returned an average annual gain of 4.01%, versus an average annual gain of 6.31% for the benchmark.

Most of the gains for the fund during the 12-month period, as well as the stock market in general, came in the fourth quarter of 2004. For the rest of the period, the return of the fund was basically flat. Rising interest rates, rising oil prices and sporadically rising inflation all negatively impacted stock prices over the past 12 months. The Federal Reserve Board boosted the federal funds target rate nine times during the period, eventually pushing it to 3.25% as of June 30, 2005. Oil prices rose about 40%, at one point hitting a 22-year high of $60.54 per barrel in June 2005. Many in the investment community feared that upticks in short-term interest rates, oil prices and inflation would depress consumer spending, business investment, corporate profits and stock prices.

In the fourth quarter of 2004, such fears slackened momentarily, and investors returned their focus to fundamentals. We believe the market reaction reflected an awareness of a pattern of above-average earnings growth that was becoming evident in corporate America. As a result, the stocks of companies with strong prospective earnings power performed well in the fourth quarter. Historically, when investors appear to focus on fundamentals, the fund has generally produced strong relative returns. And that was precisely the case in the fourth quarter. However, strong performance late in 2004 wasn't enough to make up for the fund's performance shortfall through the rest of the 12-month period.

Altogether, for the entire 12-month period, six of the fund's 10 sectors outperformed their corresponding Russell Midcap(R) Growth Index sectors. Adding the most value to performance were holdings in the consumer discretionary sector, which comprised a 21% weighting within the portfolio as of June 30, 2005. Stocks in that sector that added the most value included those from the Internet advertising, catalog retailing, recreational product, broadcasting, staffing services and home furnishings industries.

Major positions in the health care and financials sectors, which constituted a 28% weighting as of June 30, 2005, were largely responsible for the fund's underperformance. Poor relative performers included biotechnology, hospital management, pharmaceutical, brokerage, financial transaction processing and banking shares.

The telecommunications services sector produced the highest absolute return, gaining 50% while representing 3% of the portfolio at the end of the fiscal year. Contributing the most to the fund's results were companies within the oil and gas production, telecommunications and wireless communications industries. The largest absolute loss for a sector, 10%, was recorded by the fund's autos/transportation holdings. Holdings in that sectors diminishing results included airline, aerospace, courier and trucking shares.

As of June 30, 2005, the stock market was down for the calendar year-to-date period. Looking forward, we believe 65169-14 that investors will gradually accept stock valuations, especially in relation to bonds, and that earnings should be reasonably good. We are encouraged by the trend over the past several quarters that shows companies exceeding Wall Street's earnings expectations. Those expectations have been modest and, thus, we believe are capable of continuing to be exceeded. We believe that if earnings keep coming in above the targets, the market should respond positively.

                                              --Turner Investment Partners, Inc.

Performance

The following information illustrates the historical performance of the Preferred Mid Cap Growth Fund compared with the Russell Midcap(R) Growth Index. The Russell Midcap(R) Growth Index measures the performance of those companies with higher price-to-book ratios and higher forecasted growth values that are also included in the Russell Midcap(R) Index (i.e., the 800 smallest companies out of the 1,000 largest U.S. companies).

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Preferred Mid Cap Growth Fund's inception date was April 2, 2001. This report will provide five- and ten-year performance history in the future as the fund matures.

Stocks of small and medium capitalization companies may trade less frequently and in limited volume. As a result share prices of funds investing in such companies may be more volatile than those of funds investing in stocks of larger, more established companies.

The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more current performance data to the most recent month-end, please call 1-800-662-4769.

--------------------------------------------------------------------------------
Average Annual Total Return for periods ended June 30, 2005
--------------------------------------------------------------------------------
                                       PAST     PAST      PAST       SINCE
                                      1 YEAR   5 YEARS   10 YEARS   INCEPTION*
--------------------------------------------------------------------------------
Preferred Mid Cap Growth Fund           9.15%    N/A       N/A         4.01%
--------------------------------------------------------------------------------
Russell Midcap(R) Growth Index         10.86%    N/A       N/A         6.31%
--------------------------------------------------------------------------------
*     April 2, 2001

--------------------------------------------------------------------------------
A $10,000 Investment Since Inception
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                            Preferred Mid Cap                 Russell Midcap(R)
                               Growth Fund                       Growth Index
4/2/2001                           10000                            10000
6/30/2001                          12420                          11618.4
12/31/2001                       10663.6                          10658.7
6/30/2002                        8226.23                          8558.37
12/31/2002                       7116.34                          7738.03
6/30/2003                        8541.82                           9188.2
12/31/2003                       10500.6                          11043.5
6/30/2004                        10827.1                            11700
12/31/2004                         11665                            12752
6/30/2005                          11817                            12969
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fund Composition as of June 30, 2005
--------------------------------------------------------------------------------
Sector                                                        % of Net Assets
Information Technology                                             24.37%
Consumer Discretionary                                             21.32%
Health Care                                                        18.38%
Financials                                                          9.57%
Industrials                                                         8.76%
Energy                                                              6.32%
Telecommunication Services                                          2.66%
Materials                                                           2.50%
Consumer Staples                                                    2.37%
Utilities                                                           0.72%
Other *                                                             3.03%
--------------------------------------------------------------------------------
* Short-term investments and other assets and liabilities
                                                                              13

The Preferred Group of Mutual Funds   Investment Review  June 30, 2005

The Preferred Large Cap Growth Fund seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing or expected to experience above-average earnings growth.

Kathleen A. McCarragher
Executive Vice President,
Head of Growth Equity
Jennison Associates LLC

Last Five Years' Experience: Growth Equity Portfolio Manager at Jennison. Kathleen assumed management of the Preferred Large Cap Growth Fund in April 1999.

Economic Commentary

For the 12 months ended June 30, 2005, the Preferred Large Cap Growth Fund returned 5.88%, versus a 1.68% return for the Russell 1000(R) Growth Index, the fund's primary benchmark, and 6.32% for the S&P 500 Index. Over the past 10 years, the fund has grown at an average annual rate of 7.90%, versus 7.40% for the Russell 1000(R) Growth Index and 9.94% for the S&P 500 Index.

Market conditions during this period have been somewhat challenging, driven mainly by macro-economic factors. Rising energy prices, which we believe contributed to concerns over rising inflation, rising interest rates and slower economic growth, negatively impacted market sentiment during a portion of the 12-month period. However, the exception was the fourth quarter of 2004, when there was a reprieve in the price for oil and equities responded positively. More recently, in the second quarter, the broadly positive performance of corporate profits led to a rebound in the stock markets, despite oil hitting new record levels. While not all companies and sectors yielded positive returns, the markets appeared to respond to negative earnings reports in a more measured--rather than exaggerated--fashion.

The high price of oil benefited the energy sector, the best performing sector during the 12-month period. However, our overweight in the energy sector, compared to the fund's primary benchmark, contributed to positive relative returns. Another significant source of relative strength came from stock selection of companies within the health care sector, where the return of our holdings more than tripled that of the Russell 1000(R) Growth Index's health care sector. Genentech (3.30% of net assets) was a stellar performer due to the success of one of its cancer drugs and favorable clinical trial results for its other cancer drugs. Other holdings from this sector that performed well included UnitedHealth Group (1.89% of net assets) and Caremark (1.82% of net assets). We believe these HMOs benefited from the continued deceleration in the rate of growth in medical costs. Alcon (1.62% of net assets) and Guidant (sold out of fund) also helped drive positive results.

On the other hand, information technology was the weakest sector in the benchmark for this period; however, our holdings performed well and added significantly to absolute and relative returns. Google (3.87% of net assets) was the best performing position in the fund. Google has seen explosive growth since its initial public offering in August 2004. Other strong performers from this sector included Apple (1.52% of net assets) and Marvell Technology (1.73% of net assets), both benefiting from what we believe to be strong product cycles. Strong returns from these positions were offset somewhat by weakness in semiconductor companies Intel (2.53% of net assets) and Agilent Technologies (1.12% of net assets). Cisco Systems (1.54% of net assets) was also a poor performer. We believe that the majority of weakness in these companies occurred last year when drops in demand caused concern over future growth.

The biggest detractor of relative return was the consumer discretionary sector. Most of this relative weakness can be attributed to negative returns in eBay (1.73% of net assets), which fell significantly in the first four months of 2005. This period was also difficult for the financials sector. American International Group was a weak performer due to heightened regulatory scrutiny. As a result, we eliminated our position during the period. Despite this difficult environment, holdings such as Lehman Brothers (0.50% of net assets) and Goldman Sachs (1.08% of net assets) showed solid positive returns and contributed to relative performance. We are currently favorably disposed toward brokerage companies, as we believe that the pace of mergers and acquisitions and banking activity should improve.

                                                       --Jennison Associates LLC

Performance

The following information illustrates the historical performance of the Preferred Large Cap Growth Fund compared with the benchmark S&P 500 Index and the Russell 1000(R) Growth Index.

The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries. The Russell 1000(R) Growth Index contains those Russell 1000(R) Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000(R) Index contains the 1,000 largest U.S.-domiciled corporations, ranked by market capitalizations.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

From time to time the fund may invest in a limited number of issuers; therefore, it may be subject to greater risk than other mutual funds having a greater number of holdings.

The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more current performance data to the most recent month-end, please call 1-800-662-4769.

--------------------------------------------------------------------------------
Average Annual Total Return for period ended June 30, 2005
--------------------------------------------------------------------------------
                                                      PAST     PAST       PAST
                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Preferred Large Cap Growth Fund                       5.88%    -8.57%    7.90%
--------------------------------------------------------------------------------
S&P 500 Index                                         6.32%    -2.37%    9.94%

Russell 1000(R) Growth Index                          1.68%   -10.36%    7.40%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A $10,000 Investment (Past 10 Years)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

               Preferred Large Cap                              Russell 1000 (R)
                   Growth Fund              S&P 500 Index        Growth Index
6/30/1995             10000                     10000                10000
12/31/1995            10490                     11440                11404
6/30/1996             11496                     12606                12781
12/31/1996            12471                     14080                14041
6/30/1997             14780                     16963                16787
12/31/1997            16365                     18759                18322
6/30/1998             19722                     22086                22057
12/31/1998            22238                     24151                25414
6/30/1999             25749                     27107                28070
12/31/1999            32209                     29218                33841
6/30/2000             33476                     29092                35274
12/31/2000            26533                     26556                26253
6/30/2001             23307                     24777                22514
12/31/2001            21686                     23405                20891
6/30/2002             17683                     20319                16550
12/31/2002            15109                     18228                15066
6/30/2003             16925                     20373                17037
12/31/2003            19654                     23458                19547
6/30/2004             20201                     24264                20082
12/31/2004            21335                     26009                20780
6/30/2005             21386                     25792                20421
--------------------------------------------------------------------------------

Fund Composition as of June 30, 2005
--------------------------------------------------------------------------------
Sector                                                          % of Net Assets
Information Technology                                              32.83%
Health Care                                                         25.28%
Consumer Discretionary                                              14.95%
Financials                                                           8.77%
Consumer Staples                                                     8.21%
Energy                                                               3.85%
Industrials                                                          3.31%
Telecommunication Services                                           1.66%
Other *                                                              1.14%
--------------------------------------------------------------------------------

* Short-term investments and other assets and liabilities

The Preferred Group of Mutual Funds   Investment Review  June 30, 2005

The Preferred Value Fund seeks its objective of capital appreciation by investing primarily in equity securities that are believed to be undervalued and offer above-average potential for capital appreciation.

Management Team
Pacific Financial Research, Inc.
Investment Management

Pacific Financial Research (PFR) manages the fund using a team of investment professionals with an average tenure of more than 17 years.

--------------------------------------------------------------------------------

Eli M. Salzmann
Partner, Director of
Large Cap Value Equity
Management
Lord, Abbett & Co. LLC

Last Five Years' Experience: Portfolio manager at Lord, Abbett & Co. LLC. Eli has managed the Preferred Value Fund since April 1, 2004.

Economic Commentary

For the 12 months ended June 30, 2005, the Preferred Value Fund returned 4.70% versus a 14.06% return for the Russell 1000(R) Value Index and 6.32% for the S&P 500 Index. Over the past 10 years, the fund has grown at an average annual rate of 9.36%, versus 12.03% for the Russell 1000(R) Value Index and 9.94% for the S&P 500 Index.

--------------------------------------------------------------------------------

U.S. equity markets experienced positive returns during the one-year period ended June 30, 2005; however, the fund--and many elements of the economy in general--was negatively impacted by volatility in oil prices throughout the year.

Stock selection and a sector underweight within the utilities sector detracted from performance relative to the benchmark for the fiscal year. Within the industrials sector, agricultural equipment manufacturer Deere (1.12% of net assets) has been impacted by concerns (which we do not embrace) about the sustainability of current strong farm equipment sales. Within the consumer discretionary sector, Clear Channel Communications (sold out of portfolio) and Tribune (0.48% of net assets) were hurt by weak advertising sales and circulation declines. Select holdings within the health care sector also detracted from performance relative to the benchmark. In particular, Cardinal Health (0.77% of net assets) was hurt by a warning that fourth quarter earnings would fall below estimates and news of a Securities and Exchange Commission investigation into its accounting practices. Shares of Merck (0.52% of net assets) fell after the company decided to pull its anti-arthritis drug Vioxx from the markets due to severe side effects that may be caused by using the medication.

The fund benefited from positive stock selection within the information technology sector during the year. In particular, Apple Computer (sold out of portfolio) benefited from new products and strong sales. The positive performance eventually led us to believe that it had become overvalued and we decided to sell out of Apple Computer. Stock selection within the auto and transportation sector also helped performance by avoiding the worst falls of the autos but benefiting from the good relative returns from railroad stocks, such as Canadian National Railway (0.29% of net assets) and Union Pacific (0.58% of net assets).

                                                        --Lord, Abbett & Co. LLC

--------------------------------------------------------------------------------

A stronger than expected global economy benefited economically sensitive companies during the 12-month period ended June 30, 2005. The stronger economy significantly boosted demand for energy, which generated positive returns for energy-related companies. Our portion of the fund lacked significant exposure to the energy sector and the fund's relative performance suffered as a result. Share prices of companies in the utilities sector also performed well, due to both a stronger economy as well as investor demand for higher dividend yields. The performance of the utilities sector also had a negative effect on the relative performance of our portion of the portfolio--which did not include any utility holdings.

The financial services holdings in our portion of the fund significantly underperformed the benchmark due to the weak performance of Fannie Mae (2.19% of net assets) and Marsh & McLennan (2.56% of net assets.) Fannie Mae disappointed investors by restating its earnings, primarily because of a dispute with its regulator over the interpretation of Financial Accounting Standard 133. The company made significant changes in its senior management and its relationship with its regulator 65169-18 appears to be improving. We added Marsh & McLennan to the portfolio after its share price declined significantly due to an investigation by several regulatory authorities, including the New York Attorney General. We believe both companies remain undervalued. The consumer discretionary holdings within our portion of the fund also underperformed the benchmarks, with weak performance from the Interpublic Group of Companies (0.95% of nets assets) and Time Warner (0.89% of net assets). Interpublic Group missed Wall Street estimates and there was some senior management turnover at the company. Time Warner fell on investor concerns over the company's purchase of some cable systems from Adelphia Communications.

The consumer staples holdings in our portion of the fund significantly outperformed the benchmark and added value to the portfolio during the year. Performance was driven by Altria Group (3.59% of net assets), CVS Corporation (0.50% of net assets) and UST (position sold out of portfolio), each of which gained on higher earnings reports and what we believe was attractive intrinsic value. We sold our holdings in UST after their share price rose above our estimate of intrinsic value. Looking forward, we continue to believe that the companies in the financial services and consumer staples sectors remain undervalued.

                                              --Pacific Financial Research, Inc.

Performance

The following information illustrates the historical performance of the Preferred Value Fund compared with the benchmark S&P 500 Index and the Russell 1000(R) Value Index. The S&P 500 Index is the most common index for the overall U.S. stock market. It comprises 500 of the leading U.S. companies representing major industries. The Russell 1000(R) Value Index measures the performance of those Russell 1000(R) Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000(R) Index contains the 1,000 largest U.S.-domiciled corporations, ranked by market capitalizations. Lord Abbett and Pacific Financial Research assumed subadvisory responsibility for their respective portions of the fund on April 1, 2004 and January 1, 2003, respectively; returns for prior periods reflect the performance of predecessor advisers.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more current performance data to the most recent month-end, please call 1-800-662-4769.

--------------------------------------------------------------------------------
Average Annual Total Return for periods ended June 30, 2005
--------------------------------------------------------------------------------
                                               PAST         PAST          PAST
                                              1 YEAR       5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Preferred Value Fund                           4.70%         3.00%         9.36%
--------------------------------------------------------------------------------

S&P 500 Index                                  6.32%        -2.37%         9.94%

Russell 1000(R) Value Index                   14.06%         6.56%        12.03%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A $10,000 Investment (Past 10 Years)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                 Preferred                                      Russell 1000 (R)
                 Value Fund              S&P 500 Index           Value Index
6/30/1995           10000                    10000                  10000
12/31/1995          11233                    11440                  11595
6/30/1996           12452                    12606                  12463
12/31/1996          14077                    14080                  14105
6/30/1997           16514                    16963                  16599
12/31/1997          18021                    18759                  19068
6/30/1998           20892                    22086                  21386
12/31/1998          20615                    24151                  22048
6/30/1999           22268                    27107                  24886
12/31/1999          21477                    29218                  23668
6/30/2000           21112                    29092                  22666
12/31/2000          23805                    26556                  25328
6/30/2001           23598                    24777                  25009
12/31/2001          22026                    23405                  23912
6/30/2002           20131                    20319                  22770
12/31/2002          18473                    18228                  20200
6/30/2003           19686                    20373                  22537
12/31/2003          22905                    23458                  26266
6/30/2004           23374                    24264                  27298
12/31/2004          25113                    26009                  30597
6/30/2005           24475                    25792                  31138
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Fund Composition as of June 30, 2005
--------------------------------------------------------------------------------
Sector                                                        % of Net Assets
Financials                                                         21.48%
Consumer Staples                                                   19.49%
Health Care                                                        17.58%
Industrials                                                        11.27%
Energy                                                              6.83%
Information Technology                                              6.15%
Materials                                                           5.48%
Consumer Discretionary                                              4.74%
Telecommunication Services                                          2.47%
Utilities                                                           0.24%
Other *                                                             4.27%
--------------------------------------------------------------------------------

* Short-term investments and other assets and liabilities

The Preferred Group of Mutual Funds  Investment Review  June 30, 2005

The Preferred Asset Allocation Fund

seeks its objective of both capital appreciation and current income by allocating assets among stocks, bonds and high quality money market instruments.

Thomas B. Hazuka
Chief Investment Officer
Mellon Capital Management Corporation

Last Five Years' Experience: Portfolio Manager at Mellon Capital. Tom has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.

--------------------------------------------------------------------------------

Edgar E. Peters
Director of Asset Allocation,
Chief Investment Officer
PanAgora Asset Management, Inc.

Last Five Years' Experience: Portfolio Manager at PanAgora Asset Management. Ed has been involved in the management of the Preferred Asset Allocation Fund since its inception on July 1, 1992.

Economic Commentary

For the 12 months ended June 30, 2005, the Preferred Asset Allocation Fund returned 7.62%. In comparison, the S&P 500 Index returned 6.32%, and the fund's blended benchmark, consisting of 65% - S&P 500 Index, 30% - Lehman Brothers Long-Term Treasury Index and 5% - 90-Day Treasury bills, returned 11.04% for the period. Over the past 10 years, the fund had grown at an average annual rate of 8.77%, versus 9.94% for the S&P 500 Index and 9.82% for the blended benchmark.

--------------------------------------------------------------------------------

Market conditions that affected overall fund performance during the 12-month period included modestly increasing inflation rates. In addition, U.S. manufacturing expanded throughout the year, with June 2005 marking the 25th straight month of expansion. The Purchasing Managers Index of the Institute for Supply Management rose to 53.8 in June, versus 51.4 in the prior month, and has remained above 50 since June 2003. Real gross domestic product (GDP) growth expanded by 3.7% in the 12 months ended March 31 (the latest quarterly GDP release). Consumer spending rose at a 3.6% annual rate in the latest quarter, down from 4.2% in the prior quarter. Business investment in equipment and software expanded and the job market continued to improve during the year. The unemployment rate fell and, at the same time, manufacturing payrolls contracted in three of the last four quarters.

Our portion of the fund began the fiscal year with an overweight mix in equities of 80% stocks / 20% bonds (80/20). During the 12 months ended June 30, 2005, rising stock prices drove down our projected return on stocks, but were more than offset by rising bond prices. The net effect of these changes was that the spread between the expected returns on stocks and bonds widened, prompting us to move out of bonds and into stocks. This asset allocation shift was implemented on January 26, 2005, and the resulting asset mix was shifted to 100% stocks / 0% bonds. While our asset allocation strategies benefited from rising prices for stock and bonds, our options trading detracted from performance for the period.

                                               --Mellon Capital Management Corp.

--------------------------------------------------------------------------------

Stock and bond markets were both up in the last year, but bonds significantly outperformed stocks against a backdrop of strong economic and earnings growth. Our portion of the fund was overweight in equities for much of the year by 15% - 20%, but relative performance was helped by strong stock selection. In 2004, we had a weak equity market in the third quarter followed by a strong fourth quarter rally. It became apparent in early 2005, however, that earnings and economic growth were slowing in the face of rising short-term interest rates and rising energy prices.

At the beginning of the 12-month period, the Federal Reserve Board (the "Fed") had begun its "steady pace" of interest rate hikes to adjust monetary policy from highly stimulative (and inflationary) to neutral. With few signs of significant inflation, the Fed avoided disrupting the economy by raising the federal funds target rate in steady 25-basis-point (0.25%; 1 basis point equals 0.01%) increments. Despite the fact that monetary policy remains "accommodative," economic growth has slowed, although it is not clear whether the economy is slowing because of the rate hikes or for other reasons. One reaction to the hikes in the federal funds target rate has been a flattening of the yield curve, which detracted from the relative performance of our portion of the fund because of our overweight in equities. While the yield curve typically flattens when the Fed raises rates, long-term rates fell more dramatically than we would expect, resulting in strong bond market returns even in the face of strong economic growth.

Escalating prices for oil and other commodities also affected the markets over the past 12 months as well as added to overall fund performance. Increases in the price of oil were driven by strong global demand. Yet, even as the global economy slowed down, oil prices continued to rise, leading many investors to anticipate a significant economic slow-down. While that has yet to occur, the flat yield curve suggests to us that slower economic growth may be on the horizon.

Finally, we believe the real estate market needs to be mentioned when discussing recent market and economic activity. While it is not clear that there is a real estate bubble, it does appear that more investors are shifting assets from stocks to real estate. This drop in the demand for equities may have contributed to their disappointing performance over the past 12 months.

In summary, equities underperformed bonds over the past 12 months due to a range of factors that are making investors nervous about the future. We have maintained an overweight in equities that is modest by historical standards, but reflects our long-term optimism combined with a near-term caution. We believe the probability that stocks will remain in a down turn over the long-term is low, but the upside appears to be modest in the near-term.

                                               --PanAgora Asset Management, Inc.

Performance

The following information illustrates the historical performance of the Preferred Asset Allocation Fund compared with the S&P 500 Index and with a blended benchmark consisting of: 65%-S&P 500 Index; 30%-Lehman Brothers Long-Term Treasury Index; and 5%-90-Day Treasury Bills. The S&P 500 Index is the most common index for the overall U.S. stock market. It is comprised of 500 of the leading U.S. companies representing major industries. The Lehman Brothers Long-Term Treasury Index is a market-weighted index of all publicly held Treasury issues with maturities greater than 10 years. The 90-Day Treasury Bill benchmark is a performance calculation using recently issued 90-Day Treasury Bills. The Preferred Asset Allocation Fund has a blended benchmark to reflect its flexibility to invest in stocks, bonds and short-term instruments.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more current performance data to the most recent month-end, please call 1-800-662-4769.

--------------------------------------------------------------------------------
Average Annual Total Return for periods ended June 30, 2005
--------------------------------------------------------------------------------

                                                PAST        PAST          PAST
                                               1 YEAR      5 YEARS      10 YEARS

--------------------------------------------------------------------------------
Preferred Asset Allocation Fund                 7.62%        1.46%        8.77%
--------------------------------------------------------------------------------
S&P 500 Index                                   6.32%       -2.37%        9.94%

65/30/5 Blended Index                           9.30%        1.86%        9.65%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A $10,000 Investment (Past 10 Years)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                 Preferred Asset     65/30/5
                                Allocation Fund    Blended Index   S&P 500 Index
6/30/1995                             10000           10000            10000
12/31/1995                            11253           11279            11440
6/30/1996                             11822           11780            12606
12/31/1996                            12960           12921            14080
6/30/1997                             14306           14723            16963
12/31/1997                            15672           16327            18759
6/30/1998                             17430           18529            22086
12/31/1998                            19912           20164            24151
6/30/1999                             20426           21355            27107
12/31/1999                            20341           22316            29218
6/30/2000                             21571           22909            29092
12/31/2000                            21674           22309            26556
6/30/2001                             20464           21391            24777
12/31/2001                            20058           20984            23405
6/30/2002                             18429           19447            20319
12/31/2002                            17079           18890            18228
6/30/2003                             18973           20723            20373
12/31/2003                            21151           22513            23458
6/30/2004                             21553           22984            24264
12/31/2004                            23111           24630            26009
6/30/2005                             23187           25123            25792

--------------------------------------------------------------------------------
Fund Composition as of June 30, 2005
--------------------------------------------------------------------------------

Security Allocation                                              % of Net Assets
Common Stock                                                          43.41%
Cash Equivalents                                                      28.61%
Fixed Income                                                          17.35%
Other *                                                               10.63%

--------------------------------------------------------------------------------

*     Short-term investments, purchased options and other assets and liabilities

The Preferred Group of Mutual Funds  Investment Review  June 30, 2005

The Preferred Fixed Income Fund seeks its objective of maximizing total return consistent with prudent investment management and liquidity needs by investing in a diversified portfolio of debt securities.

Management Team
Western Asset Management Company Investment Strategy Group

Western Asset Management Company Limited Investment Strategy Group

Western Asset Management has managed the fund using a team of investment professionals since November 2002.

Economic Commentary

For the 12 months ended June 30, 2005, the Preferred Fixed Income Fund returned 8.43%, versus a 6.80% return for the Lehman Brothers Aggregate Index. Over the past 10 years, the fund has returned 6.63%, versus a return of 6.83% for the benchmark.

Led by nine 25-basis-point hikes (0.25%; 1 basis point equals 0.01%) in the fed funds target rate, short-term interest rates rose over the past 12 months. Most bond yields fell, however, resulting in a substantial flattening of the yield curve and an accompanying outperformance from the fund compared to the benchmark. It is noteworthy for bond yields to decline at a time when most measures of inflation are rising, particularly in light of the fact that long-term interest rates rarely fall when the Federal Reserve Board (the "Fed") is raising the fed funds target rate. After falling for much of 2004, the U.S. dollar rose against most currencies in the first half of 2005, as the market regained confidence in the Fed's ability to keep inflation contained. Meanwhile, faltering European and Japanese economies weakened demand for their currencies. Commodity prices generally softened, but crude oil surged from $43 per barrel to as high as $60.

During the past 12 months, the Preferred Fixed Income Fund outperformed the Lehman Aggregate Benchmark by 163 basis points. Our investment strategies produced mixed results over the past year. Moderately overweight exposure to lower-quality investment grade, high-yield and emerging-market debt added substantially to returns as spreads between such securities and U.S. Treasuries tightened. Moderate non-dollar exposure added significantly to returns as well, since foreign yields fell, and our decision to leave some currency exposure unhedged for the first half of the 12-month period benefited from a weaker U.S. dollar. Mortgage-backed sector exposure was overweight for the first half of the period, and this benefited from a gradual tightening of spreads, but this was partially offset by a shift to an underweight exposure in the latter half of the period as spreads continued to narrow. Overweight exposure to Treasury Inflation Protected Securities ("TIPS") had little impact on returns; although higher-than-expected inflation benefited TIPS, Treasuries gained ground as the breakeven spread--the spread between yields on Treasuries and TIPS--declined.

Monetary conditions don't appear to us to pose a threat to growth; real yields are still relatively low and the yield curve remains positively sloped. We believe energy is becoming expensive and is likely to slow the economy on the margin, but it is not yet a serious problem. Fiscal policy remains somewhat stimulative, thanks primarily to low tax rates on capital, and we note a powerful surge in federal revenues over the past year that suggests to us the economy could be fundamentally healthier than many suspect. The housing market is not likely to be in serious trouble unless and until interest rates rise significantly, and we do not believe that is imminent. Our inflation concerns have been tempered of late, thanks to a stronger U.S. dollar, relatively stable gold and commodity prices and higher real yields at the short end of the yield curve.

All things considered, we believe this is not a time to either take outsized risks or be unduly defensive. We continue to believe that a neutral to underweight duration stance is appropriate, coupled with tactical shifts within this duration range as market conditions change.

                                              --Western Asset Management Company
                                      --Western Asset Management Company Limited

Performance

The following information illustrates the historical performance of the Preferred Fixed Income Fund compared to the Lehman Brothers Aggregate Index. The Lehman Brothers Aggregate Index represents securities that are U.S. domestic, taxable and dollar-denominated. The index covers the U.S. investment grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Western Asset Management Company and Western Asset Management Company Limited assumed subadvisory responsibility for the fund on November 1, 2002; returns for prior periods reflect the performance of a predecessor adviser.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more current performance data to the most recent month-end, please call 1-800-662-4769.

--------------------------------------------------------------------------------
Average Annual Total Return for periods ended June 30, 2005
--------------------------------------------------------------------------------
                                                PAST        PAST          PAST
                                               1 YEAR      5 YEARS      10 YEARS
--------------------------------------------------------------------------------
Preferred Fixed Income Fund                     8.43%       8.02%         6.63%
--------------------------------------------------------------------------------
Lehman Brothers Aggregate Index                 6.80%       7.40%         6.83%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A $10,000 Investment (Past 10 Years)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                                 Preferred Fixed    Lehman Bros.
                                                  Income Fund        Agg. Index
6/30/1995                                            10000             10000
12/31/1995                                           10616             10631
6/30/1996                                            10412             10502
12/31/1996                                           10933             11017
6/30/1997                                            11286             11358
12/31/1997                                           11857             12080
6/30/1998                                            12338             12555
12/31/1998                                           12686             13130
6/30/1999                                            12470             12950
12/31/1999                                           12589             13022
6/30/2000                                            12921             13541
12/31/2000                                           13919             14536
6/30/2001                                            14313             15061
12/31/2001                                           14921             15763
6/30/2002                                            15351             16361
12/31/2002                                           16332             17380
6/30/2003                                            17185             18062
12/31/2003                                           17447             18093
6/30/2004                                            17526             18120
12/31/2004                                           18481             18878
6/30/2005                                            19004             19353

--------------------------------------------------------------------------------
Fund Composition as of June 30, 2005
--------------------------------------------------------------------------------

Sector                                                           % of Net Assets
Government / Treasury                                                26.14%
Corporates                                                           22.92%
Mortgage-Backed Securities                                           20.96%
Foreign Government                                                    8.92%
Commercial Mortgage-
Backed Securities                                                     3.78%
Government /Agency                                                    3.39%
Asset Backed Securities                                               1.96%
Convertible Bonds & Notes                                             0.22%
Other *                                                              11.71%

--------------------------------------------------------------------------------

* Short-term investments and other assets and liabilities

The Preferred Group of Mutual Funds  Investment Review  June 30, 2005

The Preferred Short-Term Government Securities Fund seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.

Charles T. (C.T.) Urban, III, CFA
Senior Portfolio Manager
Caterpillar Investment Management Ltd.

Last Five Years' Experience: Senior Portfolio Manager at Caterpillar Investment Management Ltd. C.T. has managed the Preferred Short-Term Government Securities Fund since November 1, 1999.

Economic Commentary

For the 12 months ended June 30, 2005, the Preferred Short-Term Government Securities Fund returned 2.05%, versus a 1.87% gain for its benchmark index, the Merrill Lynch 1-3 Year Treasury Index. Since inception, the fund has gained at an average annual rate of 4.57%, versus an average annual gain of 5.12% for the benchmark.

It may have been a roller coaster of a year in terms of market activity, but we believe the majority of the dips and climbs turned out to be pretty tame. For the 12-month period ended June 30, 2005, the Federal Reserve Board (the "Fed") began and continued on a "measured pace" to remove what it felt had been an extremely accommodative monetary policy. In response, the yield curve flattened, with long term rates dropping sharply--leaving Fed Chairman Alan Greenspan to make headlines in the financial press with his description of the situation as a "conundrum." The third quarter of 2004 saw energy prices rise and oil surpass $50 per barrel. Rather than fixate on possible inflation problems, market participants worried about a potential slowdown in consumption worldwide, which we believe in turn actually helped drive rates lower. What appeared to be extraordinary purchases of U.S. Treasury securities by foreign central banks drove rates even lower. As it became apparent that the nascent economic recovery was not being severely impacted by higher energy prices, interest rates moved up sharply in the first quarter of 2005. This move was all but reversed as oil prices broached $60 a barrel in the second quarter of 2005, which we believe placed the market into the same mindset that it went through in the third quarter of 2004 and sending rates sharply lower. At the start of the 12-month period, yields stood at 2.67%, 4.58% and 5.29% for 2-, 10- and 30-year Treasuries, respectively. At the close of the period, the 2-year Treasury note's yield was 3.63%, the 10-year yield was 3.91% and the 30-year Treasury bond's yield was 4.19%.

While we expected to experience a flatter yield curve during this Fed tightening cycle, the sharp drop in yields in longer maturities came as a surprise to us and other market watchers. The fund captured some of this move by gradually adopting a slightly barbelled position in the portfolio, with positions at the short end and long end of the yield curve. At the same time, to take advantage of higher short-term rates, we increased our position in mortgage-backed securities and other amortizing securities. For the most part, the fund maintained duration--a measure of a bond portfolio's sensitivity to interest rate movements--slightly short of its benchmark, which detracted from performance during the period. Our core holdings of agency debentures have been reduced to the lowest level in several years in light of recent spread compression and potential further headline risk. Treasuries continued to be used for liquidity, duration management and yield curve optimization. The portfolio's duration was 1.49 versus 1.70 for the benchmark as of June 30, 2005.

                                        --Caterpillar Investment Management Ltd.

Performance

The following information illustrates the historical performance of the Preferred Short-Term Government Securities Fund compared with the Merrill Lynch 1-3 Year Treasury Index. The Index is composed primarily of U.S. Treasury Notes and Bonds with remaining maturities of one to three years.

An index is a fictitious unmanaged portfolio and does not trade or incur any expenses. An investment fund must outperform its benchmark by the amount of its management fees and other expenses for its reported performance to match its benchmark.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more current performance data to the most recent month-end, please call 1-800-662-4769.

--------------------------------------------------------------------------------
Average Annual Total Return for periods ended June 30, 2005
--------------------------------------------------------------------------------
                                                      PAST      PAST      PAST
                                                     1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Preferred Short-Term
Government Securities Fund                            2.05%    4.28%      4.57%
--------------------------------------------------------------------------------

Merrill Lynch 1-3 Year
Treasury Index                                        1.87%    4.49%      5.12%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A $10,000 Investment (Past 10 Years)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                Preferred Short-Term      Merrill Lynch 1-3 year
                             Government Securities Fund       Treasury Index

 6/30/1995                              10000                      10000
12/31/1995                              10351                      10406
 6/30/1996                              10509                      10546
12/31/1996                              10839                      10924
 6/30/1997                              11120                      11238
12/31/1997                              11508                      11651
 6/30/1998                              11756                      12003
12/31/1998                              12056                      12466
 6/30/1999                              12140                      12612
12/31/1999                              12334                      12848
 6/30/2000                              12681                      13232
12/31/2000                              13328                      13875
 6/30/2001                              13778                      14426
12/31/2001                              14295                      15027
 6/30/2002                              14659                      15385
12/31/2002                              15162                      15892
 6/30/2003                              15400                      16102
12/31/2003                              15384                      16197
 6/30/2004                              15323                      16184
12/31/2004                              15504                      16343
 6/30/2005                              15635                      16483

--------------------------------------------------------------------------------
Fund Composition as of June 30, 2005
--------------------------------------------------------------------------------

Sector                                                           % of Net Assets
Government /Agency                                                   49.55%
Mortgage-Backed Securities                                           30.43%
Government / Treasury                                                 5.85%
Asset Backed Securities                                               5.39%
Corporates                                                            5.25%
Commercial Mortgage-
  Backed Securities                                                   1.53%
Foreign Government                                                    0.57%
Municipals                                                            0.57%
Other *                                                               0.86%

--------------------------------------------------------------------------------

*    Short-term investments and other assets and liabilities

The Preferred Group of Mutual Funds  Investment Review  June 30, 2005

The Preferred Money Market Fund seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed-income investments.

Mark Settles
Managing Director, Fixed Income
J.P. Morgan Asset Management

Last Five Years' Experience: Portfolio Manager, J.P. Morgan Investment Management Inc. Mark has managed the Preferred Money Market Fund since January 1, 2000.

Economic Commentary

For the 12 months ended June 30, 2005, the Preferred Money
Market Fund returned 1.78%, versus a return of 1.62% for its benchmark index, the Money Fund Report Average/All Taxable. The fund has grown at an average annual rate of 3.75% over the past 10 years, versus average annual growth of 3.57% for the benchmark.

Although the economic picture was mixed over the past 12 months, U.S. gross domestic product advanced at a rate just under 4.0%. Corporate profits rose along with business spending. Private employment increased and unemployment fell. Oil prices fluctuated throughout the period, rising to nearly $60 per barrel at the end of June. Despite higher energy prices, consumer spending remained resilient. Fueled by economic growth, rising commodity prices and a falling U.S. dollar, inflation increased slightly. The Federal Reserve Board (the "Fed") maintained its policy of measured interest rate increases, raising the federal funds target rate from 1.25% at the beginning of July 2004 to 3.25% by the end of June 2005. The short end of the Treasury yield curve rose for most of the period on expectations that the Fed would continue raising short-term rates. However, it declined during the spring of 2005 as investors speculated that the Fed was nearing the end of its tightening cycle. The LIBOR yield curve also flattened during the 12-month period.

Our tactical management of the fund's weighted average maturity (WAM) and our yield curve positioning were the primary reasons we outperformed the fund's benchmark for the fiscal year. Prior to each interest rate increase by the Fed, we let our cash position build to 20-25% of fund assets in order to try to capture the potential benefit of a higher fed funds rate. We moved in incremental steps toward a strategic allocation of approximately 30% of fund assets in floating-rate securities. During the spring of 2005, returns were enhanced by selling commercial paper in favor of corporate floating-rate notes. We also believe that security selection contributed to overall positive performance.

We began the 12-month period by targeting a WAM of 60-65 days. Early in the fall of 2004, we invested in overnight to one-month certificates of deposit (CDs). Later, we purchased asset-backed commercial paper and CDs in the three- and five-month part of the curve to add yield. In anticipation of interest rate increases, we added overnight to one-month maturities before each meeting of the Fed and continued to add floating-rate notes. Late in 2004, we reduced the targeted WAM to 50-55 days and purchased three- and six-month securities at higher yields. After the Fed's February 2005 meeting, we increased yield by purchasing three-, six- and nine-month securities in addition to adding four- and 13-month paper. To capture additional yield during the spring of 2005, we extended our WAM to 63 days by purchasing one-, three- and 12-month maturities. In early May 2005, we added five-month securities, but subsequently reduced our WAM to 55 days at the end of the month by purchasing one- to four-month maturities which contributed to our overall positive fund performance for the period.

                                        --J.P. Morgan Investment Management Inc.

Performance

The following information illustrates the historical performance of the Preferred Money Market Fund compared to Money Fund Report Average/All Taxable. This benchmark is used for taxable money market funds as an average of taxable money market mutual funds.

The table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

The performance data quoted below represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. For more current performance data to the most recent month-end, please call 1-800-662-4769.

--------------------------------------------------------------------------------
Average Annual Total Return/Yield for periods ended June 30, 2005
--------------------------------------------------------------------------------

                                           YIELD*        AVERAGE ANNUAL TOTAL RETURN
                                     -----------------   ----------------------------
                                     CURRENT   CURRENT     PAST     PAST       PAST
                                      7-DAY    30-DAY     1 YEAR   5 YEARS   10 YEARS
-------------------------------------------------------------------------------------
Preferred Money Market Fund           2.81%     2.73%      1.78%    2.27%     3.75%**
-------------------------------------------------------------------------------------
Money Fund Report Avg./All Taxable     N/A       N/A       1.62%    2.11%     3.57%
-------------------------------------------------------------------------------------

 * The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance. Yield more closely reflects current performance than total return.

** Total return would have been lower if a portion of the management fee (0.15%) had not been waived for the period January 1, 1993 through October 31, 1995.

--------------------------------------------------------------------------------
A $10,000 Investment (Past 10 Years)
--------------------------------------------------------------------------------

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                    Preferred Money        Money Fund Report
                                      Market Fund           Avg./All Taxable

 6/30/1995                               10000                   10000
12/31/1995                               10280                   10266
 6/30/1996                               10532                   10516
12/31/1996                               10802                   10772
 6/30/1997                               11073                   11037
12/31/1997                               11359                   11320
 6/30/1998                               11671                   11606
12/31/1998                               11970                   11889
 6/30/1999                               12242                   12148
12/31/1999                               12550                   12441
 6/30/2000                               12909                   12782
12/31/2000                               13317                   13175
 6/30/2001                               13643                   13481
12/31/2001                               13844                   13657
 6/30/2002                               13951                   13753
12/31/2002                               14046                   13834
 6/30/2003                               14102                   13885
12/31/2003                               14145                   13922
 6/30/2004                               14189                   13958
12/31/2004                               14276                   14036
 6/30/2005                               14451                   14184

--------------------------------------------------------------------------------
Fund Composition as of June 30, 2005
--------------------------------------------------------------------------------

Sector                                                           % of Net Assets
Commercial Paper                                                     54.31%
Floating Rate Notes                                                  30.09%
Certificates of Deposit                                              13.90%
Other *                                                               1.70%

--------------------------------------------------------------------------------

*     Other assets and liabilities

The Preferred Group of Mutual Funds   Fund Expenses June  30, 2005

Understanding Your Fund's Expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. For more information, see the prospectus or talk to your financial adviser.

Review your fund's expenses

The table below shows the expenses you would have paid on a $1,000 investment in each of the funds for the six-month period ended June 30, 2005. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment

assuming actual returns for the six-month period ended June 30, 2005

----------------------------------------------------------------------------------------------
Fund                               Expenses Paid (per $1,000)*   Ending Value (after expenses)
----------------------------------------------------------------------------------------------
Preferred International Growth +              $7.15                        $  982.60
----------------------------------------------------------------------------------------------
Preferred International Value +                5.12                           972.60
----------------------------------------------------------------------------------------------
Preferred Small Cap Growth                     6.07                           963.60
----------------------------------------------------------------------------------------------
Preferred Mid Cap Growth                       6.31                         1,013.10
----------------------------------------------------------------------------------------------
Preferred Large Cap Growth                     4.55                         1,002.50
----------------------------------------------------------------------------------------------
Preferred Value                                5.33                           974.50
----------------------------------------------------------------------------------------------
Preferred Asset Allocation                     4.81                         1,003.70
----------------------------------------------------------------------------------------------
Preferred Fixed Income +                       3.33                         1,028.20
----------------------------------------------------------------------------------------------
Preferred Short-Term Government                2.43                         1,008.60
----------------------------------------------------------------------------------------------
Preferred Money Market                         2.41                         1,011.60
----------------------------------------------------------------------------------------------

* Expenses are calculated using the annualized expense ratio for each fund, which represents the annualized operating expenses as a percentage of that fund's net assets for the six-month period ended June 30, 2005. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

+ In the most recent fiscal half year, the fund limited its expenses; had it not done so, expenses would have been higher.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six-month period ended June 30, 2005, use the calculation method on the next page. To find the value of your investment on January 1, 2005, go to www.PreferredGroup.com and log on to your account. Alternatively, call The Preferred Group of Mutual Funds at 1-800-662-4769.

How to Calculate the Expenses You Paid

--------------------------------------------------------------------------------
     Value of Your Investment / $1,000 x Expenses Paid = Total Expenses
                                                         Paid on Your Account
--------------------------------------------------------------------------------
Example based on a $10,000 Investment in The Preferred Large Cap Growth Fund
--------------------------------------------------------------------------------
     $10,000 / $1,000 x 4.55 (see table above) = $45.50
--------------------------------------------------------------------------------

Comparing Your Fund's Expenses with Those of Other Funds

Using the SEC's method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund's expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return and actual expenses. You can use this information to compare the ongoing expenses of investing in your fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance or expenses paid during this period.

Expenses and Value of a $1,000 Investment

assuming a hypothetical 5% annualized return for the six-month period ended June 30, 2005

----------------------------------------------------------------------------------------------
Fund                               Expenses Paid (per $1,000)*   Ending Value (after expenses)
----------------------------------------------------------------------------------------------
Preferred International Growth              $7.27                          $1,017.58
----------------------------------------------------------------------------------------------
Preferred International Value                5.24                           1,019.61
----------------------------------------------------------------------------------------------
Preferred Small Cap Growth                   6.24                           1,018.61
----------------------------------------------------------------------------------------------
Preferred Mid Cap Growth                     6.33                           1,018.52
----------------------------------------------------------------------------------------------
Preferred Large Cap Growth                   4.59                           1,020.25
----------------------------------------------------------------------------------------------
Preferred Value                              5.45                           1,019.40
----------------------------------------------------------------------------------------------
Preferred Asset Allocation                   4.85                           1,019.99
----------------------------------------------------------------------------------------------
Preferred Fixed Income                       3.32                           1,021.51
----------------------------------------------------------------------------------------------
Preferred Short-Term Government              2.44                           1,022.38
----------------------------------------------------------------------------------------------
Preferred Money Market                       2.42                           1,022.40
----------------------------------------------------------------------------------------------

* Expenses are calculated using the annualized expense ratio for each fund, which represents the annualized operating expenses as a percentage of that fund's net assets for the six-month period ended June 30, 2005. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Statements of Assets and Liabilities June 30, 2005

----------------------------------------------------------------------------------------------------------------------------------
                                                                                    International   International     Small Cap
June 30, 2005                                                                          Growth           Value           Growth
----------------------------------------------------------------------------------------------------------------------------------
Assets
   Unaffiliated investments at value, including $6,478,687, $142,874,850,
     $25,342,845,$13,819,533, $18,361,991, $18,937,181, $31,159,852,
     $98,773,789 of International Growth, International Value, Small Cap
     Growth, Mid Cap Growth, Large CapGrowth, Value, Asset Allocation and
     Fixed Income funds' securities on loan ....................................    $  50,256,441   $ 705,784,095   $  109,111,820
   Affiliated investments at value .............................................
   Short-term investments at value .............................................        7,344,983     162,989,305       25,773,590
   Repurchase agreements .......................................................
   Cash ........................................................................                              577
   Foreign currency at value ...................................................            9,697         671,516
   Receivable for investments sold .............................................                                         2,890,064
   Receivable for when-issued securities .......................................
   Receivable for forward contracts ............................................
   Receivable for fund shares sold .............................................          455,326       2,076,493        1,017,424
   Receivable from manager .....................................................
   Dividends and interest receivable ...........................................           41,686       1,228,296           32,223
   Foreign tax reclaim receivable ..............................................            8,645         147,535
   Prepaid expenses and other assets ...........................................           12,360
                                                                                    ----------------------------------------------
     Total assets ..............................................................       58,129,138     872,897,817      138,825,121
                                                                                    ----------------------------------------------

Liabilities
   Due to custodian ............................................................                                           648,683
   Payable for investments purchased ...........................................          276,866                        1,616,699
   Payable for when-issued securities ..........................................
   Payable for forward contracts ...............................................
   Payable for variation margin ................................................
   Payable for fund shares redeemed ............................................                           89,510               57
   Payable for distributions ...................................................
   Payable upon return of securities loaned ....................................        6,809,568     138,197,305       25,773,589
   Other Payables ..............................................................
     Management fees ...........................................................           37,423         425,724           93,463
     Audit fees ................................................................           20,805          22,669           19,603
     Custodian fees ............................................................           15,778         126,170            8,967
     Legal fees ................................................................            2,860                            1,778
     Trustees' fees ............................................................              168
     Transfer agent fees .......................................................            9,344         116,576           23,814
     Other accrued expenses and liabilities ....................................            2,656          18,043            1,570
                                                                                    ----------------------------------------------
       Total liabilities .......................................................        7,175,468     138,995,997       28,188,223
                                                                                    ----------------------------------------------
   Net assets ..................................................................    $  50,953,670   $ 733,901,820   $  110,636,898
                                                                                    ----------------------------------------------
   Shares of beneficial interest outstanding ...................................        6,009,851      45,981,400       12,292,762
                                                                                    ----------------------------------------------
   Offering and redemption price per share .....................................    $        8.48          $15.96            $9.00
                                                                                    ----------------------------------------------

   Composition of Net Assets
   Paid-in capital .............................................................    $  50,495,193   $ 594,740,846   $  129,312,845
   Undistributed (Distributions in excess of) net investment income (loss) .....          (32,834)     9,631,733
   Accumulated net realized gains (losses) on investments, futures,written
     options, forwards and foreign currency ....................................       (5,345,731)     20,128,540      (34,708,874)
   Net unrealized appreciation (depreciation) on:
     Investments ...............................................................        5,838,525     109,446,390       16,032,927
     Futures ...................................................................
     Options ...................................................................
     Foreign denominated other assets, liabilities & currency ..................           (1,483)        (45,689)
                                                                                    ----------------------------------------------
                                                                                    $  50,953,670   $ 733,901,820   $  110,636,898
                                                                                    ----------------------------------------------
   Unaffiliated investments and short-term investments at cost .................    $  51,762,899   $ 759,327,010   $  118,852,483
   Affiliated investments at cost ..............................................
   Foreign currency holdings at cost ...........................................            9,726         675,799

----------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                      Mid Cap        Large Cap
                                                                                      Growth          Growth           Value
--------------------------------------------------------------------------------------------------------------------------------
Assets
   Unaffiliated investments at value, including $6,478,687, $142,874,850,
     $25,342,845,$13,819,533, $18,361,991, $18,937,181, $31,159,852,
     $98,773,789 of International Growth, International Value, Small Cap
     Growth, Mid Cap Growth, Large CapGrowth, Value, Asset Allocation and
     Fixed Income funds' securities on loan ...................................    $  97,921,944   $ 412,308,228   $ 321,308,023
   Affiliated investments at value ............................................
   Short-term investments at value ............................................       16,036,389      22,260,758      33,047,534
   Repurchase agreements ......................................................
   Cash .......................................................................                              153
   Foreign currency at value ..................................................
   Receivable for investments sold ............................................        1,470,687       1,520,700         695,985
   Receivable for when-issued securities ......................................
   Receivable for forward contracts ...........................................
   Receivable for fund shares sold ............................................          488,571       1,733,817         977,445
   Receivable from manager ....................................................
   Dividends and interest receivable ..........................................           25,187         202,114         552,898
   Foreign tax reclaim receivable .............................................                           11,524
   Prepaid expenses and other assets ..........................................            1,375
                                                                                   ---------------------------------------------
     Total assets .............................................................      115,944,153     438,037,294     356,581,885
                                                                                   ---------------------------------------------

Liabilities
   Due to custodian ...........................................................
   Payable for investments purchased ..........................................          644,011       1,473,652         981,995
   Payable for when-issued securities .........................................
   Payable for forward contracts ..............................................
   Payable for variation margin ...............................................
   Payable for fund shares redeemed ...........................................                8         269,000           1,428
   Payable for distributions ..................................................
   Payable upon return of securities loaned ...................................       14,187,640      18,838,758      19,574,021
   Other Payables .............................................................
     Management fees ..........................................................           83,692         261,484         250,858
     Audit fees ...............................................................           19,431          19,590          22,957
     Custodian fees ...........................................................            9,694           8,892          16,298
     Legal fees ...............................................................                            4,988           3,015
     Trustees' fees ...........................................................
     Transfer agent fees ......................................................           17,593          96,751          84,777
     Other accrued expenses and liabilities ...................................                              124           7,351
                                                                                   ---------------------------------------------
       Total liabilities ......................................................       14,962,069      20,973,239      20,942,700
                                                                                   ---------------------------------------------
   Net assets .................................................................    $ 100,982,084   $ 417,064,055   $ 335,639,185
                                                                                   ---------------------------------------------
   Shares of beneficial interest outstanding ..................................        9,298,691      34,411,403      21,388,275
                                                                                   ---------------------------------------------
   Offering and redemption price per share ....................................    $       10.86   $       12.12   $       15.69
                                                                                   ---------------------------------------------

   Composition of Net Assets
   Paid-in capital ............................................................    $  82,905,262   $ 550,891,729   $ 295,640,934
   Undistributed (Distributions in excess of) net investment income (loss) ....                          752,259       1,310,374
   Accumulated net realized gains (losses) on investments, futures, ...........        3,456,766    (200,832,134)     13,088,400
   Net unrealized appreciation (depreciation) on:
     Investments ..............................................................       14,620,056      66,252,201      25,599,415
     Futures ..................................................................
     Options ..................................................................
     Foreign denominated other assets, liabilities & currency .................                                               62
                                                                                   ---------------------------------------------
                                                                                   $ 100,982,084   $ 417,064,055   $ 335,639,185
                                                                                   ---------------------------------------------
   Unaffiliated investments and short-term investments at cost ................    $  99,338,277   $ 368,316,785   $ 328,756,142
   Affiliated investments at cost .............................................
   Foreign currency holdings at cost ..........................................

----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     Short-Term
                                                                                        Asset          Fixed         Government
                                                                                    Allocation         Income        Securities
----------------------------------------------------------------------------------------------------------------------------------
Assets
   Unaffiliated investments at value, including $6,478,687, $142,874,850,
     $25,342,845,$13,819,533, $18,361,991, $18,937,181, $31,159,852,
     $98,773,789 of International Growth, International Value, Small Cap
     Growth, Mid Cap Growth, Large CapGrowth, Value, Asset Allocation and
     Fixed Income funds' securities on loan. ..................................    $ 126,795,126   $ 355,807,604    $ 170,504,139
   Affiliated investments at value ............................................          263,056
   Short-term investments at value ............................................      108,820,927      97,334,993        2,447,767
   Repurchase agreements ......................................................                       77,800,000
   Cash .......................................................................              564         105,267
   Foreign currency at value ..................................................                              415
   Receivable for investments sold ............................................          242,391       6,614,851
   Receivable for when-issued securities ......................................                          410,250
   Receivable for forward contracts ...........................................                       39,296,130
   Receivable for fund shares sold ............................................        1,142,616       1,972,370          576,301
   Receivable from manager ....................................................                           36,600
   Dividends and interest receivable ..........................................          644,974       3,593,083        1,053,950
   Foreign tax reclaim receivable .............................................
   Prepaid expenses and other assets ..........................................                            3,062
                                                                                   -----------------------------------------------
     Total assets .............................................................      237,909,654     582,974,625      174,582,157
                                                                                   -----------------------------------------------

Liabilities
   Due to custodian ...........................................................
   Payable for investments purchased ..........................................          242,293       6,205,510
   Payable for when-issued securities .........................................                       38,775,918        2,500,000
   Payable for forward contracts ..............................................                       37,688,402
   Payable for variation margin ...............................................          668,095
   Payable for fund shares redeemed ...........................................            3,498           1,376            5,609
   Payable for distributions ..................................................            6,577           1,267              675
   Payable upon return of securities loaned ...................................       27,779,618      97,002,698
   Other Payables .............................................................
     Management fees ..........................................................          120,472         163,442           51,446
     Audit fees ...............................................................           22,293          22,373           18,256
     Custodian fees ...........................................................           13,113          20,161            5,822
     Legal fees ...............................................................            1,413           1,256            2,321
     Trustees' fees ...........................................................              139             259
     Transfer agent fees ......................................................           46,929          53,924           18,667
     Other accrued expenses and liabilities ...................................            3,471          46,281            2,197
                                                                                   -----------------------------------------------
       Total liabilities ......................................................       28,907,911     179,982,867        2,604,993
                                                                                   -----------------------------------------------
   Net assets .................................................................     $209,001,743    $402,991,758    $ 171,977,164
                                                                                   -----------------------------------------------
   Shares of beneficial interest outstanding ..................................       15,813,910      36,649,862       17,637,666
                                                                                   -----------------------------------------------
   Offering and redemption price per share ....................................           $13.22          $11.00    $        9.75
                                                                                   -----------------------------------------------

   Composition of Net Assets
   Paid-in capital ............................................................     $200,530,077    $384,336,316    $ 175,230,953
   Undistributed (Distributions in excess of) net investment income (loss) ....                        2,921,765
   Accumulated net realized gains (losses) on investments, futures, ...........        1,607,259       5,368,866       (2,385,536)
   Net unrealized appreciation (depreciation) on:
     Investments ..............................................................        7,802,978       8,805,756         (868,253)
     Futures ..................................................................         (939,894)
     Options ..................................................................            1,323
     Foreign denominated other assets, liabilities & currency .................                        1,559,055
                                                                                   -----------------------------------------------
                                                                                   $ 209,001,743    $402,991,758    $ 171,977,164
                                                                                   -----------------------------------------------
   Unaffiliated investments and short-term investments at cost ................    $ 227,931,556    $522,136,841    $ 173,820,159
   Affiliated investments at cost .............................................          144,575
   Foreign currency holdings at cost ..........................................                              442

----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                                      Money
                                                                                     Market
------------------------------------------------------------------------------------------------
Assets
   Unaffiliated investments at value, including $6,478,687, $142,874,850,
     $25,342,845,$13,819,533, $18,361,991, $18,937,181, $31,159,852,
     $98,773,789 of International Growth, International Value, Small Cap
     Growth, Mid Cap Growth, Large CapGrowth, Value, Asset Allocation and
     Fixed Income funds' securities on loan ...................................
   Affiliated investments at value ............................................
   Short-term investments at value ............................................    $ 241,798,157
   Repurchase agreements ......................................................
   Cash .......................................................................              414
   Foreign currency at value ..................................................
   Receivable for investments sold ............................................
   Receivable for when-issued securities ......................................
   Receivable for forward contracts ...........................................
   Receivable for fund shares sold ............................................        3,788,713
   Receivable from manager ....................................................
   Dividends and interest receivable ..........................................          535,461
   Foreign tax reclaim receivable .............................................
   Prepaid expenses and other assets ..........................................
                                                                                   -------------
     Total assets .............................................................      246,122,745
                                                                                   -------------

Liabilities
   Due to custodian ...........................................................
   Payable for investments purchased ..........................................
   Payable for when-issued securities .........................................
   Payable for forward contracts ..............................................
   Payable for variation margin ...............................................
   Payable for fund shares redeemed ...........................................           10,656
   Payable for distributions ..................................................               42
   Payable upon return of securities loaned ...................................
   Other Payables .............................................................
     Management fees ..........................................................           60,430
     Audit fees ...............................................................           16,539
     Custodian fees ...........................................................           10,009
     Legal fees ...............................................................            1,173
     Trustees' fees ...........................................................               10
     Transfer agent fees ......................................................           46,068
     Other accrued expenses and liabilities ...................................            3,715
                                                                                   -------------
       Total liabilities ......................................................          148,642
                                                                                   -------------
   Net assets .................................................................    $ 245,974,103
                                                                                   -------------
   Shares of beneficial interest outstanding ..................................      245,974,103
                                                                                   -------------
   Offering and redemption price per share ....................................    $        1.00
                                                                                   -------------

   Composition of Net Assets
   Paid-in capital ............................................................    $ 245,974,103
   Undistributed (Distributions in excess of) net investment income (loss) ....
   Accumulated net realized gains (losses) on investments, futures, written options, forwards and foreign currency ...........................
   Net unrealized appreciation (depreciation) on:
     Investments ..............................................................
     Futures ..................................................................
     Options ..................................................................
     Foreign denominated other assets, liabilities & currency .................
                                                                                   -------------
                                                                                   $ 245,974,103
                                                                                   -------------
   Unaffiliated investments and short-term investments at cost ................    $ 241,798,157
   Affiliated investments at cost .............................................
   Foreign currency holdings at cost ..........................................

------------------------------------------------------------------------------------------------

See notes financial statements

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds   Statements of Operations June 30, 2005

--------------------------------------------------------------------------------------------------------------------
                                                                     International   International       Small Cap
Fiscal Year Ended June 30, 2005                                         Growth          Value             Growth
--------------------------------------------------------------------------------------------------------------------
Investment Income
   Dividends .....................................................   $   1,163,694   $  19,504,741     $     263,807
   Dividends from affiliates .....................................
   Interest ......................................................                         328,006
   Securities lending, net of related expenses ...................          63,490         493,069            55,621
                                                                     -----------------------------------------------
                                                                         1,227,184      20,325,816           319,428
                                                                     -----------------------------------------------
   Less foreign taxes withheld at source .........................        (152,215)     (1,923,124)
                                                                     -----------------------------------------------
     Total income ................................................       1,074,969      18,402,692           319,428
                                                                     -----------------------------------------------

   Expenses
   Management fees ...............................................         476,955       6,397,482         1,130,881
   Audit fees ....................................................          42,000          46,000            37,000
   Custodian fees ................................................         159,000       1,128,000           109,000
   Registration fees .............................................           6,000          86,000            16,000
   Legal fees ....................................................          20,000         104,000            18,000
   Trustees' fees ................................................           2,000          32,000             5,000
   Transfer agent fees ...........................................          45,000         498,000           116,000
   Insurance fees ................................................           2,000          22,000             4,000
   Other expenses ................................................           5,065          30,750            10,902
                                                                     -----------------------------------------------
     Total expenses ..............................................         758,020       8,344,232         1,446,783
                                                                     -----------------------------------------------
       Less fees waived or reimbursed by the Manager .............        (58,239)      (1,683,548)
                                                                     -----------------------------------------------
       Net expenses ..............................................         699,781       6,660,684         1,446,783
                                                                     -----------------------------------------------
       Net investment income (loss) ..............................         375,188      11,742,008        (1,127,355)
                                                                     -----------------------------------------------

   Net Realized and Unrealized Gain (Loss) on Investments,
     Futures,Written Options, Forward Contracts and Foreign
     Currency
   Net realized gain (loss) on:
     Unaffiliated investments ....................................       2,380,883      21,195,049         5,427,456
     Affiliated investments ......................................
     Futures .....................................................
     Written Options .............................................
     Forward contracts ...........................................
     Foreign denominated other assets, liabilities & currency ....        (330,602)       (577,847)
     Net increase from payments by affiliates ....................
   Increase (decrease) in net unrealized appreciation
     (depreciation) on:
     Investments .................................................       1,881,690      36,074,508        (1,782,835)
     Futures .....................................................
     Options .....................................................
     Forward contracts ...........................................
     Foreign denominated other assets, liabilities & currency ....          45,006         (46,035)
                                                                     -----------------------------------------------
     Net gain (loss) .............................................       3,976,977      56,645,675         3,644,621
                                                                     -----------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations ..................................................   $   4,352,165   $  68,387,683     $   2,517,266
                                                                     -----------------------------------------------

--------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                       Mid Cap       Large Cap                        Asset
                                                                        Growth          Growth          Value       Allocation
-------------------------------------------------------------------------------------------------------------------------------
Investment Income
   Dividends .....................................................   $    382,746    $   4,528,543   $ 6,210,687   $  1,859,304
   Dividends from affiliates .....................................                                                        4,608
   Interest ......................................................                         121,020                    3,177,103
   Securities lending, net of related expenses ...................         22,489           50,727        15,522         17,099
                                                                     ----------------------------------------------------------
                                                                          405,235        4,700,290     6,226,209      5,058,114
                                                                     ----------------------------------------------------------
   Less foreign taxes withheld at source .........................           (290)         (89,721)      (18,076)
                                                                     ----------------------------------------------------------
     Total income ................................................        404,945        4,610,569     6,208,133      5,058,114
                                                                     ----------------------------------------------------------

   Expenses
   Management fees ...............................................        964,206        3,011,322     2,947,246      1,325,505
   Audit fees ....................................................         36,000           41,000        45,000         43,000
   Custodian fees ................................................        104,000          116,000       158,000        179,000
   Registration fees .............................................          8,000           16,000        20,000         18,000
   Legal fees ....................................................         13,000           63,000        60,000         30,000
   Trustees' fees ................................................          5,000           19,000        16,000          9,000
   Transfer agent fees ...........................................         93,000          454,000       395,000        225,000
   Insurance fees ................................................          4,000           16,000        13,000          7,000
   Other expenses ................................................          8,460           19,853        21,497         16,190
                                                                     ----------------------------------------------------------
     Total expenses ..............................................      1,235,666        3,756,175     3,675,743      1,852,695
                                                                     ----------------------------------------------------------
       Less fees waived or reimbursed by the Manager .............
                                                                     ----------------------------------------------------------
       Net expenses ..............................................      1,235,666        3,756,175     3,675,743      1,852,695
                                                                     ----------------------------------------------------------
       Net investment income (loss) ..............................      (830,721)          854,394     2,532,390      3,205,419

   Net Realized and Unrealized Gain (Loss) on Investments,
     Futures,Written Options, Forward Contracts and Foreign
     Currency
     Net realized gain (loss) on:
     Unaffiliated investments ....................................      5,843,944       17,950,838    18,526,626      1,718,242
     Affiliated investments ......................................                                                        4,303
     Futures .....................................................                                                    3,024,480
     Written Options .............................................                                                      115,692
     Forward contracts ...........................................
     Foreign denominated other assets, liabilities & currency ....                                           394
     Net increase from payments by affiliates ....................
   Increase (decrease) in net unrealized appreciation
     (depreciation) on ...........................................
     Investments .................................................      3,134,444        3,967,117    (6,094,650)     6,769,065
     Futures .....................................................                                                   (1,255,766)
     Options .....................................................                                                      (85,521)
     Forward contracts ...........................................
     Foreign denominated other assets, liabilities & currency ....                                          (357)
                                                                     ----------------------------------------------------------
     Net gain (loss) .............................................      8,978,388       21,917,955    12,432,013     10,290,495
                                                                     ----------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations ..................................................   $  8,147,667    $  22,772,349   $14,964,403   $ 13,495,914
                                                                     ----------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                        Fixed         Government       Money
                                                                        Income        Securities      Market
----------------------------------------------------------------------------------------------------------------
Investment Income
   Dividends .....................................................   $     11,660   $      84,719
   Dividends from affiliates .....................................
   Interest ......................................................     16,094,310       5,545,026   $ 5,294,522
   Securities lending, net of related expenses ...................        151,579
                                                                     -------------------------------------------
                                                                       16,257,549       5,629,745     5,294,522
                                                                     -------------------------------------------
   Less foreign taxes withheld at source .........................         (3,967)
                                                                     -------------------------------------------
     Total income ................................................     16,253,582       5,629,745     5,294,522
                                                                     -------------------------------------------

   Expenses
   Management fees ...............................................      1,799,319         648,155       696,498
   Audit fees ....................................................         45,000          35,000        33,000
   Custodian fees ................................................        224,000          74,000       117,000
   Registration fees .............................................          7,000          11,000        18,000
   Legal fees ....................................................         56,000          29,000        36,000
   Trustees' fees ................................................         18,000           9,000        11,000
   Transfer agent fees ...........................................        242,000         102,000       215,000
   Insurance fees ................................................         14,000           8,000         9,000
   Other expenses ................................................         61,847          11,202        14,003
                                                                     -------------------------------------------
     Total expenses ..............................................      2,467,166         927,357     1,149,501
                                                                     -------------------------------------------
       Less fees waived or reimbursed by the Manager .............        (36,600)
                                                                     -------------------------------------------
       Net expenses ..............................................      2,430,566         927,357     1,149,501
                                                                     -------------------------------------------
       Net investment income (loss) ..............................     13,823,016       4,702,388     4,145,021
                                                                     -------------------------------------------

   Net Realized and Unrealized Gain (Loss) on Investments,
     Futures,Written Options, Forward Contracts and Foreign
     Currency
     Net realized gain (loss) on:
     Unaffiliated investments ....................................     11,596,174        (715,162)
     Affiliated investments ......................................
     Futures .....................................................
     Written Options .............................................
     Forward contracts ...........................................
     Foreign denominated other assets, liabilities & currency ....     (1,889,273)
     Net increase from payments by affiliates ....................
   Increase (decrease) in net unrealized appreciation
     (depreciation) on ...........................................
     Investments .................................................      2,747,366        (286,885)
     Futures .....................................................
     Options .....................................................
     Forward contracts ...........................................
     Foreign denominated other assets, liabilities & currency ....      2,058,277
                                                                     -------------------------------------------
     Net gain (loss) .............................................     14,512,544     ( 1,002,047)
                                                                     -------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations ..................................................   $ 28,335,560   $   3,700,341   $ 4,145,021
                                                                     -------------------------------------------

----------------------------------------------------------------------------------------------------------------

See notes to financial statements

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Statements of Changes in Net Assets June 30, 2005

                                                             ---------------------------------------------------------
                                                                International Growth           International Value
----------------------------------------------------------------------------------------------------------------------
                                                             Year Ended     Year Ended     Year Ended     Year Ended
                                                               6/30/05        6/30/04        6/30/05        6/30/04
                                                             ---------------------------------------------------------
Increase (Decrease) in Net Assets
   Operations:
   Net investment income (loss) ........................     $   375,188   $    (47,486)  $ 11,742,008   $   6,529,549
   Net realized gain (loss) on investments, futures,
     written options, forward contracts, & foreign
     denominated other assets, liabilities & currency ..       2,050,281      2,610,480     20,617,202      22,285,738
   Increase (decrease) in net unrealized appreciation
     (depreciation) on investments, futures,
     written options, forward contracts, & foreign
     denominated other assets, liabilities & currency ..       1,926,696      1,933,484     36,028,473      71,879,087
                                                             ---------------------------------------------------------
        Net increase (decrease) in net assets resulting
          from operations ................................     4,352,165      4,496,478     68,387,683     100,694,374
                                                             ---------------------------------------------------------
   Distributions to shareholders from:
     Net investment income .............................                                    (7,300,000)     (3,624,933)
     Short-term capital gains ..........................                                    (2,547,878)
     Long-term capital gains ...........................                                   (20,226,268)
                                                             ---------------------------------------------------------
                                                                                           (30,074,146)     (3,624,933)
                                                             ---------------------------------------------------------

   Fund share transactions:
     Receipts for shares sold ..........................      17,506,750     62,789,284    245,677,231     326,925,376
     Value of distributions reinvested. ................                                    25,623,510       3,362,093
     Cost of shares redeemed ...........................     (12,046,430)   (49,056,509)   (98,710,413)   (156,161,314)
                                                             ---------------------------------------------------------
        Net increase (decrease) in net assets from
          fund share transactions ......................       5,460,320     13,732,775    172,590,328     174,126,155
                                                             ---------------------------------------------------------
             Total increase (decrease) .................       9,812,485     18,229,253    210,903,865     271,195,596

Net Assets
     Beginning of period ...............................      41,141,185     22,911,932    522,997,955     251,802,359
                                                             ---------------------------------------------------------
     End of period .....................................     $50,953,670   $ 41,141,185   $733,901,820   $ 522,997,955
                                                             =========================================================
     Undistributed (distributions in excess of) net
        investment income (loss) at end of period ......     $   (32,834)  $   (733,364)  $  9,631,733   $   6,219,902
                                                             =========================================================

Number of Fund Shares
     Sold ..............................................       2,169,815      8,402,493     15,805,755      23,944,870
     Issued for distributions reinvested ...............                                     1,600,469         242,391
     Redeemed ..........................................      (1,544,692)    (6,602,893)    (6,315,673)    (11,779,173)
                                                             ---------------------------------------------------------
        Net increase (decrease) in shares outstanding ..         625,123      1,799,600     11,090,551      12,408,088

Outstanding at:
     Beginning of period ...............................       5,384,728      3,585,128     34,890,849      22,482,761
                                                             ---------------------------------------------------------
     End of period .....................................       6,009,851      5,384,728     45,981,400      34,890,849
                                                             ---------------------------------------------------------

                                                            ----------------------------------------------------------
                                                                  Small Cap Growth                 Mid Cap Growth
                                                            ----------------------------------------------------------
                                                              Year Ended     Year Ended     Year Ended     Year Ended
                                                               6/30/05        6/30/04        6/30/05        6/30/04
----------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
   Operations:
   Net investment income (loss) ........................    $  (1,127,355) $   (1,117,216) $   (830,721)  $   (843,125)
   Net realized gain (loss) on investments, futures,
     written options, forward contracts, & foreign
     denominated other assets, liabilities & currency ..        5,427,456      15,205,734     5,843,944     10,260,145
   Increase (decrease) in net unrealized appreciation
     (depreciation) on investments, futures,
     written options, forward contracts, & foreign
     denominated other assets, liabilities & currency ..       (1,782,835)     10,705,809     3,134,444      6,059,645
                                                            ----------------------------------------------------------
        Net increase (decrease) in net assets resulting
          from operations ..............................        2,517,266      24,794,327     8,147,667     15,476,665
                                                            ----------------------------------------------------------
   Distributions to shareholders from:
     Net investment income .............................
     Short-term capital gains ..........................
     Long-term capital gains ...........................

                                                            ----------------------------------------------------------
                                                            ----------------------------------------------------------
   Fund share transactions:
     Receipts for shares sold ..........................       25,119,400      77,130,443    26,865,378     57,464,406
     Value of distributions reinvested. ................                            3,532
     Cost of shares redeemed ...........................      (37,797,603)    (39,649,869)  (34,895,361)   (20,094,960)
                                                            ----------------------------------------------------------
        Net increase (decrease) in net assets
          from fund share transactions .................      (12,678,203)     37,484,106    (8,029,983)    37,369,446
                                                            ----------------------------------------------------------
             Total increase (decrease) .................      (10,160,937)     62,278,433       117,684     52,846,111

Net Assets
     Beginning of period ...............................      120,797,835      58,519,402   100,864,400     48,018,289
                                                            ----------------------------------------------------------
     End of period .....................................    $ 110,636,898  $  120,797,835  $100,982,084   $100,864,400
                                                            ==========================================================
     Undistributed (distributions in excess of) net
        investment income(loss) at end of period .......

                                                            ----------------------------------------------------------
Number of Fund Shares
     Sold ..............................................        2,913,400       9,638,990     2,689,950      6,191,254
     Issued for distributions reinvested ...............                              420
     Redeemed ..........................................       (4,414,481)     (4,868,804)   (3,532,611)    (2,164,899)
                                                            ----------------------------------------------------------
        Net increase (decrease) in shares outstanding ..       (1,501,081)      4,770,606      (842,661)     4,026,355

Outstanding at:
     Beginning of period ...............................       13,793,843       9,023,237    10,141,352      6,114,997
                                                            ----------------------------------------------------------
     End of period .....................................       12,292,762      13,793,843     9,298,691     10,141,352
                                                            ----------------------------------------------------------

                                                             ------------------------------
                                                                    Large Cap Growth
                                                             ------------------------------
                                                              Year Ended       Year Ended
                                                               6/30/05          6/30/04
Increase (Decrease) in Net Assets
   Operations:
   Net investment income (loss) ........................     $     854,394    $    (782,411)
   Net realized gain (loss) on investments, futures,
     written options, forward contracts, & foreign
     denominated other assets, liabilities & currency ..        17,950,838       20,593,205
   Increase (decrease) in net unrealized appreciation
     (depreciation) on investments, futures,
     written options, forward contracts, & foreign
     denominated other assets, liabilities & currency ..         3,967,117       49,878,308
                                                            -------------------------------
        Net increase (decrease) in net assets resulting
          from operations ..............................        22,772,349       69,689,102
                                                            -------------------------------
   Distributions to shareholders from:
     Net investment income .............................          (100,000)        (266,000)
     Short-term capital gains ..........................
     Long-term capital gains ...........................
                                                            -------------------------------
                                                                  (100,000)        (266,000)
                                                            -------------------------------

   Fund share transactions:
     Receipts for shares sold ..........................        60,028,934       78,815,778
     Value of distributions reinvested. ................            99,706          268,572
     Cost of shares redeemed ...........................       (76,057,064)    (113,245,219)
                                                            -------------------------------
        Net increase (decrease) in net assets
          from fund share transactions .................       (15,928,424)     (34,160,869)
                                                            -------------------------------
             Total increase (decrease) .................         6,743,925       35,262,233

Net Assets
     Beginning of period ...............................       410,320,130      375,057,897
                                                            -------------------------------
     End of period .....................................     $ 417,064,055    $ 410,320,130
                                                            ===============================
     Undistributed (distributions in excess of) net
        investment income (loss) at end of period ......     $     752,259
                                                            ===============================

Number of Fund Shares
     Sold ..............................................         5,306,535        7,377,848
     Issued for distributions reinvested ...............             8,372           24,590
     Redeemed ..........................................        (6,732,752)     (10,659,148)
                                                            -------------------------------
        Net increase (decrease) in shares outstanding ..        (1,417,845)      (3,256,710)
Outstanding at:
     Beginning of period ...............................        35,829,248       39,085,958
                                                            -------------------------------
     End of period .....................................        34,411,403       35,829,248

-------------------------------------------------------------------------------------------

See notes to financial statements

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Statements of Changes in Net Assets June 30, 2005

                                                      ----------------------------------------------------------------
                                                                   Value                       Asset Allocation
                                                      ----------------------------------------------------------------
                                                        Year Ended       Year Ended       Year Ended       Year Ended
                                                          6/30/05          6/30/04          6/30/05          6/30/04
----------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
   Operations:
   Net investment income (loss) ..................    $   2,532,390    $   2,313,318    $   3,205,419    $   1,433,101
   Net realized gain (loss) on investments,
     futures, written options, forward
     contracts, & foreign denominated other
      assets, liabilities & currency .............       18,527,020       30,246,049        4,862,717        6,329,920
   Increase (decrease) in net unrealized
     appreciation (depreciation) on investments,
     futures, written options, forward contracts,
     & foreign denominated other assets,
     liabilities & currency ......................       (6,095,007)      17,237,733        5,427,778       11,075,007
                                                      ----------------------------------------------------------------
        Net increase (decrease) in net assets
          resulting from operations ..............       14,964,403       49,797,100       13,495,914       18,838,028
                                                      ----------------------------------------------------------------
   Distributions to shareholders from:
     Net investment income .......................       (2,060,000)      (3,320,000)      (3,205,418)      (1,441,823)
     Short-term capital gains ....................       (9,237,343)      (3,648,040)          (5,600)
     Long-term capital gains .....................      (18,446,314)     (32,424,554)      (3,119,590)
                                                      ----------------------------------------------------------------
                                                        (29,743,657)     (39,392,594)      (6,330,608)      (1,441,823)
                                                      ----------------------------------------------------------------
   Fund share transactions:
     Receipts for shares sold ....................       41,223,986       70,338,074       57,811,813       66,111,379
     Value of distributions reinvested ...........       29,673,924       39,279,502        6,282,590        1,425,158
     Cost of shares redeemed .....................      (44,480,554)     (84,452,407)     (36,907,289)     (33,875,252)
                                                      ----------------------------------------------------------------
        Net increase (decrease) in net assets from
          fund share transactions ................       26,417,356       25,165,169       27,187,114       33,661,285
                                                      ----------------------------------------------------------------
             Total increase (decrease) ...........       11,638,102       35,569,675       34,352,420       51,057,490

Net Assets
     Beginning of period .........................      324,001,083      288,431,408      174,649,323      123,591,833
                                                      ----------------------------------------------------------------
     End of period ...............................    $ 335,639,185    $ 324,001,083    $ 209,001,743    $ 174,649,323
                                                      ----------------------------------------------------------------
     Undistributed (distributions in excess of)
        net investment income at end of period ...    $   1,310,374    $     837,590
                                                      ================================================================
Number of Fund Shares
     Sold ........................................        2,592,823        4,300,630        4,470,313        5,450,552
     Issued for distributions reinvested .........        1,881,669        2,514,693          478,789          115,070
     Redeemed ....................................       (2,806,860)      (5,221,051)      (2,899,285)      (2,766,181)
                                                      ----------------------------------------------------------------
        Net increase (decrease) in shares
          outstanding ............................        1,667,632        1,594,272        2,049,817        2,799,441
   Outstanding at:
     Beginning of period .........................       19,720,643       18,126,371       13,764,093       10,964,652
                                                      ----------------------------------------------------------------
     End of period ...............................       21,388,275       19,720,643       15,813,910       13,764,093
                                                      ----------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

                                                       -----------------------------------------------------------------------
                                                                                                   Short-Term Government
                                                                  Fixed Income                          Securities
                                                       -----------------------------------------------------------------------
                                                         Year Ended         Year Ended         Year Ended        Year Ended
                                                           6/30/05            6/30/04            6/30/05            6/30/04
------------------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
   Operations:
   Net investment income (loss) ..................     $   13,823,016    $     9,016,942    $    4,702,388    $      4,081,135
   Net realized gain (loss) on investments,
     futures, written options, forward contracts,
     & foreign denominated other assets,
     liabilities & currency ......................          9,706,901          4,776,054          (715,162)         (1,665,517)
   Increase (decrease) in net unrealized
     appreciation (depreciation) on investments,
     futures, written options, forward contracts,
     & foreign denominated other assets,
     liabilities & currency ......................          4,805,643         (8,447,455)         (286,885)         (3,075,838)
                                                       -----------------------------------------------------------------------
        Net increase (decrease) in net assets
          resulting from operations ..............         28,335,560          5,345,541         3,700,341            (660,220)
                                                       -----------------------------------------------------------------------
   Distributions to shareholders from:
     Net investment income .......................        (12,824,221)        (9,142,261)       (4,702,388)         (4,081,135)
     Short-term capital gains ....................         (3,264,282)        (2,616,022)                             (581,795)
     Long-term capital gains .....................         (3,565,398)        (1,835,329)                             (542,259)
                                                       -----------------------------------------------------------------------
                                                          (19,653,901)       (13,593,612)       (4,702,388)         (5,205,189)
                                                       -----------------------------------------------------------------------

   Fund share transactions:
     Receipts for shares sold ....................        103,776,086         89,330,228        23,872,104          81,008,792
     Value of distributions reinvested ...........         19,620,311         13,571,782         4,692,771           5,195,289
     Cost of shares redeemed .....................        (43,603,593)       (70,966,428)      (37,328,830)        (38,030,060)
                                                       -----------------------------------------------------------------------
        Net increase (decrease) in net assets from
          fund share transactions ................         79,792,804         31,935,582        (8,763,955)         48,174,021
                                                       -----------------------------------------------------------------------
             Total increase (decrease) ...........         88,474,463         23,687,511        (9,766,002)         42,308,612

Net Assets
     Beginning of period .........................        314,517,295        290,829,784       181,743,166         139,434,554
                                                       -----------------------------------------------------------------------
     End of period ...............................     $  402,991,758    $   314,517,295    $  171,977,164    $    181,743,166
                                                       -----------------------------------------------------------------------
     Undistributed (distributions in excess of)
        net investment income at end of period ...     $    2,921,765    $       913,152
                                                       -----------------------------------------------------------------------
Number of Fund Shares
     Sold ........................................          9,502,062          8,223,780         2,439,095           8,090,385
     Issued for distributions reinvested .........          1,796,292          1,254,452           479,791             521,853
     Redeemed ....................................         (4,013,040)        (6,601,881)       (3,823,192)         (3,802,771)
                                                       -----------------------------------------------------------------------
        Net increase (decrease) in shares
          outstanding ............................          7,285,314          2,876,351          (904,306)          4,809,467
   Outstanding at:
     Beginning of period .........................         29,364,548         26,488,197        18,541,972          13,732,505
                                                       -----------------------------------------------------------------------
     End of period ...............................         36,649,862         29,364,548        17,637,666          18,541,972
                                                       -----------------------------------------------------------------------

                                                       -------------------------------
                                                                 Money Market
                                                       -------------------------------
                                                         Year Ended       Year Ended
                                                           6/30/05          6/30/04
--------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
   Operations:
   Net investment income (loss) ..................     $    4,145,021   $    1,380,597
   Net realized gain (loss) on investments,
     futures, written options, forward contracts,
     & foreign denominated other assets,
     liabilities & currency ......................
   Increase (decrease) in net unrealized
     appreciation (depreciation) on investments,
     futures, written options, forward contracts,
     & foreign denominated other assets,
     liabilities & currency ......................
                                                       -------------------------------
        Net increase (decrease) in net assets
          resulting from operations ..............          4,145,021        1,380,597
                                                       -------------------------------
   Distributions to shareholders from:
     Net investment income .......................         (4,145,021)      (1,380,597)
     Short-term capital gains ....................
     Long-term capital gains .....................
                                                       -------------------------------
                                                           (4,145,021)      (1,380,597)
                                                       -------------------------------

   Fund share transactions:
     Receipts for shares sold ....................        161,490,846      222,430,746
     Value of distributions reinvested ...........          4,142,876        1,379,126
     Cost of shares redeemed .....................       (136,467,305)    (215,831,735)
                                                       -------------------------------
        Net increase (decrease) in net assets from
          fund share transactions ................         29,166,417        7,978,137
                                                       -------------------------------
             Total increase (decrease) ...........         29,166,417        7,978,137

Net Assets
     Beginning of period .........................        216,807,686      208,829,549
                                                       -------------------------------
     End of period ...............................     $  245,974,103    $ 216,807,686
                                                       ===============================
     Undistributed (distributions in excess of)
        net investment income at end of period ...
                                                       ===============================
Number of Fund Shares
     Sold ........................................        161,490,846      222,430,746
     Issued for distributions reinvested .........          4,142,876        1,379,126
     Redeemed ....................................       (136,467,305)    (215,831,735)
                                                       -------------------------------
        Net increase (decrease) in shares
          outstanding ............................         29,166,417        7,978,137
   Outstanding at:
     Beginning of period .........................        216,807,686      208,829,549
                                                       -------------------------------
     End of period ...............................        245,974,103      216,807,686
                                                       ===============================

--------------------------------------------------------------------------------------

See notes to financial statements

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds  Financial Highlights  June 30, 2005

Selected data for a share of beneficial interest outstanding throughout the year

                                      ---------------------------------------------------------------------------------------
                                       Income (Loss) From Investment Operations                Less Distributions
-----------------------------------------------------------------------------------------------------------------------------
                                                         Net
                         Net Asset        Net          Realized         Total                     From Net
                           Value,     Investment         and            from        From Net      Realized
                         Beginning      Income        Unrealized     Investment    Investment      Gain on          Total
                          of Year       (Loss)       Gain (Loss)     Operations      Income      Investments    Distributions
-----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH
-----------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001+                  $ 10.00      $ (0.01)        $ (0.29)       $ (0.30)      $    --       $    --          $    --
   2002                      9.70        (0.01)          (1.81)         (1.82)           --            --               --
   2003                      7.88         0.02           (1.51)         (1.49)           --            --               --
   2004                      6.39        (0.01)           1.26           1.25            --            --               --
   2005                      7.64         0.07^           0.77           0.84            --            --               --

-----------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL VALUE
-----------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001                     18.11         0.16           (1.06)         (0.90)        (0.35)        (2.91)           (3.26)
   2002                     13.95         0.19           (0.44)         (0.25)        (0.24)        (1.24)           (1.48)
   2003                     12.22         0.18           (1.13)         (0.95)        (0.05)        (0.02)           (0.07)
   2004                     11.20         0.24            3.68           3.92         (0.13)           --            (0.13)
   2005                     14.99         0.28            1.39           1.67         (0.17)        (0.53)           (0.70)

-----------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH
-----------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001                     12.65        (0.08)          (4.05)         (4.13)           --            --               --
   2002                      8.52        (0.07)          (2.23)         (2.30)           --            --               --
   2003                      6.22        (0.06)           0.33           0.27            --            --               --
   2004                      6.49        (0.09)           2.36           2.27            --            --               --
   2005                      8.76        (0.09)           0.33           0.24            --            --               --

-----------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH
-----------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001+                    10.00        (0.05)           2.48           2.43            --            --               --
   2002                     12.43        (0.09)          (3.93)         (4.02)           --         (0.85)           (0.85)
   2003                      7.56        (0.09)           0.38           0.29            --            --^^             --
   2004                      7.85        (0.10)           2.20           2.10            --            --               --
   2005                      9.95        (0.09)           1.00           0.91            --            --               --

-----------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH
-----------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001                     26.43        (0.02)          (7.36)         (7.38)           --         (5.83)           (5.83)
   2002                     13.22         0.00           (3.18)         (3.18)           --^^          --               --
   2003                     10.04         0.01           (0.45)         (0.44)           --            --               --
   2004                      9.60        (0.02)           1.88           1.86         (0.01)           --            (0.01)
   2005                     11.45         0.02^           0.65           0.67            --^^          --               --
-----------------------------------------------------------------------------------------------------------------------------

Net investment income (loss) per share has been calculated based on an average of month-end shares outstanding.

(1) Total return at net asset value assumes reinvestment of dividends and capital gains distributions.

 +    For the period 4/2/01 (commencement of operations) - 6/30/01.

++    Not annualized

 ^    Reflects impact of a special dividend.

^^    Distribution represents less than $0.01 per share.

See notes to financial statements

                                                                    ------------------------------------------
                                                                           Ratios to Average Net Assets
                                                                    ------------------------------------------
                                                                                    Operating
                         Net Asset       Total                                   Expenses Before        Net
                           Value,      Return at                                    Voluntary       Investment
                           End of      Net Asset     Net Assets,    Operating       Waiver or         Income      Portfolio
                            Year       Value(1)      End of Year     Expenses     Reimbursements      (Loss)      Turnover
---------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL GROWTH
---------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,       $  9.70      (3.00%)++    $ 24,908,857     0.77%++            --           (0.06%)++     42.68%++
   2001+                     7.88     (18.76%)      $ 24,156,314     1.90%              --           (0.15%)      160.30%
   2002                      6.39     (18.91%)        22,911,932     2.02%              --            0.25%       162.33%
   2003                      7.64      19.56%         41,141,185     1.91%              --           (0.14%)      126.96%
   2004                      8.48      10.99%#        50,953,670     1.54%*           1.67%           0.83%^      181.40%
   2005

---------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL VALUE
---------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,         13.95      (5.51%)       312,147,220     1.20%              --            1.02%        29.48%
   2001                     12.22      (0.75%)       217,161,153     1.26%              --            0.90%        43.45%
   2002                     11.20      (7.75%)##     251,802,359     1.03%###         1.27%           1.71%        23.04%
   2003                     14.99      35.14%##      522,997,955     1.02%###         1.27%           1.75%        30.59%
   2004                     15.96      11.13%##      733,901,820     0.99%###         1.24%           1.74%        23.01%
   2005

---------------------------------------------------------------------------------------------------------------------------
SMALL CAP GROWTH
---------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001                      8.52     (32.65%)        95,760,903     1.26%              --           (0.81%)      183.26%
   2002                      6.22     (26.99%)        45,956,103     1.37%              --           (0.98%)      193.79%
   2003                      6.49       4.34%         58,519,402     1.50%              --           (1.04%)      189.87%
   2004                      8.76      34.98%        120,797,835     1.35%              --           (1.08%)      166.73%
   2005                      9.00       2.74%        110,636,898     1.28%              --           (1.00%)      139.70%

---------------------------------------------------------------------------------------------------------------------------
MID CAP GROWTH
---------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001+                    12.43      24.30%++       33,528,389     0.61%++            --           (0.47%)++     95.83%++
   2002                      7.56     (33.77%)        29,806,797     1.47%              --           (1.11%)      246.60%
   2003                      7.85       3.84%         48,018,289     1.62%              --           (1.33%)      203.95%
   2004                      9.95      26.75%        100,864,400     1.33%              --           (1.01%)      157.19%
   2005                     10.86       9.15%        100,982,084     1.28%              --           (0.86%)      156.94%

---------------------------------------------------------------------------------------------------------------------------
LARGE CAP GROWTH
---------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001                     13.22     (30.38%)       587,565,012     0.85%              --           (0.14%)       95.12%
   2002                     10.04     (24.13%)       415,177,701     0.87%              --           (0.04%)       72.56%
   2003                      9.60      (4.29%)       375,057,897     0.94%              --             0.08%       65.10%
   2004                     11.45      19.35%        410,320,130     0.95%              --            (0.20%)      75.13%
   2005                     12.12       5.88%        417,064,055     0.94%              --             0.21%^      67.67%
---------------------------------------------------------------------------------------------------------------------------

  # The fund's performance would have been lower if a portion of the management fee (0.15%) had not been waived beginning September 1, 2004.

 ## The fund's performance would have been lower if a portion of the management fee (0.25%) had not been waived beginning July 1, 2002.

### The operating expenses would have been higher if a portion of the management fee had not been waived beginning July 1, 2002.

  * The operating expenses would have been higher if a portion of the management fee had not been waived beginning September 1, 2004.

The Preferred Group of Mutual Funds Financial Highlights June 30, 2005

Selected data for a share of beneficial interest outstanding throughout the year

                                      -------------------------------------------------------------------------------------
                                       Income (Loss) From Investment Operations               Less Distributions
                                      -------------------------------------------------------------------------------------
                                                         Net
                         Net Asset        Net          Realized        Total                       From Net
                          Value,      Investment         and            from        From Net       Realized      In Excess
                         Beginning      Income        Unrealized     Investment    Investment      Gains on     of Realized
                          of Year       (Loss)       Gain (Loss)     Operations      Income      Investments       Gains
---------------------------------------------------------------------------------------------------------------------------
VALUE
---------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001                   $ 21.95       $ 0.18         $  2.33        $  2.51       $ (0.16)       $ (2.68)        $ --
   2002                     21.62         0.16           (3.19)         (3.03)        (0.17)         (1.53)          --
   2003                     16.89         0.20           (0.61)         (0.41)        (0.19)         (0.38)          --
   2004                     15.91         0.12            2.74           2.86         (0.20)         (2.14)          --
   2005                     16.43         0.12            0.66           0.78         (0.11)         (1.41)          --

---------------------------------------------------------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001                     16.77         0.45           (1.20)         (0.75)        (0.45)         (2.01)          --
   2002                     13.56         0.20           (1.46)         (1.26)        (0.20)         (1.01)          --
   2003                     11.09         0.13            0.18           0.31         (0.13)            --           --
   2004                     11.27         0.11            1.42           1.53         (0.11)            --           --
   2005                     12.69         0.22            0.73           0.95         (0.21)         (0.21)          --

---------------------------------------------------------------------------------------------------------------------------
FIXED INCOME
---------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001                      9.51         0.62            0.38           1.00         (0.60)            --           --
   2002                      9.90         0.45            0.26           0.71         (0.45)            --           --
   2003                     10.16         0.33            0.86           1.19         (0.34)         (0.03)          --
   2004                     10.98         0.32           (0.10)          0.22         (0.33)         (0.16)          --
   2005                     10.71         0.42            0.47           0.89         (0.39)         (0.21)          --

---------------------------------------------------------------------------------------------------------------------------
SHORT-TERM GOVERNMENT SECURITIES
---------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001                      9.51         0.58            0.23           0.81         (0.57)            --           --
   2002                      9.75         0.40            0.21           0.61         (0.40)            --           --
   2003                      9.96         0.31            0.19           0.50         (0.31)            --           --
   2004                     10.15         0.24           (0.29)         (0.05)        (0.24)         (0.06)          --
   2005                      9.80         0.25           (0.05)          0.20         (0.25)            --           --

---------------------------------------------------------------------------------------------------------------------------
MONEY MARKET
---------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001                      1.00         0.06              --           0.06         (0.06)            --           --
   2002                      1.00         0.02              --           0.02         (0.02)            --           --
   2003                      1.00         0.01              --           0.01         (0.01)            --           --
   2004                      1.00         0.01              --           0.01         (0.01)            --           --
   2005                      1.00         0.02              --           0.02         (0.02)            --           --
---------------------------------------------------------------------------------------------------------------------------

Net investment income (loss) per share has been calculated based on an average of month-end shares outstanding.

See notes to financial statements

                         ------------------------------
                               Less Distributions
                         ------------------------------
                           In Excess                       Net Asset      Total
                            of Net                           Value,     Return at
                          Investment          Total          End of     Net Asset     Net Assets,
                         Income (Loss)    Distributions       Year       Value(1)     End of Year
--------------------------------------------------------------------------------------------------
VALUE
--------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001                     $   --           $ (2.84)       $ 21.62       11.78%     $ 403,458,824
   2002                         --             (1.70)         16.89      (14.69%)      327,763,365
   2003                         --             (0.57)         15.91       (2.21%)      288,431,408
   2004                         --             (2.34)         16.43       18.74%)      324,001,083
   2005                         --             (1.52)         15.69        4.70%       335,639,185

--------------------------------------------------------------------------------------------------
ASSET ALLOCATION
--------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001                         --             (2.46)         13.56       (5.13%)      158,792,161
   2002                         --             (1.21)         11.09       (9.94%)      130,355,912
   2003                         --             (0.13)         11.27        2.95%       123,591,833
   2004                         --             (0.11)         12.69       13.61%)      174,649,323
   2005                         --             (0.42)         13.22        7.62%       209,001,743

--------------------------------------------------------------------------------------------------
FIXED INCOME
--------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001                      (0.01)            (0.61)          9.90       10.78%       167,877,396
   2002                         --             (0.45)         10.16        7.25%       202,984,376
   2003                         --             (0.37)         10.98       11.94%       290,829,784
   2004                         --             (0.49)         10.71        1.99%)      314,517,295
   2005                         --             (0.60)         11.00        8.43%       402,991,758

--------------------------------------------------------------------------------------------------
SHORT-TERM GOVERNMENT SECURITIES
--------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001                         --             (0.57)          9.75        8.64%       100,880,412
   2002                         --             (0.40)          9.96        6.40%       118,991,973
   2003                         --             (0.31)         10.15        5.05%       139,434,554
   2004                         --             (0.30)          9.80       (0.50%)      181,743,166
   2005                         --             (0.25)          9.75        2.05%       171,977,164

--------------------------------------------------------------------------------------------------
MONEY MARKET
--------------------------------------------------------------------------------------------------
Year Ended June 30,
   2001                         --             (0.06)          1.00        5.69%       197,822,641
   2002                         --             (0.02)          1.00        2.25%       188,108,964
   2003                         --             (0.01)          1.00        1.08%       208,829,549
   2004                         --             (0.01)          1.00        0.62%        216,807,686
   2005                         --             (0.02)          1.00        1.78%       245,974,103

                        -------------------------------------------
                                Ratios to Average Net Assets
                        -------------------------------------------
                                         Operating
                                      Expenses Before        Net
                                         Voluntary       Investment     Portfolio
                         Operating       Waiver or         Income       Turnover
                          Expenses     Reimbursements      (Loss)         Rate
---------------------------------------------------------------------------------
VALUE
---------------------------------------------------------------------------------
Year Ended June 30,
   2001                    0.87%             --             0.81%         25.95%
   2002                    0.87%             --             0.81%         19.02%
   2003                    1.05%             --             1.33%        114.06%
   2004                    1.17%             --             0.77%         79.49%
   2005                    1.12%             --             0.77%         31.86%

---------------------------------------------------------------------------------
ASSET ALLOCATION
---------------------------------------------------------------------------------
Year Ended June 30,
   2001                    0.93%             --             2.95%         18.72%
   2002                    0.99%             --             1.60%         13.70%
   2003                    1.11%             --             1.24%         11.90%
   2004                    1.03%             --             0.91%         11.79%
   2005                    0.98%             --             1.69%         34.58%

---------------------------------------------------------------------------------
FIXED INCOME
---------------------------------------------------------------------------------
Year Ended June 30,
   2001                    0.69%             --             6.39%        117.61%
   2002                    0.69%             --             4.48%        506.61%
   2003                    0.74%             --             3.18%        665.38%
   2004                    0.71%             --             2.96%        372.42%
   2005                    0.68%*          0.69%            3.84%        297.35%

---------------------------------------------------------------------------------
SHORT-TERM GOVERNMENT SECURITIES
---------------------------------------------------------------------------------
Year Ended June 30,
   2001                    0.54%             --             5.89%         85.75%
   2002                    0.54%             --             4.02%        140.06%
   2003                    0.56%             --             3.04%        115.00%
   2004                    0.53%             --             2.37%        175.25%
   2005                    0.50%             --             2.54%         99.58%

---------------------------------------------------------------------------------
MONEY MARKET
---------------------------------------------------------------------------------
Year Ended June 30,
   2001                    0.47%             --             5.42%           N/A
   2002                    0.45%             --             2.23%           N/A
   2003                    0.52%             --             1.06%           N/A
   2004                    0.51%             --             0.61%           N/A
   2005                    0.50%             --             1.79%           N/A
---------------------------------------------------------------------------------

1 Total return at net asset value assumes reinvestment of dividends and capital gains distributions.

* The operating expenses would have been higher if a tax penalty and interest had not been reimbursed by the manager.
      The fund is in the process of the reimbursement.

^     Reflects impact of a special dividend.

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2005

Preferred International Growth Fund

-------------------------------------------------------------------------------
      COMMON STOCK--98.63%                             SHARES         VALUE
-------------------------------------------------------------------------------
Australia--4.85%

Insurance--2.38%
   QBE Insurance Group Ltd                              99,405    $   1,210,185

Materials--2.47%
   Newcrest Mining Ltd                                  95,685        1,263,264
                                                                  -------------
   Total Australia                                                    2,473,449
                                                                  -------------

Canada--4.89%

Materials--0.99%
   Teck Cominco Ltd                                     15,000          505,915

Telecommunication Services--3.90%
   Research In Motion *                                 12,850          947,688
   Rogers Communications Inc ~                          31,590        1,036,076
                                                                  -------------
                                                                      1,983,764
                                                                  -------------
   Total Canada                                                       2,489,679
                                                                  -------------

China (Hong Kong)--4.28%

Capital Goods--2.10%
   Hutchison Whampoa                                   119,000        1,069,373

Energy--2.18%
   CNOOC Ltd ~                                       1,879,000        1,110,439
                                                                  -------------
   Total China (Hong Kong)                                            2,179,812
                                                                  -------------

Finland--3.94%

Energy--1.55%

   Fortum OYJ                                           49,275          789,978

Telecommunication Services--2.39%
   Nokia OYJ                                            73,200        1,217,878
                                                                  -------------
   Total Finland                                                      2,007,856
                                                                  -------------

France--15.16%

Capital Goods--2.56%
   Vinci SA                                             15,700        1,305,705

Insurance--2.72%
   AGF - Assur Gen De France                            16,990        1,387,975

Media--5.21%
   Lagardere SCA *                                      18,460        1,361,221
   Vivendi Universal SA *                               41,390        1,295,854
                                                                  -------------
                                                                      2,657,075
                                                                  -------------
Pharmaceuticals &
Biotechnology--2.01%
   Sanofi Aventis                                       12,465        1,020,239

Telecommunication Services--2.66%
   Bouygues *                                           32,815        1,354,290
                                                                  -------------
   Total France                                                       7,725,284
                                                                  -------------

Germany--4.43%

Diversified Financials--2.46%
   Bayerische Hypo Vereinsbank AG                       30,350          789,140
   Hypo Real Estate *                                   12,265          465,509
                                                                  -------------
                                                                      1,254,649
                                                                  -------------
Pharmaceuticals &

Biotechnology--1.97%
   Merck KGaA                                           12,600        1,000,834
                                                                  -------------
   Total Germany                                                      2,255,483
                                                                  -------------

Ireland--1.52%

Banks--1.52%
   Anglo Irish Bank Corp PLC *                          62,660          776,739
                                                                  -------------
   Total Ireland                                                        776,739
                                                                  -------------

Italy--2.68%

Banks--1.39%
   Banca Popolare Di Milano *                           71,905          707,163

Transportation--1.29%
   Fiat SPA                                            100,450          660,577
                                                                  -------------
   Total Italy                                                        1,367,740
                                                                  -------------

Japan--9.45%

Diversified Financials--2.53%
   Mitsui Trust Holdings                               126,200        1,287,492

Software & Services--2.06%
   Square Enix Company Ltd                              34,500        1,051,064

Transportation--3.82%
   Mitsubishi Corp *                                    74,750        1,011,142
   Mitsui Osk Lines                                    153,000          937,141
                                                                  -------------
                                                                      1,948,283
                                                                  -------------
Telecommunication Services--1.04%
   Ibiden Co ~                                          20,150          527,053
                                                                  -------------
   Total Japan                                                        4,813,892
                                                                  -------------

Mexico--3.98%

Food, Beverage & Tobacco--1.68%
   Fomento Economico Mexicano                           14,340          854,234

Telecommunication Services--2.30%
   America Movil ADR                                    19,660        1,171,933
                                                                  -------------
   Total Mexico                                                       2,026,167
                                                                  -------------

-------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred International Growth Fund continued

-------------------------------------------------------------------------------
      COMMON STOCK                                     SHARES         VALUE
-------------------------------------------------------------------------------
Norway--4.84%

Energy--3.42%
   Norsk Hydro ASA ~                                     9,045    $     826,051
   Statoil ASA ~                                        45,240          918,629
                                                                  -------------
                                                                      1,744,680
                                                                  -------------
Telecommunication Services--1.42%
   Tandberg ASA                                         67,540          720,726
                                                                  -------------
   Total Norway                                                       2,465,406
                                                                  -------------

South Africa--2.18%

Energy--2.18%
   Sasol Ltd                                            41,200        1,111,015
                                                                  -------------
   Total South Africa                                                 1,111,015
                                                                  -------------

South Korea--1.45%

Diversified Financials--1.45%
   Shinhan Financial                                    28,600          740,545
                                                                  -------------
   Total South Korea                                                    740,545
                                                                  -------------

Spain--2.56%

Capital Goods--2.56%
   ACS Actividades ~                                    46,825        1,305,633
                                                                  -------------
   Total Spain                                                        1,305,633
                                                                  -------------

Sweden--1.61%

Telecommunication Services--1.61%
   Ericsson (LM) Tel -
      Sponsored ADR *~                                  25,700          821,115
                                                                  -------------
   Total Sweden                                                         821,115
                                                                  -------------

Switzerland--9.72%

Commercial Services &
Supplies--1.39%
   SGS SA ~                                              1,040          711,392

Food & Staples Retailing--2.38%
   Nestle SA ~                                           4,750        1,212,783

Pharmaceuticals &
Biotechnology--5.95%
   Novartis AG *                                        31,735        1,505,905
   Roche Holding AG ADR                                 12,095        1,523,867
                                                                  -------------
                                                                      3,029,772
                                                                  -------------
   Total Switzerland                                                  4,953,947
                                                                  -------------

United Kingdom--21.09%

Consumer Durables &
Apparel--3.97%
   Gus PLC                                              81,310        1,279,009
   Reckitt Benckiser PLC *                              25,295          743,649
                                                                  -------------
                                                                      2,022,658
                                                                  -------------
Consumer Services--4.43%
   Cadbury Schweppes PLC ADR                            99,000          942,972
   Carnival PLC                                         13,805          784,504
   Sportingbet PLC                                      90,550          529,347
                                                                  -------------
                                                                      2,256,823
                                                                  -------------
Energy--1.51%
   Scottish Power                                       86,950          770,765

Materials--3.01%
   BHP Billiton PLC *                                  119,520        1,533,903

Pharmaceuticals &

Biotechnology--2.75%
   GlaxoSmithKline PLC                                  58,135        1,403,482

Telecommunication Services--5.42%
   O2 PLC                                              563,170        1,371,988
   Vodafone Group                                      568,850        1,383,060
                                                                  -------------
                                                                      2,755,048
                                                                  -------------
   Total United Kingdom                                              10,742,679
                                                                  -------------

Total Common Stock
   (Cost $44,417,916)                                                50,256,441
                                                                  -------------

-------------------------------------------------------------------------------
       SHORT TERM
   INVESTMENTS--14.42%                                 SHARES           VALUE
-------------------------------------------------------------------------------
Short Term Investment

Fund--1.05%
   State Street Global Advisors
   Money Market Fund ^^^
   2.96% yield as of June 30, 2005                      535,415          535,415

Short Term Investment

Trust--13.37%
   State Street Securities Lending
   Quality Trust ^^^
   3.22% yield as of June 30, 2005                   6,809,568        6,809,568
                                                                  -------------
Total Short Term Investments
   (Cost $7,344,983)                                                  7,344,983
                                                                  -------------
Total Investments--113.05%
   (Cost $51,762,899)                                                57,601,424
                                                                  -------------
Other Assets & Liabilities-- -13.05%                                 (6,647,754)
                                                                  -------------
Total Net Assets--100%                                            $  50,953,670
                                                                  =============

-------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2005

Preferred International Value Fund

-------------------------------------------------------------------------------
      COMMON STOCK--96.17%                             SHARES         VALUE
-------------------------------------------------------------------------------
Australia--2.07%

Real Estate--2.07%
   Lend Lease Corporation Ltd                        1,539,166    $  15,158,838
                                                                  -------------
   Total Australia                                                   15,158,838
                                                                  -------------
Brazil--2.55%

Energy--2.55%
   Petroleo Brasileiro SA ADR ~                        358,708       18,699,448
                                                                  -------------
   Total Brazil                                                      18,699,448
                                                                  -------------
China (Hong Kong)--2.26%

Diversified Financials--2.26%
   Swire Pacific Ltd ~                               1,887,400       16,620,469
                                                                  -------------
   Total China (Hong Kong)                                           16,620,469
                                                                  -------------
Finland--1.73%

Materials--1.73%
   Stora Enso OYJ ~                                    995,900       12,701,199
                                                                  -------------
   Total Finland                                                     12,701,199
                                                                  -------------

France--6.33%

Capital Goods--1.94%
   Schneider Electric ~                                189,200       14,217,189

Food, Beverage & Tobacco--1.94%
   Carrefour SA ~                                      294,781       14,221,390

Insurance--2.45%
   AXA ~                                               724,160       18,004,987
                                                                  -------------
   Total France                                                      46,443,566
                                                                  -------------

Germany--8.54%

Capital Goods--1.85%
   Siemens AG                                          187,181       13,604,237

Consumer Durables &
Apparel--2.39%
   Adidas-Salomon AG ~                                 105,308       17,563,139

Retailing--2.53%
   Metro AG ~                                          375,594       18,587,330

Transportation--1.77%
   Deutsche Post AG                                    552,700       12,902,049
                                                                  -------------
   Total Germany                                                     62,656,755
                                                                  -------------

Italy--2.04%

Energy--2.04%
   Saipem SPA ~                                      1,112,900       14,956,027
                                                                  -------------
   Total Italy                                                       14,956,027
                                                                  -------------

Japan--13.94%

Automobiles & Components--3.41%

   Bridgestone Corp ~                                  825,000       15,784,181
   Toyota Motor Corp                                   257,500        9,206,245
                                                                  -------------
                                                                     24,990,426
                                                                  -------------
Consumer Durables &
Apparel--1.78%
   Fuji Photo Film Co                                  402,200       13,084,694

Diversified Financials--2.61%
   Sumitomo Trust & Banking Co Ltd                   3,161,800       19,160,675

Insurance--1.04%
   Sompo Japan Insurance Inc                           761,700        7,652,737

Pharmaceuticals &
Biotechnology--2.93%
   Takeda Pharmaceutical Co Ltd                        434,700       21,492,429

Technology Hardware &
Equipment--2.17%
   Kyocera Corp                                        209,400       15,955,343
                                                                  -------------
   Total Japan                                                      102,336,304
                                                                  -------------
Mexico--2.32%

Telecommunication Services--2.32%
   Telefonos De Mexico SA ADR ~                        900,080       17,002,511
                                                                  -------------
   Total Mexico                                                      17,002,511
                                                                  -------------

Netherlands--7.15%

Banks--2.08%
   ABN AMRO Holdings NV ~                              620,363       15,229,103

Diversified Financials--2.80%
   ING Groep NV                                        730,669       20,551,190

Media--2.27%
   VNU NV ~                                            600,646       16,697,542
                                                                  -------------
   Total Netherlands                                                 52,477,835
                                                                  -------------

Portugal--2.07%

Telecommunication Services--2.07%
   Portugal Telecom SGPS SA                          1,591,212       15,156,176
                                                                  -------------
   Total Portugal                                                    15,156,176
                                                                  -------------

-------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred International Value Fund continued

--------------------------------------------------------------------------------
        COMMON STOCK                                   SHARES          VALUE
--------------------------------------------------------------------------------

Singapore--3.38%

Banks--2.20%
  United Overseas Bank Ltd                           1,924,000   $   16,176,188

Capital Goods--1.14%
  Keppel Corp Ltd ~                                  1,130,800        8,359,252

Consumer Services--0.04%
  United Overseas Land Ltd                             192,400          259,804
                                                                 --------------

  Total Singapore                                                    24,795,244
                                                                 --------------

South Korea--3.17%

Banks--1.95%
  Kookmin Bank                                         314,770       14,340,324

Consumer Durables &
Apparel--1.22%
  LG Electronics Inc                                   141,000        8,894,623
                                                                 --------------

  Total South Korea                                                  23,234,947
                                                                 --------------

Spain--8.03%

Banks--2.25%
  BBV Argentaria ~                                   1,072,380       16,496,058

Energy--2.86%
  Repsol YPF SA ~                                      826,080       21,021,973

Utilities--2.92%
  Iberdrola SA ~                                       814,869       21,421,312
                                                                 --------------

Total Spain                                                          58,939,343
                                                                 --------------

Sweden--2.57%

Capital Goods--2.57%
  Atlas Copco AB ~                                   1,191,300       18,853,173
                                                                 --------------

  Total Sweden                                                       18,853,173
                                                                 --------------

Switzerland--9.22%

Consumer Durables &
Apparel--2.20%
  Swatch Group ~                                       115,337       16,145,763

Food & Staples Retailing--2.06%
  Nestle SA ~                                           59,071       15,082,167

Materials--4.96%
  Givaudan AG ~                                         28,000       16,247,513
  Holcim Ltd                                           333,307       20,202,027
                                                                 --------------
                                                                     36,449,540
                                                                 --------------

  Total Switzerland                                                  67,677,470
                                                                 --------------

United Kingdom--18.80%

Banks--4.28%
  Lloyds TSB Group PLC                               1,861,520       15,744,158
  Royal Bank of Scotland PLC                           520,786       15,692,113
                                                                 --------------
                                                                     31,436,271
                                                                 --------------

Capital Goods--0.99%
  Group 4 Securicor PLC                              2,809,400        7,369,743

Media--3.85%
  Pearson PLC                                        1,351,210       15,860,513
  WPP Group                                          1,207,400       12,393,282
                                                                 --------------
                                                                     28,253,795
                                                                 --------------
Pharmaceuticals &
Biotechnology--2.82%
  GlaxoSmithKline PLC                                  858,066       20,715,245

Retailing--4.10%
  Kingfisher                                         2,912,796       12,775,729
  Marks & Spencer Group PLC                          2,682,974       17,286,126
                                                                 --------------
                                                                     30,061,855
                                                                 --------------
Telecommunication Services--2.76%
  Vodafone Group                                     8,323,801       20,237,881
                                                                 --------------
  Total United Kingdom                                              138,074,790
                                                                 --------------
Total Common Stock
  (Cost $596,337,705)                                               705,784,095
                                                                 --------------

--------------------------------------------------------------------------------
        SHORT TERM
    INVESTMENTS--22.20%                               SHARES          VALUE
--------------------------------------------------------------------------------

Repurchase Agreements--3.38%
  State Street Repo, 1.40%, dated
  June 30, 2005, due July 1, 2005,
  repurchase price $24,792,964
  collateralized by 25,320,000
  U.S.Treasury Note, 3.625%,
  due June 30, 2007, valued at
  $25,316,044 ^^^                                   24,792,000       24,792,000

Short Term Investment
Trust--18.82%
  State Street Securities Lending
  Quality Trust ^^^
  3.22% yield as of June 30, 2005                  138,197,305      138,197,305
                                                                 --------------
Total Short Term Investments
  (Cost $162,989,305)                                               162,989,305
                                                                 --------------
Total Investments--118.37%
  (Cost $759,327,010)                                               868,773,400
                                                                 --------------
Other Assets & Liabilities--18.37%                               (134,871,580)
                                                                 --------------
Total Net Assets--100%                                           $  733,901,820
                                                                 ==============

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2005

Preferred Small Cap Growth Fund

--------------------------------------------------------------------------------
        COMMON STOCK--98.62%                          SHARES           VALUE
--------------------------------------------------------------------------------

Consumer Discretionary--19.10%

Consumer Durables &
Apparel--2.78%
  Carter Holdings Inc *                                  9,630   $      562,199
  Jarden Corp *~                                        18,590        1,002,373
  MarineMax Inc *~                                      25,740          804,375
  Wolverine World Wide Inc                              29,660          712,137
                                                                 --------------
                                                                      3,081,084
                                                                 --------------

Consumer Services--6.90%
  Administaff Inc ~                                     32,470          771,487
  Gaylord Entertainment Co *                            17,020          791,260
  Penn National Gaming Inc *                            27,760        1,013,240
  PF Chang's China Bistro Inc *~                        22,800        1,344,744
  Red Robin Gourmet Burgers Inc *~                      17,010        1,054,280
  Shuffle Master Inc *~                                 36,590        1,025,618
  Texas Roadhouse Inc *                                 17,890          621,678
  WMS Industries Inc *~                                 30,080        1,015,200
                                                                 --------------
                                                                      7,637,507
                                                                 --------------

Media--0.61%
  Lions Gate Entertainment Corp *~                      65,590          672,953

Retailing--8.81%
  Coldwater Creek Inc *                                 46,085        1,147,977
  Childrens Place Retail Stores Inc *~                  21,070          983,337
  Dicks Sporting Goods Inc *~                           33,900        1,308,201
  DSW Inc *                                              3,440           85,828
  Gamestop Corp *~                                      19,450          636,210
  Genesco Inc *~                                        41,620        1,543,686
  Hot Topic Inc *                                       41,010          784,111
  Insight Enterprises Inc *                             29,030          585,825
  Pantry Inc *~                                         22,700          879,171
  Stein Mart Inc ~                                      47,300        1,040,600
  Warnaco Group Inc *~                                  32,260          750,045
                                                                 --------------
                                                                      9,744,991
                                                                 --------------
  Total Consumer Discretionary                                       21,136,535
                                                                 --------------

Consumer Staples--1.50%

Food & Staples Retailing--0.85%
  United Natural Foods Inc *~                           30,830          936,307

Household & Personal
Products--0.65%
  Central Garden & Pet Co *~                            14,810          727,467
                                                                 --------------

  Total Consumer Staples                                              1,663,774
                                                                 --------------

Energy--5.88%

Energy--5.88%
  Denbury Resources Inc *~                              18,100          719,837
  Energy Partners Ltd *~                                51,090        1,339,069
  Hornbeck Offshore Services Inc *~                     34,460          933,521
  Hydril Co *                                           14,820          805,467
  NS Group Inc *~                                       27,870          906,054
  Parallel Petroleum Corp *~                            33,420          295,767

  Superior Energy Services Inc *                        48,390          861,342
  Todco *                                               24,970          640,980
                                                                 --------------
                                                                      6,502,037
                                                                 --------------

  Total Energy                                                        6,502,037
                                                                 --------------

Financials--9.52%

Banks--2.57%
  Boston Private Financial
    Holdings Inc ~                                      31,550          795,060
  East West Bancorp Inc                                 37,510        1,259,961
  Wintrust Financial Corp ~                             15,110          791,009
                                                                 --------------
                                                                      2,846,030
                                                                 --------------

Diversified Financials--4.11%
  Affiliated Managers Group Inc *~                       8,649          590,986
  GFI Group Inc *~                                      17,370          618,372
  Greenhill & Company Inc ~                             11,300          457,763
  Investment Technology Group Inc *~                    42,260          888,305
  Jefferies Group Inc ~                                 15,410          583,885
  Metris Companies Inc *                                59,700          863,262
  Moneygram International Inc                           28,610          547,023
                                                                 --------------
                                                                      4,549,596
                                                                 --------------

Insurance--0.85%
  Platinum Underwriters
   Holdings Ltd ~                                       29,690          944,736

Real Estate--1.99%
  Kilroy Realty Corp REIT ~                             12,140          576,529
  Sunstone Hotel Investors Inc REIT ~                   42,400        1,028,624
  Ventas Inc REIT                                       19,450          587,390
                                                                 --------------
                                                                      2,192,543
                                                                 --------------

  Total Financials                                                   10,532,905
                                                                 --------------

Health Care--19.35%

Health Care Equipment &
Services--15.76%
  Advanced Medical Optics Inc *                         41,380        1,644,855
  American Healthways Inc *~                            22,200          938,394
  American Medical Systems
    Holdings Inc *~                                     50,800        1,049,020
  Biosite Inc *~                                         7,170          394,278
  Genesis HealthCare Corp *~                            23,340        1,080,175
  Gentiva Health Services Inc *~                        33,370          595,988
  Immucor Inc *~                                        62,180        1,800,111
  Kindred Healthcare Inc *                              36,390        1,441,408
  Kyphon Inc *~                                         29,750        1,035,003
  LifePoint Hospitals Inc *                             30,850        1,558,542
  Psychiatric Solutions Inc *                           28,140        1,370,699
  ResMed Inc *~                                         19,230        1,268,988
  Sierra Health Services Inc *                          26,040        1,860,818
  Sunrise Senior Living Inc *~                          14,970          808,081
  Varian Inc *~                                         15,490          585,367
                                                                 --------------
                                                                     17,431,727
                                                                 --------------

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Small Cap Growth Fund continued

--------------------------------------------------------------------------------
        COMMON STOCK                                   SHARES          VALUE
--------------------------------------------------------------------------------

Pharmaceuticals &
Biotechnology--3.59%
  Medicines Co *                                        24,550   $      574,225
  MGI Pharma Inc *~                                     38,660          841,242
  Nabi Biopharmaceuticals *~                            39,750          605,393
  Serologicals Corp *~                                  39,790          845,538
  United Therapeutics Corp *~                           23,070        1,111,974
                                                                 --------------
                                                                      3,978,372
                                                                 --------------

  Total Health Care                                                  21,410,099
                                                                 --------------

Industrials--11.73%

Capital Goods--8.65%
  Actuant Corp *~                                       22,340        1,070,980
  Aviall Inc *                                          21,730          686,451
  Esterline Technologies Corp *                         22,010          882,161
  Gardner Denver Inc *~                                 12,300          431,484
  Hexcel Corp *~                                        54,510          922,309
  JLG Industries Inc ~                                  33,110          909,863
  Teledyne Technologies Inc *                           29,150          949,707
  Wabash National Corp ~                                31,740          769,060
  Washington Group
  International Inc *~                                  16,640          850,637
  Wabtec Corp                                           31,850          684,138
  Watsco Inc ~                                          12,660          539,316
  WESCO International Inc *~                            27,870          874,561
                                                                 --------------
                                                                      9,570,667
                                                                 --------------

Commercial Services &
Supplies--2.19%
  Jackson Hewitt Tax Service Inc ~                      44,740        1,057,654
  Labor Ready Inc *~                                    26,500          617,715
  Resources Connection Inc *~                           32,060          744,754
                                                                 --------------
                                                                      2,420,123
                                                                 --------------

Transportation--0.89%
  Pacer International Inc *                             45,220          985,344
                                                                 --------------

  Total Industrials                                                  12,976,134
                                                                 --------------

Information Technology--24.00%

Semiconductor & Semiconductor
Equipment--6.32%
  Advanced Energy Industries Inc *~                     46,980          369,263
  Cypress Semiconductor Corp *~                         73,510          925,491
  Formfactor Inc *~                                     30,820          814,264
  Genesis Microchip Inc *~                              28,110          518,911
  Integrated Device Technology Inc *~                   49,130          528,148
  Kulicke & Soffa Industries Inc *~                     68,320          540,411
  Microsemi Corp *~                                     70,670        1,328,596
  Trident Microsystems Inc *~                           45,310        1,028,084
  Varian Semiconductor Equipment
    Association Inc *~                                  25,480          942,760
                                                                 --------------
                                                                      6,995,928
                                                                 --------------

Software & Services--12.62%
  Advent Software Inc *                                 41,100          832,686
  Aquantive Inc *~                                      77,610        1,375,249
  CACI International Inc *                              12,540          792,026
  CNET Networks Inc *~                                  95,750        1,124,105
  Digital Insight Corp *~                               19,080          456,394
  Digitas Inc *~                                        64,630          737,428
  Euronet Worldwide Inc *~                              23,690          688,668
  Internet Cap Group Inc *~                            110,790          812,091
  MICROS Systems Inc *                                  25,340        1,133,965
  Open Solutions Inc *~                                 30,370          616,815
  Openwave Systems Inc *~                               71,690        1,175,716
  Parametric Technology Corp *~                        140,660          897,411
  Progress Software Corp *                              32,430          977,765
  Sapient Corp *~                                       70,650          560,255
  Verint Systems Inc *~                                  9,280          298,445
  Witness Systems Inc *                                 81,390        1,483,740
                                                                 --------------
                                                                     13,962,759
                                                                 --------------

Technology Hardware &
Equipment--5.06%
  ADTRAN Inc                                            29,680          735,767
  F5 Networks Inc *~                                    26,610        1,256,923
  Identix Inc *~                                        18,510           93,105
  Itron Inc *                                           13,620          608,542
  Ixia Co *~                                            71,830        1,396,375
  NETGEAR Inc *~                                        35,980          669,228
  SiRF Technology Holdings Inc *~                       47,390          837,855
                                                                 --------------
                                                                      5,597,795
                                                                 --------------

  Total Information Technology                                       26,556,482
                                                                 --------------

Materials--4.97%

Materials--4.97%
  Allegheny Technologies Inc ~                          34,970          771,438
  Alpha Natural Resources Inc *~                        41,980        1,002,481
  Cleveland Cliffs Inc ~                                 9,130          527,348
  Eagle Materials Inc ~                                  9,220          853,679
  H B Fuller Co                                         24,580          837,194
  Headwaters Inc *~                                     24,500          842,309
  Olin Corp ~                                           36,370          663,388
                                                                 --------------
                                                                      5,497,837
                                                                 --------------

  Total Materials                                                     5,497,837
                                                                 --------------

Telecommunication
Services--2.57%

Telecommunication Services--2.57%
  SBA Communications Corp *~                           146,240        1,974,240
  Ubiquitel Inc *~                                     105,610          861,777
                                                                 --------------
                                                                      2,836,017
                                                                 --------------

  Total Telecommunication Services                                    2,836,017
                                                                 --------------

Total Common Stock
  (Cost $93,078,893)                                                109,111,820
                                                                 --------------

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2005

Preferred Small Cap Growth Fund continued

--------------------------------------------------------------------------------
             SHORT TERM
        INVESTMENTS--23.30%                           SHARES          VALUE
--------------------------------------------------------------------------------

Short Term Investment
Fund--0.00%
  State Street Global Advisors
  Money Market Fund ^^^
  2.96% yield as of June 30, 2005                            1    $           1

Short Term Investment
Trust--23.30%
  State Street Securities Lending
  Quality Trust ^^^
  3.22% yield as of June 30, 2005                   25,773,589       25,773,589
                                                                  -------------

Total Short Term Investments
  (Cost $25,773,590)                                              $  25,773,590
                                                                  -------------
Total Investments--121.92%
  (Cost $118,852,483)                                               134,885,410
                                                                  -------------

Other Assets & Liabilities---21.92%                                 (24,248,512)
                                                                  -------------

Total Net Assets--100%                                            $ 110,636,898
                                                                  =============

--------------------------------------------------------------------------------

Preferred Mid Cap Growth Fund

--------------------------------------------------------------------------------
         COMMON STOCK--96.97%                         SHARES          VALUE
--------------------------------------------------------------------------------

Consumer Discretionary--21.32%

Consumer Durables &
Apparel--6.16%
  Coach Inc *                                           60,330    $   2,025,278
  D R Horton Inc                                        17,510          658,551
  Fortune Brands Inc                                    16,420        1,458,096
  Lennar Corp                                            7,290          462,551
  Polo Ralph Lauren Corp                                10,840          467,312
  Tempur-Pedic International Inc *~                     22,380          496,388
  Toll Brothers Inc *~                                   6,470          657,029
                                                                  -------------
                                                                      6,225,205
                                                                  -------------
Consumer Services--7.37%
  Cheesecake Factory *                                  22,570          783,856
  Harrahs Entertainment Inc                             15,160        1,092,581
  MGM Mirage Inc *                                      35,510        1,405,486
  PF Chang's China Bistro Inc *~                         8,720          514,306
  Scientific Games Corp *                               32,290          869,570
  Starwood Hotels & Resorts
    Worldwide Inc REIT                                  24,630        1,442,579
  Station Casinos Inc                                   11,960          794,144
  WMS Industries Inc *~                                 16,070          542,363
                                                                  -------------
                                                                      7,444,885
                                                                  -------------
Media--1.43%
  Getty Images Inc *                                     9,510          706,213
  Sirius Satellite Radio Inc *~                        114,250          740,340
                                                                  -------------
                                                                      1,446,553
                                                                  -------------

Retailing--6.36%
  Advance Auto Parts Inc *                               8,180          528,019
  Bed Bath & Beyond Inc *                               33,050        1,380,829
  Chico's FAS Inc *                                     42,990        1,473,697
  Nordstrom Inc                                          9,650          655,911
  Sherwin-Williams Co                                    8,970          422,397
  Urban Outfitters Inc *                                20,400        1,156,476
  Williams-Sonoma Inc *                                 20,000          791,400
                                                                  -------------
                                                                      6,408,729
                                                                  -------------

  Total Consumer Discretionary                                       21,525,372
                                                                  -------------

Consumer Staples--2.37%

Food & Staples Retailing--0.83%
  Whole Foods Market Inc                                 7,110          841,113

Food, Beverage & Tobacco--1.54%
  Campbell Soup Co                                      12,430          382,471
  Constellation Brands Inc *                            26,400          778,800
  Dean Foods Co *                                       11,210          395,040
                                                                  -------------
                                                                      1,556,311
                                                                  -------------

  Total Consumer Staples                                              2,397,424
                                                                  -------------

Energy--6.32%

Energy--6.32%
  Ashland Inc *                                          7,440          534,713
  Diamond Offshore Drilling Inc ~                       13,640          728,785
  Grant Prideco Inc *                                   26,940          712,563
  National-Oilwell Inc *                                18,290          869,507

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Mid Cap Growth Fund continued

--------------------------------------------------------------------------------
           COMMON STOCK                               SHARES          VALUE
--------------------------------------------------------------------------------

Energy (continued)
  Range Resources Corp ~                                39,470    $   1,061,743
  Tidewater Inc                                         12,450          474,594
  Ultra Petroleum Corp *                                30,070          912,925
  XTO Energy Inc                                        32,006        1,087,884
                                                                  -------------

  Total Energy                                                        6,382,714
                                                                  -------------

Financials--9.57%

Banks--0.49%
  City National Corp                                     6,840          490,496

Diversified Financials--7.41%
  Affiliated Managers Group Inc *~                      16,110        1,100,796
  Ameritrade Holding Corp *                             37,910          704,747
  Chicago Mercantile Exchange
    Holdings Inc                                         2,990          883,545
  Jeffries Group Inc                                    13,850          524,777
  Legg Mason Inc                                        10,230        1,065,045
  Northern Trust Corp ^^^                               17,030          776,398
  SEI Investments Co                                    22,870          854,195
  T Rowe Price Group Inc                                25,090        1,570,634
                                                                  -------------
                                                                      7,480,137
                                                                  -------------
Insurance--0.49%
  Fidelity National Financial Inc                       13,850          494,307

Real Estate--1.18%
  Host Marriott Corp REIT                               31,140          544,950
  St Joe Co                                              8,040          655,582
                                                                  -------------
                                                                      1,200,532
                                                                  -------------
  Total Financials                                                    9,665,472
                                                                  -------------

Health Care--18.38%

Health Care Equipment &
Services--14.33%
  Advanced Medical Optics Inc *                         15,650          622,088
  Bausch & Lomb Inc                                      9,140          758,620
  Community Health Systems Inc *                        22,730          858,967
  C R Bard Inc                                          21,960        1,460,560
  Dade Behring Holdings Inc                             17,270        1,122,723
  Davita Inc *                                          15,610          709,943
  Fisher Scientific International Inc *                 12,720          825,528
  Henry Schein Inc *                                    16,540          686,741
  INAMED Corp *                                          6,230          417,223
  Laboratory Corporation of
    America Holdings *                                  14,160          706,584
  LifePoint Hospitals Inc *                              9,600          484,992
  Medco Health Solutions Inc *                           4,790          255,594
  PacifiCare Health Systems Inc *                       14,030        1,002,444
  Patterson Companies Inc *~                             9,780          440,882
  Quest Diagnostics Inc                                 14,060          748,976
  Triad Hospitals Inc *                                 10,750          587,380
  WellChoice Inc *                                      15,400        1,069,838
  Wellpoint Inc *                                       24,620        1,714,537
                                                                  -------------
                                                                     14,473,620
                                                                  -------------

Pharmaceuticals &
Biotechnology--4.05%
  Celgene Corp *~                                       17,240          702,875
  Forest Labs Inc *                                     12,480          484,848
  Genzyme Corp *                                        15,740          945,817
  Kos Pharmaceuticals Inc *~                             8,750          573,125
  Sepracor Inc *~                                       22,970        1,378,430
                                                                  -------------
                                                                      4,085,095
                                                                  -------------

  Total Health Care                                                  18,558,715
                                                                  -------------

Industrials--8.76%

Capital Goods--6.01%
  Actuant Corp *~                                       11,330          543,160
  American Power Conversion Corp                        22,620          533,606
  AMETEK Inc                                            16,610          695,129
  Fluor Corp                                             6,870          395,643
  Goodrich Corp                                         15,610          639,386
  Joy Global Inc                                        13,830          464,550
  Pentair Inc                                           15,820          677,254
  Precision Castparts Corp                               7,800          607,620
  Roper Industries Inc                                  21,180        1,511,617
                                                                  -------------
                                                                      6,067,965
                                                                  -------------
Commercial Services &
Supplies--1.54%
  Monster Worldwide Inc *                               54,320        1,557,898

Transportation--1.21%
  C H Robinson Worldwide Inc                             9,860          573,852
  UTI Worldwide Inc ~                                    9,280          646,074
                                                                  -------------
                                                                      1,219,926
                                                                  -------------

  Total Industrials                                                   8,845,789
                                                                  -------------

Information Technology--24.37%

Semiconductor & Semiconductor
Equipment--8.80%
  Altera Corp *                                         58,190        1,153,326
  Analog Devices Inc                                    15,540          579,797
  ASML Holding NV *~                                    30,000          469,800
  Broadcom Corp *                                       42,310        1,502,428
  Cypress Semiconductor Corp *~                         63,040          793,674
  KLA Tencor Corp                                       30,560        1,335,472
  Kulicke & Soffa Industries Inc *~                     52,270          413,456
  Lam Research Corp *                                   24,740          715,976
  Marvell Technology Group Ltd *                        21,990          836,500
  National Semiconductor Corp                           33,130          729,854
  Varian Semiconductor Equipment
    Association Inc *~                                   9,580          354,460
                                                                  -------------
                                                                      8,884,743
                                                                  -------------
Software & Services--6.90%
  Alliance Data Systems Corp *                          11,970          485,503
  Amdocs Ltd *                                          19,460          514,328
  Certegy Inc                                           13,110          501,064
  CNET Networks Inc *~                                  49,920          586,061

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2005

Preferred Mid Cap Growth Fund continued

--------------------------------------------------------------------------------
           COMMON STOCK                               SHARES          VALUE
--------------------------------------------------------------------------------

Software & Services (continued)
  Cognizant Technology
    Solutions Corp *                                    26,520    $   1,249,888
  Global Payments Inc ~                                 12,340          836,652
  Openwave Systems Inc *~                               50,370          826,068
  Take-Two Interactive Software Inc *                   21,260          541,067
  VeriSign Inc *                                        49,700        1,429,372
                                                                  -------------
                                                                      6,970,003
                                                                  -------------
Technology Hardware &
Equipment--8.67%
  ADTRAN Inc                                            17,240          427,380
  Avid Technology Inc *                                 25,130        1,338,926
  Cogent Inc *~                                         35,070        1,001,249
  Comverse Technology Inc *                             50,930        1,204,495
  F5 Networks Inc *                                     28,130        1,328,721
  Flextronics International Ltd *                       55,620          734,740
  Ixia *~                                               34,040          661,738
  Juniper Networks Inc *                                61,050        1,537,239
  Tellabs Inc *                                         59,920          521,303
                                                                  -------------
                                                                      8,755,791
                                                                  -------------

  Total Information Technology                                       24,610,537
                                                                  -------------

Materials--2.50%

Materials--2.50%
  Allegheny Technologies Inc                            22,170          489,069
  Mosaic Co *                                           37,890          589,567
  Owens Illinois Inc *                                  19,910          498,745
  Peabody Energy Corp                                   12,010          624,999
  Vulcan Materials Co                                    4,950          321,700
                                                                  -------------

  Total Materials                                                     2,524,080
                                                                  -------------

Telecommunication
Services--2.66%

Telecommunication Services--2.66%
  Alamosa Holdings Inc *~                               65,190          906,140
  Nextel Partners Inc *                                 28,500          717,344
  NII Holdings Inc *~                                   16,560        1,058,845
                                                                  -------------

  Total Telecommunication Services                                    2,682,329
                                                                  -------------

Utilities--0.72%

Utilities--0.72%
  Questar Corp                                          11,070          729,512
                                                                  -------------
  Total Utilities                                                       729,512
                                                                  -------------

Total Common Stock
  (Cost $83,301,888)                                                 97,921,944
                                                                  -------------

--------------------------------------------------------------------------------
             SHORT TERM
        INVESTMENTS--15.88%                           SHARES          VALUE
--------------------------------------------------------------------------------

Short Term Investment
Fund--1.83%
  State Street Global Advisors
  Money Market Fund ^^^
  2.96% yield as of June 30, 2005                    1,848,749    $   1,848,749

Short Term Investment
Trust--14.05%
  State Street Securities Lending
  Quality Trust ^^^
  3.22% yield as of June 30, 2005                   14,187,640       14,187,640
                                                                  -------------

Total Short Term Investments
  (Cost $16,036,389)                                                 16,036,389
                                                                  -------------

Total Investments--112.85%
  (Cost $99,338,277)                                                113,958,333
                                                                  -------------

Other Assets & Liabilities---12.85%                                 (12,976,249)
                                                                  -------------

Total Net Assets--100%                                            $ 100,982,084
                                                                  =============

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Large Cap Growth Fund

--------------------------------------------------------------------------------
           COMMON STOCK--98.86%                       SHARES          VALUE
--------------------------------------------------------------------------------

Consumer Discretionary--14.95%

Consumer Durables &
Apparel--2.58%
  Coach Inc *                                          165,800    $   5,565,906
  Nike Inc Class B                                      59,900        5,187,340
                                                                  --------------
                                                                     10,753,246
                                                                  --------------
Consumer Services--1.42%
  Starbucks Corp *                                     115,000        5,940,900

Retailing--10.95%
  Chico's FAS Inc *                                    259,200        8,885,376
  eBay Inc *                                           219,200        7,235,792
  Federated Department Stores Inc                       87,100        6,382,688
  Lowe's Companies Inc                                  83,900        4,884,658
  Petsmart Inc                                         132,700        4,027,445
  Target Corp                                          196,900       10,713,329
  Williams-Sonoma Inc *                                 89,300        3,533,601
                                                                  --------------
                                                                     45,662,889
                                                                  --------------

  Total Consumer Discretionary                                       62,357,035
                                                                  --------------

Consumer Staples--8.21%

Food & Staples Retailing--2.22%
  Whole Foods Market Inc                                78,100        9,239,230

Food, Beverage & Tobacco--2.64%
  Cadbury Schweppes PLC ADR ~                          141,200        5,412,196
  PepsiCo Inc                                          103,800        5,597,934
                                                                  --------------
                                                                     11,010,130
                                                                  --------------
Household & Personal
Products--3.35%
  Estee Lauder Companies
   Inc - Class A                                       104,800        4,100,824
  Gillette Co                                           80,800        4,090,904
  Procter & Gamble Co                                  109,800        5,791,950
                                                                  --------------
                                                                     13,983,678
                                                                  --------------

  Total Consumer Staples                                             34,233,038
                                                                  --------------

Energy--3.85%

Energy--3.85%
  Schlumberger Ltd                                     164,000       12,454,160
  Suncor Energy Inc                                     76,000        3,596,320
                                                                  --------------

  Total Energy                                                       16,050,480
                                                                  --------------

Financials--8.77%

Diversified Financials--8.77%
  American Express Co                                  230,000       12,242,900
  Charles Schwab Corp                                  546,800        6,167,904
  Goldman Sachs Group Inc                               44,100        4,499,082
  JPMorgan Chase & Co                                  173,352        6,122,793
  Lehman Brothers Holdings Inc                          20,900        2,074,952
  Merrill Lynch & Co Inc                                99,600        5,478,996
                                                                  --------------

  Total Financials                                                   36,586,627
                                                                  --------------

Health Care--25.28%

Health Care Equipment &
Services--9.99%
  Alcon Inc                                             61,800        6,757,830
  Caremark Rx Inc *                                    170,100        7,572,852
  CIGNA Corp                                            54,200        5,801,026
  St Jude Medical Inc *                                132,000        5,756,520
  UnitedHealth Group Inc                               151,200        7,883,568
  Wellpoint Inc *                                      113,200        7,883,248
                                                                  --------------
                                                                     41,655,044
                                                                  --------------
Pharmaceuticals &
Biotechnology--15.29%
  Amgen Inc *                                          132,000        7,980,720
  Genentech Inc *                                      171,600       13,776,048
  Gilead Sciences Inc *                                129,800        5,709,902
  Eli Lilly & Co                                       123,300        6,869,043
  Novartis AG ADR                                      169,800        8,055,312
  Pfizer Inc                                           247,700        6,831,566
  Roche Holding AG ADR ~                               164,500       10,413,673
  Sanofi-Aventis ADR                                   101,400        4,156,386
                                                                  --------------
                                                                     63,792,650
                                                                  --------------

  Total Health Care                                                 105,447,694
                                                                  --------------

Industrials--3.31%

Capital Goods--3.31%
  General Electric Co                                  398,000       13,790,700
                                                                  --------------

  Total Industrials                                                  13,790,700
                                                                  --------------

Information Technology--32.83%

Semiconductor & Semiconductor
Equipment--8.40%
  Applied Materials Inc                                316,900        5,127,442
  Intel Corp                                           405,100       10,556,906
  Marvell Technology Group Ltd *                       189,500        7,208,580
  Maxim Integrated Products Inc                        160,500        6,132,705
  Texas Instruments Inc                                214,200        6,012,594
                                                                  --------------
                                                                     35,038,227
                                                                  --------------
Software & Services--15.10%
  Adobe Systems Inc                                    272,400        7,796,088
  Electronic Arts Inc *                                150,200        8,502,822
  Google Inc Class A *                                  54,900       16,148,835
  Mercury Interactive Corp *~                           96,800        3,713,248
  Microsoft Corp                                       232,700        5,780,268
  Navteq Corp *                                         88,800        3,301,584

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2005

Preferred Large Cap Growth Fund continued

--------------------------------------------------------------------------------
           COMMON STOCK                               SHARES          VALUE
--------------------------------------------------------------------------------

Software & Services (continued)
  SAP Aktiengesellschaft
   Sponsored ADR ~                                     120,300    $   5,208,990
  Yahoo! Inc *                                         361,100       12,512,115
                                                                  --------------
                                                                     62,963,950
                                                                  --------------
Technology Hardware &
Equipment--9.33%
  Agilent Technologies Inc *                           202,900        4,670,758
  Apple Computer Inc *                                 172,200        6,338,682
  Cisco Systems Inc *                                  335,500        6,411,405
  Dell Inc *                                           223,500        8,830,485
  Qualcomm Inc                                         225,300        7,437,153
  Research In Motion Ltd *                              70,800        5,221,500
                                                                  --------------
                                                                     38,909,983
                                                                  --------------

  Total Information Technology                                      136,912,160
                                                                  --------------

Telecommunication
Services--1.66%

Telecommunication Services--1.66%
  Nextel Communications Inc
   Class A *                                           214,500        6,930,494
                                                                  --------------

  Total Telecommunication Services                                    6,930,494
                                                                  --------------

Total Common Stock
  (Cost $346,056,027)                                               412,308,228
                                                                  --------------

--------------------------------------------------------------------------------
               SHORT TERM
           INVESTMENTS--5.34%                         SHARES          VALUE
--------------------------------------------------------------------------------

Commercial Paper--0.82%
  American Express Credit Corp
  Yrs 1+2
   3.20% July 1, 2005 @                              3,422,000    $   3,422,000

Short Term Investment
Trust--4.52%
  State Street Securities Lending
  Quality Trust ^^^
  3.22% yield as of June 30, 2005                   18,838,758       18,838,758
                                                                  --------------
Total Short Term Investments
  (Cost $22,260,758)                                                 22,260,758
                                                                  --------------
Total Investments--104.20%
  (Cost $368,316,785)                                               434,568,986
                                                                  --------------
Other Assets & Liabilities---4.20%                                  (17,504,931)
                                                                  --------------
Total Net Assets--100%                                            $ 417,064,055
                                                                  ==============

--------------------------------------------------------------------------------

Preferred Value Fund

--------------------------------------------------------------------------------
           COMMON STOCK--95.73%                       SHARES          VALUE
--------------------------------------------------------------------------------

Consumer Discretionary--4.74%

Consumer Durables &
Apparel--0.52%
  Newell Rubbermaid Inc ~                               43,600    $   1,039,424
  NIKE Inc Class B                                       8,100          701,460
                                                                  --------------
                                                                      1,740,884
                                                                  --------------
Media--4.10%
  Comcast Corp *                                        84,000        2,515,800
  Interpublic Group of
   Companies Inc *~                                    261,730        3,187,871
  The Walt Disney Co                                   107,800        2,714,404
  Time Warner Inc *                                    178,450        2,981,900
  Tribune Co                                            45,400        1,597,172
  Viacom Inc                                            23,500          752,470
                                                                  --------------
                                                                     13,749,617
                                                                  --------------

Retailing--0.12%
  IAC / InterActiveCorp *~                              18,100          435,305
                                                                  --------------

  Total Consumer Discretionary                                       15,925,806
                                                                  --------------

Consumer Staples--19.49%

Food & Staples Retailing--7.48%
  CVS Corp                                              61,300        1,781,991
  Kroger Co *                                          575,140       10,944,914
  Safeway Inc                                          195,700        4,420,863
  Wal-Mart Stores Inc                                  164,800        7,943,360
                                                                  --------------
                                                                     25,091,128
                                                                  --------------

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Value Fund continued

--------------------------------------------------------------------------------
           COMMON STOCK                               SHARES          VALUE
--------------------------------------------------------------------------------

Food, Beverage & Tobacco--9.75%
  Altria Group Inc                                     186,140    $  12,035,812
  Campbell Soup Co                                      47,300        1,455,421
  Coca-Cola Co                                         118,700        4,955,725
  Diageo PLC ADR ~                                      21,000        1,245,300
  HJ Heinz Co                                           31,200        1,105,104
  Kraft Foods Inc ~                                    275,730        8,770,971
  PepsiCo Inc                                           58,400        3,149,512
                                                                  --------------
                                                                     32,717,845
                                                                  --------------
Household & Personal
Products--2.26%
  Clorox Co                                             22,600        1,259,272
  Gillette Co                                           53,900        2,728,957
  Kimberly-Clark Corp                                   30,300        1,896,477
  Procter & Gamble Co                                   32,300        1,703,825
                                                                  --------------
                                                                      7,588,531
                                                                  --------------

  Total Consumer Staples                                             65,397,504
                                                                  --------------

Energy--6.83%

Energy--6.83%
  Baker Hughes Inc                                      48,200        2,465,912
  El Paso Corp ~                                       624,850        7,198,272
  Exxon Mobil Corp                                     167,600        9,631,972
  Schlumberger Ltd                                      47,800        3,629,932
                                                                  --------------

  Total Energy                                                       22,926,088
                                                                  --------------

Financials--21.48%

Banks--7.88%
  Bank of America Corp                                  45,080        2,056,099
  Fannie Mae                                           125,940        7,354,896
  Freddie Mac                                          233,680       15,242,946
  Marshall & Ilsley Corp ~                              18,700          831,215
  Wachovia Corp                                         19,500          967,200
                                                                  --------------
                                                                     26,452,356
                                                                  --------------
Diversified Financials--8.99%
  American Express Co                                  249,940       13,304,306
  Bank of New York Co Inc                               72,000        2,072,160
  Citigroup Inc                                         56,500        2,611,995
  Goldman Sachs Group Inc                               12,200        1,244,644
  JP Morgan Chase & Co                                  94,704        3,344,945
  Mellon Financial Corp                                 19,000          545,110
  Merrill Lynch & Co Inc                               128,280        7,056,683
                                                                  --------------
                                                                     30,179,843
                                                                  --------------
Insurance--4.61%
  AFLAC Inc                                             15,800          683,824
  American International Group Inc                      35,900        2,085,790
  Chubb Corp                                             4,600          393,806
  Hartford Financial Services
    Group Inc                                           28,800        2,153,664
  Marsh & McLennan Co Inc                              310,000        8,587,000
  Old Republic International Corp                       61,005        1,542,816
                                                                  --------------
                                                                     15,446,900
                                                                  --------------

  Total Financials                                                   72,079,099
                                                                  --------------

Health Care--17.58%

Health Care Equipment &
Services--5.73%
  Baxter International Inc                              87,600        3,249,960
  Cardinal Health Inc                                   45,100        2,596,858
  CIGNA Corp                                            11,200        1,198,736
  Guidant Corp                                           4,100          275,930
  HCA Inc                                               87,100        4,935,957
  Tenet Healthcare Corp *~                             570,800        6,986,592
                                                                  --------------
                                                                     19,244,033
                                                                  --------------
Pharmaceuticals &
Biotechnology--11.85%
  Bristol-Myers Squibb Co                               53,700        1,341,426
  GlaxoSmithKline PLC ADR                               54,300        2,634,093
  Johnson & Johnson                                     39,000        2,535,000
  MedImmune Inc *                                       47,500        1,269,200
  Merck & Co Inc                                        56,900        1,752,520
  Novartis AG ADR                                       80,298        3,809,337
  Pfizer Inc                                           564,040       15,556,223
  Schering-Plough Corp                                  96,700        1,843,102
  Wyeth                                                202,700        9,020,150
                                                                  --------------
                                                                     39,761,051
                                                                  --------------

  Total Health Care                                                  59,005,084
                                                                  --------------

Industrials--11.27%

Capital Goods--8.55%
  Deere & Company                                       57,500        3,765,675
  Eaton Corp                                            19,800        1,186,020
  Emerson Electric Co                                   32,100        2,010,423
  Fluor Corp                                            11,000          633,490
  General Dynamics Corp                                 15,400        1,686,916
  General Electric Co                                  155,000        5,370,750
  Honeywell International Inc                           42,400        1,553,112
  Illinois Tool Works Inc                                1,700          135,456
  Pall Corp                                             28,600          868,296
  Parker Hannifin Corp                                  44,400        2,753,244
  Raytheon Co                                           25,700        1,005,384
  Tyco International Ltd                               264,600        7,726,320
                                                                  --------------
                                                                     28,695,086
                                                                  --------------
Commercial Services &
Supplies--1.37%
  Pitney Bowes Inc                                      58,100        2,530,255
  Waste Management Inc                                  73,400        2,080,156
                                                                  --------------
                                                                      4,610,411
                                                                  --------------

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2005

Preferred Value Fund continued

--------------------------------------------------------------------------------
                 COMMON STOCK                           SHARES         VALUE
--------------------------------------------------------------------------------

Transportation--1.35%
  Canadian National Railway Co                          17,000    $     980,050
  Union Pacific Corp                                    30,165        1,954,692
  United Parcel Service Inc                             22,900        1,583,764
                                                                  -------------
                                                                      4,518,506
                                                                  -------------

  Total Industrials                                                  37,824,003
                                                                  -------------

Information Technology--6.15%

Software & Services--3.71%
  Automatic Data Processing Inc                         45,600        1,913,832
  Electronic Data Systems Corp                         420,920        8,102,710
  Microsoft Corp                                        98,000        2,434,320
                                                                  -------------
                                                                     12,450,862
                                                                  -------------

Technology Hardware & Equipment--2.44%
  EMC Corp *                                           116,100        1,591,731
  Hewlett Packard Co                                    78,000        1,833,780
  Motorola Inc                                         172,500        3,149,850
  Xerox Corp*                                          116,100        1,601,019
                                                                  -------------
                                                                      8,176,380
                                                                  -------------

  Total Information Technology                                       20,627,242
                                                                  -------------

Materials--5.48%

Materials--5.48%
  Alcoa Inc                                             45,600        1,191,528
  Barrick Gold Corp                                     73,000        1,827,190
  E I du Pont de Nemours and Co                         74,800        3,217,148
  International Paper Co                               111,700        3,374,457
  Monsanto Co                                           31,400        1,974,118
  Newmont Mining Corp                                   89,000        3,473,670
  Potash Corporation of Saskatchewan Inc                 8,900          850,662
  Praxair Inc                                           53,000        2,469,800
                                                                  -------------

  Total Materials                                                    18,378,573
                                                                  -------------

Telecommunication Services--2.47%

Telecommunication Services--2.47%
  Bellsouth Corp                                        47,900        1,272,703
  SBC Communications Inc                               106,400        2,527,000
  Sprint Corp                                           56,100        1,407,549
  Verizon Communications Inc                            89,500        3,092,225
                                                                  -------------

  Total Telecommunication Services                                    8,299,477
                                                                  -------------

Utilities--0.24%

Utilities--0.24%
  Ameren Corp                                            8,700          481,111
  Southern Co                                           10,500          364,036
                                                                  -------------

  Total Utilities                                                       845,147
                                                                  -------------

Total Common Stock
  (Cost $295,708,608)                                               321,308,023

--------------------------------------------------------------------------------
                   SHORT TERM
               INVESTMENTS--9.85%                     SHARES          VALUE
--------------------------------------------------------------------------------
Short Term Investment
Fund--4.01%
  State Street Global Advisors
  Money Market Fund ^^^
  2.96% yield as of June 30, 2005                   13,473,513       13,473,513

Short Term Investment
Trust--5.84%
  State Street Securities Lending
  Quality Trust ^^^
  3.22% yield as of June 30, 2005                   19,574,021       19,574,021
                                                                  -------------

Total Short Term Investments
  (Cost $33,047,534)                                                 33,047,534
                                                                  -------------

Total Investments--105.58%
  (Cost $328,756,142)                                               354,355,557
                                                                  -------------

Other Assets & Liabilities-- -5.58%                                 (18,716,372)
                                                                  -------------
Total Net Assets--100%                                            $ 335,639,185
                                                                  =============
--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Asset Allocation Fund

--------------------------------------------------------------------------------
             COMMON STOCK--43.41%                     SHARES          VALUE
--------------------------------------------------------------------------------

Consumer Discretionary--4.96%

Automobiles & Components--0.35%
  Cooper Tire & Rubber Co                                  300    $       5,571
  Dana Corp                                                950           14,260
  Delphi Corp                                            2,100            9,765
  Ford Motor Corp                                       25,887          265,083
  General Motors Corp ~                                  3,210          109,140
  Goodyear Tire and Rubber Co *~                           700           10,430
  Harley-Davidson Inc                                    1,090           54,064
  Johnson Controls Inc                                   4,800          270,384
                                                                  -------------
                                                                        738,697
                                                                  -------------

Consumer Durables & Apparel--1.00%
  Black & Decker Corp                                    2,950          265,058
  Brunswick Corp                                         7,900          342,228
  Coach Inc *                                            2,200           73,854
  Eastman Kodak Co                                       6,500          174,525
  Fortune Brands Inc                                       600           53,280
  Jones Apparel Group Inc                                4,900          152,096
  KB HOME                                                4,980          379,625
  Leggett & Platt Inc                                    1,500           39,870
  Liz Claiborne Inc                                      5,000          198,800
  Mattel Inc                                             2,000           36,600
  Newell Rubbermaid Inc                                  1,100           26,224
  NIKE Inc                                               1,630          141,158
  Pulte Homes Inc                                          600           50,550
  Reebok International Ltd                                 219            9,161
  Snap-on Inc                                              200            6,860
  The Stanley Works                                      3,200          145,728
                                                                  -------------
                                                                      2,095,617
                                                                  -------------

Consumer Services--0.49%
  Carnival Corp                                          1,290           70,370
  Harrahs Entertainment Inc                                400           28,828
  Hilton Hotels Corp                                     1,500           35,775
  International Game Technology                          1,000           28,150
  Marriott International Inc                               730           49,801
  McDonald's Corp                                       16,570          459,818
  Starbucks Corp *                                         400           20,664
  Starwood Hotels & Resorts Worldwide Inc REIT           5,200          304,564
  Wendy's International Inc                                400           19,060
  Yum! Brands Inc                                          266           13,853
                                                                  -------------
                                                                      1,030,883
                                                                  -------------

Media--1.27%
  Clear Channel Communications Inc                       2,230           68,974
  Comcast Corp *                                        14,309          439,286
  Dow Jones & Co Inc ~                                     300           10,635
  Gannett Co Inc                                           380           27,029
  Interpublic Group of Companies Inc *                   1,480           18,026
  McGraw-Hill Companies Inc                              5,940          262,845
  Meredith Corp                                          1,400           68,684
  News Corp                                              7,200          116,496
  The Walt Disney Co                                    16,910          425,794
  Time Warner Inc                                       43,870          733,068
  Tribune Co                                             1,400           49,252
  Univision Communications Inc *                         2,900           79,895
  Viacom Inc                                            11,146          356,895
                                                                  -------------
                                                                      2,656,879
                                                                  -------------

Retailing--1.85%
  AutoZone Inc *                                           350           32,361
  Bed Bath & Beyond Inc *                                1,000           41,780
  Best Buy Company Inc                                   4,280          293,394
  eBay Inc *                                             3,400          112,234
  Federated Department Stores Inc                        7,400          542,272
  Gap Inc                                                5,737          113,306
  Genuine Parts Co                                         600           24,654
  Home Depot Inc                                        21,094          820,557
  JC Penney Inc                                          5,400          283,932
  Kohls Corp *                                           1,150           64,297
  Limited Brands Inc                                       390            8,354
  Lowe's Companies Inc                                   7,030          409,287
  Nordstrom Inc                                          5,500          373,835
  Office Depot Inc *                                     7,300          166,732
  OfficeMax Inc ~                                          300            8,931
  RadioShack Corp                                        4,900          113,533
  Sears Holdings Corp *                                    314           47,021
  Sherwin-Williams Co                                      550           25,900
  Staples Inc                                            4,950          105,534
  Target Corp                                            3,450          187,715
  TJX Companies Inc                                      1,750           42,613
  Toys "R" Us Inc *                                        800           21,184
                                                                  -------------
                                                                      3,839,426
                                                                  -------------

  Total Consumer Discretionary                                       10,361,502
                                                                  -------------

Consumer Staples--4.40%

Food & Staples Retailing--1.22%
  Costco Wholesale Corp                                  7,350          329,427
  CVS Corp                                               6,300          183,141
  Pepsi Bottling Group Inc                               5,400          154,494
  SUPERVALU Inc *                                        6,600          215,226
  Sysco Corp                                             1,310           47,409
  Walgreen Co                                            3,640          167,404
  Wal-Mart Stores Inc                                   30,090        1,450,338
                                                                  -------------
                                                                      2,547,439
                                                                  -------------

  Food, Beverage & Tobacco--1.97%
  Altria Group Inc                                      17,870        1,155,474
  Anheuser-Busch Companies Inc                           5,760          263,520
  Archer-Daniels-Midland Co                              3,605           77,075
  Brown-Forman Corp                                        678           40,992
  Campbell Soup Co                                       1,300           40,001
  Coca-Cola Co                                          18,960          791,580
  Coca-Cola Enterprises Inc                              8,500          187,085
  General Mills Inc                                      3,800          177,802
  Hershey Foods Corp                                     3,480          216,108
  H J Heinz Co                                           1,600           56,672
  Kellogg Co                                             1,450           64,438
  McCormick & Company Inc                                1,200           39,216
  PepsiCo Inc                                           10,603          571,820

--------------------------------------------------------------------------------

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Preferred Asset Allocation Fund continued

--------------------------------------------------------------------------------
                COMMON STOCK                          SHARES          VALUE
--------------------------------------------------------------------------------

Food, Beverage & Tobacco (continued)
  Reynolds American Inc ~                                2,300    $     181,240
  Sara Lee Corp                                          2,800           55,468
  Smithfield Foods Inc *                                 5,200          141,804
  UST Inc                                                  580           26,483
  Wm Wrigley Jr Co                                         400           27,536
                                                                  -------------
                                                                      4,114,314
                                                                  -------------

Household & Personal
Products--1.21%
  Alberto-Culver Co                                      5,200          225,316
  Avon Products Inc                                      3,300          124,905
  Clorox Co                                              3,350          186,662
  Colgate-Palmolive Co                                   2,100          104,811
  Gillette Co                                            7,610          385,294
  Kimberly-Clark Corp                                    4,946          309,570
  Procter & Gamble Co                                   22,620        1,193,205
                                                                  -------------
                                                                      2,529,763
                                                                  -------------

  Total Consumer Staples                                              9,191,516
                                                                  -------------

Energy--3.83%

Energy--3.83%
  Amerada Hess Corp                                        740           78,817
  Anadarko Petroleum Corp                                3,018          247,929
  Apache Corp                                            4,154          268,348
  Ashland Inc                                              300           21,561
  Baker Hughes Inc                                       5,140          262,962
  BJ Services Co                                           800           41,984
  Burlington Resources Inc                               1,300           71,812
  ChevronTexaco Corp                                    12,950          724,164
  ConocoPhillips                                        15,544          893,625
  Devon Energy Corp                                      9,500          481,460
  El Paso Corp                                           1,898           21,865
  EOG Resources Inc                                      1,200           68,160
  Exxon Mobil Corp                                      51,828        2,978,555
  Halliburton Co                                         1,850           88,467
  Kerr-McGee Corp                                          465           35,484
  Marathon Oil Corp                                      9,370          500,077
  Nabors Industries Ltd *                                1,500           90,930
  National-Oilwell Varco Inc *                             600           28,524
  Occidental Petroleum Inc                               6,650          511,585
  Rowan Companies Inc *                                  2,300           68,333
  Schlumberger Ltd                                       3,480          264,271
  Transocean Inc *                                       2,341          126,344
  Unocal Corp                                              900           58,545
  Valero Energy Corp                                       200           15,822
  Williams Companies Inc                                 1,950           37,050
  XTO Energy Inc                                           300           10,197
                                                                  -------------

  Total Energy                                                        7,996,871
                                                                  -------------

Financials--8.79%

Banks--3.37%
  AmSouth Bancorporation ~                               1,200           31,200
  Bank of America Corp                                  43,022        1,962,233
  BB&T Corp                                              1,910           76,343
  CIT Group Inc                                          7,900          339,463
  Comerica Inc                                           3,150          182,070
  Compass Bancshares Inc                                 4,000          180,000
  Coutrywide Financial Corp                              1,598           61,699
  Fannie Mae                                             7,820          456,688
  Freddie Mac                                            6,450          420,734
  Fifth Third Bancorp ~                                  3,232          133,191
  First Horizon National Corp ~                            700           29,540
  Golden West Financial Corp                             3,000          193,140
  Huntington Bancshares Inc                              1,300           31,382
  KeyCorp                                                4,300          142,545
  Marshall & Ilsley Corp                                   850           37,783
  MGIC Investment Corp                                     300           19,566
  National City Corp                                     9,200          313,904
  North Fork Bancorporation Inc                          2,100           58,989
  Regions Financial Corp                                 1,717           58,172
  Sovereign Bancorp Inc                                  8,800          196,592
  SunTrust Banks Inc                                     5,690          411,046
  U S Bancorp                                           15,383          449,184
  Wachovia Corp                                         10,823          536,821
  Washington Mutual Inc                                  1,620           65,918
  Wells Fargo & Co                                      10,480          645,358
                                                                  -------------
                                                                      7,033,561
                                                                  -------------

Diversified Financials--3.25%
  American Express Co                                   12,830          682,941
  Bank of New York Co Inc                                2,280           65,618
  Bear Stearns Companies Inc                               800           83,152
  Capital One Financial Corp                             3,400          272,034
  Charles Schwab Corp                                    7,515           84,769
  Citigroup Inc                                         43,280        2,000,834
  E*TRADE Financial Corp *                               9,100          127,309
  Franklin Resources Inc                                   800           61,584
  Goldman Sachs Group Inc                                2,200          224,444
  JP Morgan Chase & Co                                  27,493          971,053
  Lehman Brothers Holdings Inc                           3,880          385,206
  MBNA Corp                                             12,138          317,530
  Merrill Lynch & Co Inc                                 9,550          525,346
  Moody's Corp                                             200            8,992
  Morgan Stanley                                        11,396          597,948
  Northern Trust Corp                                    4,300          196,037
  SLM Corp                                               2,350          119,380
  State Street Corp ^^^                                  1,190           57,418
  T Rowe Price Group Inc                                   100            6,260
                                                                  -------------
                                                                      6,787,855
                                                                  -------------

Insurance--1.97%
  ACE Ltd                                                1,000           44,850
  AFLAC Inc                                              6,140          265,739
  Allstate Corp                                          8,188          489,233
  Ambac Financial Group Inc                                400           27,904
  American International Group Inc                      20,747        1,205,401
  AON Corp                                               1,100           27,544
  Chubb Corp                                             2,600          222,586
  Cincinnati Financial Corp                                613           24,250
  Hartford Financial Services Group Inc                  6,460          483,079

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

54

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Preferred Asset Allocation Fund continued

--------------------------------------------------------------------------------
               COMMON STOCK                             SHARES        VALUE
--------------------------------------------------------------------------------

Insurance (continued)
  Jefferson Pilot Corp                                     500    $       25,210
  Lincoln National Corp                                    600            28,152
  Loews Corp                                               640            49,600
  Marsh & McLennan Companies Inc                         1,810            50,137
  MBIA Inc                                                 500            29,655
  MetLife Inc                                           10,270           461,534
  Progressive Corp                                         750            74,108
  Prudential Financial Inc                               6,330           415,628
  Safeco Corp                                              500            27,170
  St Paul Travelers Companies Inc ^^^                    2,363            93,409
  Torchmark Corp                                           400            20,880
  UnumProvident Corp                                     1,000            18,320
  XL Capital Ltd                                           500            37,210
                                                                  --------------
                                                                       4,121,599
                                                                  --------------
Real Estate--0.20%
  Apartment Investment &
  Management Co REIT                                       350            14,322
  Archstone-Smith Trust REIT                               700            27,034
  Equity Office Properties Trust REIT                    1,350            44,685
  Equity Residential REIT                                1,000            36,820
  Plum Creek Timber Co Inc REIT                            700            25,410
  ProLogis REIT                                            600            24,144
  Simon Property Group Inc REIT                          3,500           253,715
                                                                  --------------
                                                                         426,130
                                                                  --------------

  Total Financials                                                    18,369,145
                                                                  --------------
Health Care--5.88%

Health Care Equipment &
Services--2.63%
  Aetna Inc                                              1,100            91,102
  AmerisourceBergen Corp                                   550            38,033
  Bausch & Lomb Inc                                      5,050           419,150
  Baxter International Inc                                 490            18,179
  Becton Dickinson & Co                                  5,850           306,950
  Biomet Inc                                               960            33,254
  Boston Scientific Corp *                               3,160            85,320
  Cardinal Health Inc                                    1,630            93,855
  Caremark RX Inc *                                      7,500           333,900
  CIGNA Corp                                             2,600           278,278
  Coventry Health Care Inc *                             3,300           233,475
  CR Bard Inc                                            4,000           266,040
  Express Scripts Inc *                                  1,600            79,968
  Guidant Corp                                           1,780           119,794
  HCA Inc                                                2,188           123,994
  Health Management Associates Inc                       1,450            37,961
  Hospira Inc *                                            556            21,684
  Humana Inc *                                           8,500           337,790
  Manor Care Inc New                                       638            25,348
  Medco Health Solutions Inc *                           3,473           185,319
  Medtronic Inc                                          6,250           323,688
  Millipore Corp *                                         800            45,384
  Quest Diagnostics Inc                                  3,400           181,118
  St Jude Medical Inc *                                    600            26,166
  Stryker Corp                                           1,240            58,974

Health Care Equipment &
Services (continued)
  Tenet Healthcare Corp *                                1,700            20,808
  Thermo Electron Corp *                                 1,250            33,588
  United Healthcare Corp                                15,400           802,956
  Wellpoint Inc *                                       10,700           745,148
  Zimmer Holdings Inc *                                  1,670           127,204
                                                                  --------------
                                                                       5,494,428
                                                                  --------------
Pharmaceuticals &
Biotechnology--3.25%
  Abbott Laboratories                                    8,860           434,229
  Allergan Inc                                           1,020            86,945
  Amgen Inc *                                            8,234           497,828
  Biogen Idec Inc *                                      1,150            39,618
  Bristol-Myers Squibb Co                                9,610           240,058
  Chiron Corp *~                                           650            22,679
  Eli Lilly and Co                                       4,018           223,843
  Forest Laboratories Inc *                              2,840           110,334
  Genzyme Corp *                                         3,000           180,270
  Gilead Sciences Inc *                                  1,600            70,384
  Johnson & Johnson                                     30,076         1,954,940
  King Pharmaceuticals Inc *                             1,150            11,983
  MedImmune Inc *                                          960            25,651
  Merck & Co Inc                                        17,630           543,004
  Pfizer Inc                                            67,608         1,864,629
  Schering-Plough Corp                                   4,060            77,384
  Wyeth                                                  9,270           412,515
                                                                  --------------
                                                                       6,796,294
                                                                  --------------

  Total Health Care                                                   12,290,722
                                                                  --------------
Industrials--4.91%

Capital Goods--4.11%
  3M Co                                                  5,620           406,326
  American Power Conversion Corp                           700            16,513
  Boeing Co                                              5,872           387,552
  Caterpillar Inc ^                                      2,760           263,056
  Cummins Inc                                            2,200           164,142
  Danaher Corp                                             840            43,966
  Deere & Company                                        1,100            72,039
  Dover Corp                                             1,000            36,380
  Eaton Corp                                             5,600           335,440
  Emerson Electric Co                                    1,460            91,440
  General Dynamics Corp                                  2,220           243,179
  General Electric Co                                   79,180         2,743,587
  Goodrich Corp                                          8,500           348,160
  Honeywell International Inc                            1,466            53,700
  Illinois Tool Works Inc                                1,140            90,835
  Ingersoll-Rand Co                                        720            51,372
  ITT Industries Inc                                       500            48,815
  Lockheed Martin Corp                                   4,734           307,095
  Masco Corp                                             7,940           252,174
  Navistar International Corp *                          2,100            67,200
  Northrop Grumman Corp                                  2,392           132,158
  Paccar Inc                                             4,435           301,580
  Parker Hannifin Corp                                   1,400            86,814
  Raytheon Co                                           11,270           440,882

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

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The Preferred Group of Mutual Funds   Schedule of Investments  June 30, 2005

Preferred Asset Allocation Fund continued

--------------------------------------------------------------------------------
               COMMON STOCK                             SHARES        VALUE
--------------------------------------------------------------------------------

Capital Goods (continued)
  Rockwell Automation Inc                                1,590        $   77,449
  Rockwell Collins Inc                                     950            45,296
  Textron Inc                                            2,200           166,870
  Tyco International Ltd                                25,899           756,251
  United Technologies Corp                              10,920           560,742
                                                                  --------------
                                                                       8,591,013
                                                                  --------------
  Commercial Services &
  Supplies--0.32%
  Allied Waste Industries Inc *~                         1,300            10,309
  Apollo Group Inc *                                       750            58,665
  Avery Dennison Corp                                      400            21,184
  Cendant Corp                                          16,228           363,020
  Cintas Corp                                              600            23,160
  Equifax Inc                                              400            14,284
  H & R Block Inc.                                         550            32,093
  Monster Worldwide Inc *                                  500            14,340
  Pitney Bowes Inc                                         770            33,534
  Robert Half International Inc                            600            14,982
  RR Donnelley & Sons Co                                   850            29,334
  Waste Management Inc                                   1,989            56,368
                                                                  --------------
                                                                         671,273
                                                                  --------------
Transportation--0.48%
  Burlington Northern Santa Fe Corp                      1,350            63,558
  CSX Corp                                                 760            32,422
  Delta Airlines Inc *~                                    450             1,692
  FedEx Corp                                             3,902           316,101
  Norfolk Southern Corp                                  1,400            43,344
  Ryder Systems Inc                                      4,800           175,680
  Southwest Airlines Co                                  2,900            40,397
  Union Pacific Corp                                       910            58,968
  United Parcel Service Inc                              4,000           276,640
                                                                  --------------
                                                                       1,008,802
                                                                  --------------

  Total Industrials                                                   10,271,088
                                                                  --------------
Information Technology--6.65%

Semiconductor & Semiconductor
Equipment--1.27%
  Altera Corp *                                          1,760            34,883
  Applied Materials Inc                                  7,190           116,334
  Broadcom Corp *                                        1,330            47,228
  Freescale Semiconductor Inc *                          8,130           172,193
  Intel Corp                                            60,010         1,563,861
  KLA-Tencor Corp                                          300            13,110
  Linear Technology Corp                                 1,500            55,035
  Maxim Integrated Products Inc                          1,360            51,966
  National Semiconductor Corp                            1,400            30,842
  PMC Sierra Inc *                                       2,100            19,593
  Texas Instruments Inc                                 19,860           557,470
                                                                  --------------
                                                                       2,662,515
                                                                  --------------
Software & Services--2.34%
  Adobe Systems Inc                                      1,800            51,516
  Affiliated Computer Services Inc *                     3,900           199,290
  Automatic Data Processing Inc                            750            31,478
  BMC Software Inc *                                     7,800           140,010
  Citrix Systems Inc *                                   1,050            22,743
  Computer Associates
    International Inc                                    1,683            46,249
  Computer Sciences Corp *                               7,650           334,305
  Convergys Corp *                                       1,020            14,504
  Electronic Data Systems Corp                             720            13,860
  First Data Corp                                        3,208           128,769
  Fiserv Inc *                                           7,450           319,978
  Intuit Inc *                                           2,600           117,286
  Microsoft Corp                                        89,420         2,221,193
  Oracle Corp *                                         41,428           546,850
  Paychex Inc                                              895            29,123
  Sabre Holdings Corp                                    3,300            65,835
  Sungard Data Systems Inc *                             1,000            35,170
  Symantec Corp *                                       15,000           326,100
  VERITAS Software Corp *                                2,290            55,876
  Yahoo! Inc *                                           5,200           180,180
                                                                  --------------
                                                                       4,880,315
                                                                  --------------
Technology Hardware &
Equipment--3.04%
  ADC Telecommunications Inc *~                            442             9,622
  Agilent Technologies Inc *                             2,179            50,161
  Apple Computer Inc *                                   4,500           165,645
  Arrow Electronics Inc *                                6,900           187,404
  Avaya Inc *                                            1,500            12,480
  Ciena Corp *                                           1,600             3,344
  Cisco Systems Inc *                                   53,460         1,021,621
  Comverse Technology Inc *                              2,300            54,395
  Corning Inc *                                          8,650           143,763
  Dell Inc *                                            21,690           856,972
  EMC Corp *                                            25,780           353,444
  Gateway Inc *~                                         1,400             4,620
  Hewlett-Packard Co                                    26,314           618,642
  International Business
    Machines Corp                                       17,170         1,274,014
  Jabil Circuit Inc *                                    7,700           236,621
  JDS Uniphase Corp *~                                   5,400             8,208
  Molex Inc                                                700            18,228
  Motorola Inc                                          22,021           402,103
  NCR Corp *                                            10,400           365,248
  Network Appliance Inc *                                1,600            45,232
  Qualcomm Inc                                           4,940           163,069
  Sanmina-SCI Corp *                                     1,800             9,846
  Scientific-Atlanta Inc                                 2,200            73,194
  Solectron Corp *                                         900             3,411
  Sun Microsystems Inc *                                 6,300            23,499
  Tech Data Corp *                                       2,900           106,169
  Tektronix Inc                                            750            17,453
  Xerox Corp *                                           9,000           124,110
                                                                  --------------
                                                                       6,352,518
                                                                  --------------

  Total Information Technology                                        13,895,348
                                                                  --------------

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Asset Allocation Fund continued

--------------------------------------------------------------------------------
               COMMON STOCK                             SHARES        VALUE
--------------------------------------------------------------------------------

Materials--1.21%

Materials--1.21%
  Air Products and Chemicals Inc                           200    $       12,060
  Alcoa Inc                                              3,024            79,017
  Allegheny Technologies Inc                               300             6,618
  Ball Corp                                                400            14,384
  Bemis Co Inc                                             400            10,616
  Dow Chemical Co                                       10,318           459,461
  Eastman Chemical Co                                    4,425           244,039
  E I du Pont de Nemours & Co                            4,038           173,674
  Engelhard Corp                                           450            12,848
  FMC Corp *                                             4,900           275,086
  Freeport McMoRan Copper &
    Gold Inc                                               700            26,208
  Georgia-Pacific Corp                                   9,458           300,764
  Hercules Inc *                                           350             4,953
  International Flavors &
    Fragrances Inc                                         300            10,866
  International Paper Co                                 1,502            45,375
  MeadWestvaco Corp                                        700            19,628
  Newmont Mining Corp                                    1,550            60,497
  Nucor Corp                                               600            27,372
  Phelps Dodge Corp                                        300            27,750
  PPG Industries Inc                                     4,500           282,420
  Rohm and Haas Co                                       6,451           298,939
  Sigma-Aldrich Corp                                       500            28,020
  Temple Inland Inc                                        400            14,860
  United States Steel Corp                                 360            12,373
  Vulcan Materials Co                                      400            25,996
  Weyerhaeuser Co                                          900            57,285
                                                                  --------------

  Total Materials                                                      2,531,109
                                                                  --------------
Telecommunication
Services--1.30%

Telecommunication Services--1.30%
  Alltel Corp                                              980            61,034
  AT&T Corp                                             10,525           200,396
  BellSouth Corp                                        14,410           382,874
  CenturyTel Inc                                           550            19,047
  Citizens Communications Co                               900            12,096
  Nextel Communications Inc *                            9,090           293,698
  Qwest Communications
    International Inc *~                                 5,900            21,889
  SBC Communications Inc                                24,402           579,548
  Sprint Corp                                            9,980           250,398
  Verizon Communications Inc                            25,758           889,939
                                                                  --------------

  Total Telecommunication Services                                     2,710,919
                                                                  --------------
Utilities--1.48%

Utilities--1.48%
  AES Corp *                                            17,250           282,555
  Ameren Corp                                              300            16,590
  American Electric Power
   Company Inc                                           1,750            64,523
  CenterPoint Energy Inc                                 1,100            14,531
  Cinergy Corp                                             400            17,928
  CMS Energy Corp *                                        400             6,024
  Constellation Energy Group Inc                         5,510           317,872
  Dominion Resources Inc                                 1,249            91,664
  DTE Energy Co                                            700            32,738
  Duke Energy Co                                         9,402           279,520
  Dynegy Inc *~                                          1,000             4,859
  Edison International                                   7,630           309,396
  Entergy Corp                                             890            67,239
  Exelon Corp                                            8,134           417,517
  FirstEnergy Corp                                       1,500            72,164
  PG&E Corp                                              7,010           263,154
  PPL Corp                                                 800            47,503
  Progress Energy Inc                                      952            43,067
  Public Service Enterprise Group Inc                    1,050            63,860

  Sempra Energy                                          1,100            45,440
  Southern Co                                            2,900           100,542
  TECO Energy Inc                                        1,350            25,528
  TXU Corp                                               5,897           489,981
  XCEL Energy Inc ~                                      1,950            38,063
                                                                  --------------

  Total Utilities                                                      3,112,258
                                                                  --------------

  Total Common Stock
    (Cost $87,414,219)                                                90,730,478
                                                                  --------------

--------------------------------------------------------------------------------
           FIXED INCOME--17.35%                          PAR          VALUE
--------------------------------------------------------------------------------

U.S. Treasury--17.35%
  United States Treasury Bonds
  5.25% November 15, 2028 #~                         2,680,000         3,060,957
  5.25% February 15, 2029 ~                            685,000           783,442
  5.50% August 15, 2028 ~                              360,000           423,942
  6.00% February 15, 2026 ~                            445,000           548,289
  6.125% November 15, 2027 ~                           615,000           776,678
  6.125% August 15, 2029 ~                           1,174,000         1,499,005
  6.25% August 15, 2023 #~                             920,000         1,146,514
  6.25% May 15, 2030                                 1,360,000         1,771,453
  6.375% August 15, 2027 ~                             215,000           278,752
  6.50% November 15, 2026 ~                            145,000           189,559
  6.625% February 15, 2027 #                           280,000           371,624
  6.75% August 15, 2026 ~                              345,000           462,152
  6.875% August 15, 2025 ~                             600,000           807,656
  7.125% February 15, 2023 #~                          575,000           777,058
  7.25% May 15, 2016 #~                              1,417,000         1,814,480
  7.25% August 15, 2022 ~                            1,975,000         2,687,542
  7.50% November 15, 2016 ~                            640,000           838,825
  7.50% November 15, 2024 ~                            471,000           669,188
  7.625% November 15, 2022 ~                           185,000           260,756
  7.625% February 15, 2025 ~                           204,000           293,903

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2005

Preferred Asset Allocation Fund continued

-------------------------------------------------------------------------------
                   FIXED INCOME                        PAR            VALUE
-------------------------------------------------------------------------------

U.S. Treasury (continued)
  United States Treasury Bonds
    7.875% February 15, 2021 ~                       1,765,000    $   2,498,372
    8.00% November 15, 2021 #~                       1,285,000        1,851,554
    8.125% August 15, 2019 #~                        1,126,000        1,595,577
    8.125% May 15, 2021 ~                              595,000          861,472
    8.125% August 15, 2021 ~                           705,000        1,023,462
    8.50% February 15, 2020 ~                        1,215,000        1,782,064
    8.75% May 15, 2017 ~                               335,000          481,000
    8.75% May 15, 2020 ~                               485,000          727,310
    8.75% August 15, 2020 ~                            645,000          970,524
    8.875% August 15, 2017 ~                           245,000          356,083
    8.875% February 15, 2019 #~                        335,000          498,012
    9.00% November 15, 2018 ~                          810,000        1,210,127
    9.125% May 15, 2018 ~                              155,000          231,876
    9.25% February 15, 2016 ~                          400,000          579,531
    9.875% November 15, 2015 ~                         922,000        1,378,029
    10.625% August 15, 2015 ~                          490,000          759,136
                                                                  -------------
Total Fixed Income
  (Cost $31,775,990)                                                 36,265,904
                                                                  -------------
Total Long Term Assets
  (Cost $119,190,209)                                               126,996,382
                                                                  -------------

-------------------------------------------------------------------------------
             PURCHASED OPTIONS--0.03%               CONTRACTS         VALUE
-------------------------------------------------------------------------------

Purchased Options--0.03%
  S & P Index Futures (Put)
    September 2005, Strike Price $12.25                      6           61,800
                                                                  -------------

Total Purchased Options
  (Cost $60,477)                                                         61,800
                                                                  -------------

-------------------------------------------------------------------------------
                     SHORT TERM
                INVESTMENTS--52.07%                 PAR/SHARES        VALUE
-------------------------------------------------------------------------------

Commercial Paper--28.61%
  American General Finance Corp
    3.39% September 27, 2005 @                     $ 2,500,000        2,479,357
  American Honda Financial Corp
    3.12% August 8, 2005 @                           3,500,000        3,488,473
  Barclays U S Fund
    3.26% September 7, 2005 @                        3,500,000        3,477,939
  Citigroup Funding Inc
    3.43% July 1, 2005 @                             4,600,000        4,600,000
  Danske Corp
    3.34% September 20, 2005 @                       3,500,000        3,473,516
  HBOS Treasury Services PLC
    3.05% July 19, 2005 @                            3,500,000        3,494,663
  ING U S Funding LLC
    3.27% September 7, 2005 @                        4,000,000        3,974,787
  International Lease Financing
    3.35% September 19, 2005 @                       4,000,000        3,969,858
  Nordea North America Inc
    3.25% September 6, 2005 @                        4,000,000        3,975,180
Commercial Paper (continued)
  Paccar Financial Corp Yrs 1 + 2
    3.30% September 14, 2005 @                       4,000,000        3,972,075
  Rabobank USA Financial Corp
    3.40% September 26, 2005 @                       3,000,000        2,975,524
  Societe Generale North America
    3.26% September 6, 2005 @                        4,000,000        3,975,181
  Svenska Handlesbanken Inc
    3.16% August 8, 2005 @                           4,000,000        3,986,657
  UBS Finance Delaware LLC
    3.08% July 13, 2005 @                            4,000,000        3,995,893
  Unicredit Delaware Inc
    3.06% July 11, 2005 @                            4,000,000        3,996,600
  Westpac Capital Corp Yrs 1+2
    3.28% September 26, 2005 @                       4,000,000        3,967,365
                                                                  -------------
                                                                     59,803,068
                                                                  -------------
Repurchase Agreements--7.66%
  State Street Repo, 1.40%, dated
  June 30, 2005, due July 1, 2005,
  repurchase price $16,001,622
  collateralized by 16,345,000
  U.S. Treasury Note, 3.625%,
  due June 30, 2007, valued at
  $16,342,446 ^^^                                   16,001,000       16,001,000

Short Term Investment
Fund--1.13%
  State Street Global Advisors
  Money Market Fund ^^^
  2.96% yield as of June 30, 2005                    2,371,185        2,371,185

Short Term Investment
Trust--13.29%
  State Street Securities Lending
  Quality Trust
  3.22% yield as of June 30, 2005 ^^^               27,779,618       27,779,618

U.S. Treasury--1.38%
  United States Treasury Bills
    0.00% September 8, 2005 #                          534,000          530,931
    0.00% September 15, 2005 #                       2,350,000        2,335,125
                                                                  -------------
                                                                      2,866,056
                                                                  -------------

Total Short Term Investments
  (Cost $108,825,445)                                               108,820,927
                                                                  -------------
Total Investments--112.86%
  (Cost $228,076,131)                                               235,879,109
                                                                  -------------

Other Assets & Liabilities---12.86%                                (26,877,366)
                                                                  -------------

Total Net Assets--100%                                            $ 209,001,743
                                                                  =============
-------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Fixed Income Fund

-------------------------------------------------------------------------------
               FIXED INCOME--88.29%                   PAR+            VALUE
-------------------------------------------------------------------------------

Asset Backed Securities--1.96%
  Aegis Asset Backed Securities Trust
    3.414% June 25, 2024 ##^^                      $ 3,636,513    $   3,636,766
  AQ Financial
    3.574% August 25, 2008 ##**^^                      184,142          184,196
  Conseco Financial Securitization Corp
    6.60% February 1, 2033 ^^                          746,061          775,561
    7.27% September 1, 2032 ^^                         800,000          755,174
  M & I Auto Loan Trust
    2.31% February 20, 2008 ^^                         668,084          662,678
  MSDWCC Heloc Trust
    3.504% July 25, 2017 ##^^                          520,611          520,641
  Pegasus Aviation Lease Securities
    8.37% March 25, 2030 **^^                          400,000          266,283
  PSNH Funding LLC
    6.48% May 1, 2015 ^^                             1,000,000        1,113,915
                                                                  -------------
                                                                      7,915,214
                                                                  -------------
Commercial Mortgage-Backed
Securities--3.78%
  Deutsche Mortgage and Asset
    Receiving Corp
    6.538% June 15, 2031 ^^                          1,903,574        1,995,486
  Diversified REIT Trust
    0.535% March 18, 2011 IO **^^                   31,196,391          486,664
  First Franklin Mortgage Loan Trust
    3.394% April 25, 2021 ##^^                       3,502,283        3,502,218
  GMAC Commercial Mortgage Securities Inc
    6.70% May 15, 2030 ^^                            1,662,588        1,754,663
  GS Mortgage Securities Corp
    4.68% July 10, 2039 ^^                             700,000          708,481
    6.62% October 18, 2030 ^^                          700,000          742,393
  Master Reperforming Loan Trust
    7.00% August 25, 2034 **^^                       1,819,371        1,920,674
  Merrill Lynch Mortgage Trust
    4.747% May 12, 2043 ^^                             600,000          606,539
  Peoples Choice Home Loan Securities Trust
    3.424% September 25, 2024 ##^^                   3,523,669        3,523,910
                                                                  -------------
                                                                     15,241,028
                                                                  -------------
Corporates--22.92%
  Abitibi-Consolidated Inc
    7.75% June 15, 2011 ~                               20,000           20,100
  AES Corp
    7.75% March 1, 2014 ~                               60,000           65,100
    8.75% June 15, 2008 ~                               39,000           42,023
    8.75% May 15, 2013 **                              449,000          501,758
    8.875% February 15, 2011 ~                          47,000           52,405
    9.375% September 15, 2010 ~                         92,000          104,190
    9.50% June 1, 2009                                  95,000          105,925
  Altria Group Inc
    7.00% November 4, 2013                             260,000          290,966
    7.75% January 15, 2027                             590,000          708,495
  Amerada Hess Corp
    7.30% August 15, 2031                            1,315,000        1,586,637
  American Achievement Corp
    8.25% April 1, 2012 ~                               30,000           30,150
  Amerigas Partners LP
    7.25% May 20, 2015 **                               80,000           83,200
  AmerisourceBergen Corp
    8.125% September 1, 2008                            72,000           78,120
  Anadarko Petroleum Corp
    6.75% May 1, 2011 ~                                335,000          372,221
  AOL Time Warner Inc
    7.70% May 1, 2032                                  860,000        1,087,920
  Apache Corp
    6.25% April 15, 2012 ~                             390,000          435,479
  AT&T Wireless Services Inc
    7.875% March 1, 2011                               225,000          261,487
    8.125% May 1, 2012                                  75,000           89,861
  Bank of America Corp
    7.40% January 15, 2011                             750,000          858,359
  Bank of America
    3.05% August 8, 2005 ##                          1,900,000        1,900,006
  Bank One Corp
    5.90% November 15, 2011                            825,000          889,773
  Banque Paribas NY
    6.875% March 1, 2009                               140,000          152,194
  Bear Stearns Co Inc
    3.68% June 19, 2006 MTN ##                         200,000          200,539
  Beazer Homes USA Inc
    8.625% May 15, 2011                                 10,000           10,600
  Boeing Capital Corp
    6.50% February 15, 2012 ~                          535,000          598,448
  Bristol-Myers Squibb Co
    5.75% October 1, 2011                              140,000          149,785
  British Telecommunication PLC
    8.375% December 15, 2010                           410,000          485,434
  Cascades Inc
    7.25% February 15, 2013                             15,000           14,663
  Case New Holland Inc
    9.25% August 1, 2011                                39,000           40,950
  Chesapeake Energy Corp
    6.25% January 15, 2018 **                          150,000          147,750
    7.50% September 15, 2013 ~                          30,000           32,475
  ChevronTexaco Corp
    3.50% September 17, 2007 ~                         625,000          618,944
  Cincinnati Bell Inc
    7.00% February 15, 2015 **                         174,000          170,085
    8.375% January 15, 2014 ~                           58,000           59,450
  Cingular Wireless LLC
    6.50% December 15, 2011                            220,000          243,030
  Citigroup Inc
    5.00% September 15, 2014                         1,040,000        1,063,864
  Clear Channel Communications Inc
    4.25% May 15, 2009                                 250,000          240,917
  Cleveland Electric Illumination
    5.65% December 15, 2013                            100,000          105,173
  Columbia/HCA Healthcare Corp
    7.25% May 20, 2008                                  40,000           42,302
-------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2005

Preferred Fixed Income Fund continued

-------------------------------------------------------------------------------
                   FIXED INCOME                       PAR+            VALUE
-------------------------------------------------------------------------------

Corporates (continued)
  Comcast Corp
    6.50% January 15, 2015                         $   480,000    $     535,027
    7.125% June 15, 2013                               185,000          212,014
  Conoco Inc
    6.95% April 15, 2029                               215,000          270,108
  ConocoPhillips
    5.90% October 15, 2032 ~                             5,000            5,617
  Corporacion Nacional Del Cobre
    4.75% October 15, 2014 **                          210,000          207,598
  Countrywide Home Loans Inc
    3.42% February 17, 2006 MTN ##                     570,000          570,079
  CSC Holdings Inc
    7.625% April 1, 2011                               145,000          143,188
    7.625% July 15, 2018                                20,000           19,300
  DaimlerChrysler Holdings
    6.50% November 15, 2013                            110,000          119,043
    7.30% January 15, 2012                             290,000          324,056
    7.75% January 18, 2011 ~                           235,000          265,268
  Davita Inc
    6.625% March 15, 2013 **                            10,000           10,325
    7.25% March 15, 2015 **~                            70,000           71,925
  Devon Energy Corp
    7.95% April 15, 2032                               495,000          651,105
  DirecTV Holdings LLC
    6.375% June 15, 2015 **                             70,000           69,650
  Dominion Resources Inc
    4.75% December 15, 2010                            160,000          160,971
    5.70% September 17, 2012 ~                         570,000          601,076
  Dow Chemical Co
    6.00% October 1, 2012                              325,000          356,149
  DR Horton Inc
    8.50% April 15, 2012                                55,000           59,951
  Duke Energy Co
    3.75% March 5, 2008                                440,000          434,517
    6.25% January 15, 2012                             165,000          180,058
  Eastman Kodak Co
    3.625% May 15, 2008 MTN                            520,000          500,241
    7.25% November 15, 2013                            125,000          131,419
  Echostar Corp
    6.35% October 1, 2008 ##                           147,000          150,308
  EIRCOM Funding
    8.25% August 15, 2013                              120,000          130,200
  El Paso Electric Co
    8.375% June 15, 2032                               685,000          796,655
  Entercom Communications Corp
    7.625% March 1, 2014                               130,000          135,525
  European Investment Bank
    4.00% March 3, 2010                              1,030,000        1,034,655
  Export Import Bank of Korea
    5.25% February 10, 2014 **                         225,000          232,949
  First Energy Corp
    5.50% November 15, 2006                            300,000          305,140
    6.45% November 15, 2011                            110,000          120,189
    7.375% November 15, 2031                         1,310,000        1,601,315
  Flextronics International Ltd
    6.25% November 15, 2014                             20,000           19,850
  Ford Motor Co
    4.95% January 15, 2008 ~                           760,000          724,980
    7.25% October 25, 2011                           1,170,000        1,125,854
    7.45% July 16, 2031 ~                              350,000          292,186
    7.875% June 15, 2010                             1,405,000        1,388,424
  Ford Motor Credit Co
    6.625% June 16, 2028                               100,000           98,765
    7.375% October 28, 2009                          2,090,000        2,042,321
  Forest City Enterprises Inc
    6.50% February 1, 2017 ~                            48,000           47,880
    7.625% June 1, 2015                                 20,000           21,400
  General Electric Capital Corp
    3.67% September 15, 2014 MTN ##                  1,370,000        1,377,708
    5.45% January 15, 2013 MTN                         690,000          731,935
  General Electric Co
    5.00% February 1, 2013                           1,760,000        1,817,218
  General Motors Acceptance Corp
    4.375% December 10, 2007 MTN                       160,000          149,907
    5.625% May 15, 2009 ~                              520,000          486,976
    6.125% September 15, 2006                           60,000           60,043
    6.125% February 1, 2007                            545,000          541,263
    6.125% August 28, 2007 ~                           650,000          643,317
    6.15% April 5, 2007 ~                              820,000          815,734
    6.311% November 30, 2007                           290,000          280,917
    6.875% September 15, 2011                          370,000          341,543
    7.75% January 19, 2010 ~                           570,000          557,200
  General Motors Corp
    7.20% January 15, 2011 ~                           435,000          402,375
    8.375% July 5, 2033                                250,000          248,775
    8.375% July 14, 2033 ~                             170,000          141,950
  Georgia-Pacific Corp
    8.125% May 15, 2011                                 20,000           22,550
    9.375% February 1, 2013                             67,000           75,794
    9.50% December 1, 2011 ~                            39,000           47,093
  Goldman Sachs Group Inc
    3.151% August 1, 2006 MTN ##                     2,500,000        2,499,553
    4.125% January 15, 2008 ~                          180,000          179,897
    4.50% June 15, 2010                                110,000          110,355
    4.75% July 15, 2013                                 80,000           79,933
    6.60% January 15, 2012                             350,000          388,995
  Grant Prideco Inc
    9.00% December 15, 2009                             61,000           66,795
  Harrah's Entertainment Inc
    7.875% December 15, 2005                           210,000          213,150
  HCA Inc
    5.75% March 15, 2014                               210,000          209,073
    6.25% February 15, 2013                            470,000          480,393
    6.30% October 1, 2012                              220,000          225,826
    6.375% January 15, 2015                          1,060,000        1,099,864
  Health Care REIT Inc
    8.00% September 12, 2012                            79,000           92,293
  Hilton Hotels Corp
    7.625% May 15, 2008                                127,000          137,205
  HMH Properties Inc
    7.875% August 1, 2008                                9,000            9,135
-------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Fixed Income Fund continued

--------------------------------------------------------------------------------
           FIXED INCOME                                PAR+           VALUE
--------------------------------------------------------------------------------

Corporates (continued)
  Host Marriott Corp
    9.50% January 15, 2007                         $    76,000    $      80,560
  Household Finance Corp
    6.375% October 15, 2011                            180,000          196,801
    6.375% November 27, 2012                           340,000          376,035
    7.00% May 15, 2012                                  20,000           22,688
  HSBC Finance Corp
    6.75% May 15, 2011                                 470,000          521,677
  Hydro Quebec
    7.50% April 1, 2016                                255,000          316,243
  IMC Global Inc
    10.875% August 1, 2013                              50,000           58,625
    11.25% June 1, 2011                                100,000          110,500
  Inn of the Mountain Gods
    Resort & Casino
    12.00% November 15, 2010                           100,000          115,000
  International Paper Co
    5.50% January 15, 2014                             260,000          265,492
  Iron Mountain Inc
    8.625% April 1, 2013                                85,000           87,975
  J C Penney Co Inc
    7.40% April 1, 2037                                 30,000           32,400
  John Deere Capital Corp
    7.00% March 15, 2012                               295,000          338,451
  JP Morgan Chase & Co
    4.50% November 15, 2010 ~                          240,000          241,749
    5.35% March 1, 2007                                375,000          382,496
    5.75% January 2, 2013                              450,000          482,135
  Kansas City Southern Co
    9.50% October 1, 2008                               25,000           27,250
  Kerr McGee Corp
    7.875% September 15, 2031                          480,000          546,580
  Kraft Foods Inc
    5.25% June 1, 2007                                 400,000          407,781
    5.625% November 1, 2011                            680,000          721,360
  Lamar Media Corp
    7.25% January 1, 2013 ~                             99,000          104,445
  La Quinta Properties Inc
    7.00% August 15, 2012                               20,000           20,675
  Lehman Brothers Holdings Inc
    4.00% January 22, 2008                             350,000          348,749
    6.625% January 18, 2012 ~                          235,000          262,468
  Liberty Media Corp
    4.91% September 17, 2006 ##                        773,000          777,762
    5.70% May 15, 2013                                 350,000          325,536
    7.875% July 15, 2009                                20,000           21,343
  Lockheed Martin Corp
    8.50% December 1, 2029                             175,000          252,731
  Lyondell Chemical Co
    9.625% May 1, 2007                                 114,000          121,695
  Macdermid Inc
    9.125% July 15, 2011                                30,000           32,400
  Mandalay Resort Group
    9.50% August 1, 2008                                10,000           11,138
  Manor Care Inc
    8.00% March 1, 2008                                 83,000           90,007
  Merrill Lynch & Co Inc
    3.375% September 14, 2007 MTN                      385,000          381,147
  MGM Grand Inc
    9.75% June 1, 2007                                 105,000          113,794
  MGM Mirage Inc
    6.625% July 15, 2015 **                             60,000           60,675
    6.75% September 1, 2012                            100,000          103,000
    8.50% September 15, 2010 ~                         101,000          112,110
  Midamerican Energy Co
    6.75% December 30, 2031                            165,000          202,402
  Mohegan Tribal Gaming Authority
    8.00% April 1, 2012                                 20,000           21,400
  Morgan Stanley Group Inc
    3.625% April 1, 2008                                10,000            9,845
    5.30% March 1, 2013                                 90,000           93,531
    5.80% April 1, 2007                                825,000          848,002
  News America Inc
    6.20% December 15, 2034                            370,000          388,312
  Nextel Communications Inc
    5.95% March 15, 2014                                44,000           45,705
    7.375% August 1, 2015                              150,000          162,000
  Niagara Mohawk Power Corp
    7.75% October 1, 2008                            1,150,000        1,263,525
  Norfolk Southern Corp
    6.75% February 15, 2011                            145,000          162,146
  Northrop Grumman Corp
    4.079% November 16, 2006                           275,000          274,206
  NRG Energy Inc
    8.00% December 15, 2013                             20,000           21,100
  OMI Corp
    7.625% December 1, 2013                             50,000           49,813
  Omnicare Inc
    8.125% March 15, 2011                               59,000           62,245
  Oncor Electric Delivery Co
    6.375% January 15, 2015                            100,000          110,845
  Orion Power Holdings Inc
    12.00% May 1, 2010                                  90,000          107,775
  Oxford Industries Inc
    8.875% June 1, 2011                                 60,000           64,200
  Pacific Energy Partners LP
    7.125% June 15, 2014                                60,000           62,475
  Pacific Gas and Electric Co
    3.82% April 3, 2006 ##                              38,000           38,000
    6.05% March 1, 2034                                700,000          771,462
  Park Place Entertainment Corp
    7.00% April 15, 2013 ~                               8,000            8,900
    8.125% May 15, 2011                                 61,000           70,150
  Peabody Energy Corp
    5.875% April 15, 2016 ~                             40,000           40,000
    6.875% March 15, 2013                              107,000          113,420
  Plains Exploration & Production Co
    7.125% June 15, 2014 ~                              90,000           96,300
  Premier Entertainment (Biloxi)
    10.75% February 1, 2012                             60,000           58,200
  Pride International Inc
    7.375% July 15, 2014 ~                             130,000          142,675
--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2005

Preferred Fixed Income Fund continued

--------------------------------------------------------------------------------
           FIXED INCOME                                PAR+           VALUE
--------------------------------------------------------------------------------

Corporates (continued)
  Qwest Corp
    5.625% November 15, 2008 ~                     $   550,000    $     540,375
    8.875% March 15, 2012                               50,000           54,375
  Raytheon Co
    6.55% March 15, 2010                               165,000          178,655
  Readers Digest Association Inc
    6.50% March 1, 2011                                 40,000           40,600
  Reliant Energy Inc
    6.75% December 15, 2014                             70,000           68,425
  River Rock Entertainment Authority
    9.75% November 1, 2011                              30,000           32,925
  R J Reynolds Tobacco Holdings Inc
    7.25% June 1, 2012                                 875,000          890,313
  Rogers Cable Inc
    6.75% March 15, 2015                                70,000           71,400
  Rogers Wireless Communications Inc
    6.375% March 1, 2014                                90,000           91,575
    7.50% March 15, 2015                                20,000           21,750
  Russell Corp
    9.25% May 1, 2010                                   10,000           10,550
  Seariver Maritime Financial
    Holdings
    0.00% September 1, 2012                            780,000          572,461
  Service Corp International
    7.00% June 15, 2017 **                             120,000          123,300
  Shaw Communications Inc
    7.20% December 15, 2011                             61,000           66,490
    7.25% April 6, 2011 ~                               50,000           54,375
    8.25% April 11, 2010                                 6,000            6,660
  Sithe Independence Funding Corp
    9.00% December 30, 2013                             30,000           32,271
  SLM Corp
    4.27% April 1, 2009 ##                           1,060,000        1,041,980
  Solo Cup Co
    8.50% February 15, 2014 ~                           30,000           28,050
  Sonat Inc
    7.625% July 15, 2011                               340,000          342,550
  Southern Natural Gas Co
    8.00% March 1, 2032                                830,000          943,953
    8.875% March 15, 2010                              130,000          142,601
  Sprint Capital Corp
    4.78% August 17, 2006                              520,000          523,795
    6.00% January 15, 2007                             750,000          768,560
    6.125% November 15, 2008                           340,000          358,190
    8.375% March 15, 2012 ~                             20,000           24,056
  Station Casinos Inc
    6.00% April 1, 2012                                 90,000           91,350
  Starwood Hotels & Resorts
    Worldwide Inc
    7.375% May 1, 2007 ~                               119,000          124,355
  Sun Media Corp
    7.625% February 15, 2013 ~                          50,000           52,938
  Suburban Propane Partners
    6.875% December 15, 2013 **                         90,000           85,500
    6.875% December 15, 2013 ~                          70,000           66,500
  TCI Communications Inc
    7.875% February 15, 2026                           455,000          568,269
  Teekay Shipping Corp
    8.875% July 15, 2011 ~                             159,000          181,459
  Tele Communications Inc
    9.80% February 1, 2012                              30,000           38,211
  Telecom Italia Cap
    4.95% September 30, 2014 **                        430,000          425,762
  Tenet Healthcare Corp
    6.375% December 1, 2011 ~                          271,000          258,128
    7.375% February 1, 2013 ~                          994,000          981,575
    9.25% February 1, 2015 **                          623,000          646,363
  Terex Corp
    10.375% April 1, 2011                               29,000           31,465
  Time Warner Entertainment Co
    8.375% July 15, 2033                                10,000           13,272
  Time Warner Inc
    6.875% May 1, 2012                                 520,000          586,779
  Toyota Motor Credit Corp
    2.80% January 18, 2006 MTN                         440,000          437,514
  Toys R Us Inc
    7.375% October 15, 2018 ~                          179,000          144,990
  TXU Corp
    6.375% June 15, 2006                                60,000           61,016
    6.55% November 15, 2034 **~                      1,035,000        1,016,496
  TXU Energy Co LLC
    3.92% January 17, 2006 ##                          150,000          149,957
    7.00% March 15, 2013                               130,000          144,980
  Tyco International Ltd
    6.00% November 15, 2013                            810,000          880,870
    6.375% February 15, 2006                           130,000          131,739
    6.375% October 15, 2011                          1,095,000        1,202,644
    6.875% January 15, 2029                          2,055,000        2,452,924
  UGS Corp
    10.00% June 1, 2012                                 40,000           44,400
  Union Pacific Corp
    6.50% April 15, 2012                               100,000          110,874
    6.65% January 15, 2011                             130,000          144,623
  United Mexican States MTN
    7.50% April 8, 2033                              2,100,000        2,409,750
    8.375% January 14, 2011 ~                          930,000        1,082,520
  US Bancorp
    3.125% March 15, 2008 MTN                          420,000          408,875
  US Bank National Association
    6.375% August 1, 2011                              265,000          292,373
  Valor Telecommunications
  Enterprise
    7.75% February 15, 2015 **                          30,000           29,475
  Ventas Realty Ltd
    6.75% June 1, 2010 **                               70,000           72,629
    7.125% June 1, 2015 **                              60,000           62,400
    8.75% May 1, 2009                                   80,000           88,400
    9.00% May 1, 2012                                   20,000           23,000
  Verizon Global Funding Corp
    4.375% June 1, 2013                                 65,000           64,275
    7.375% September 1, 2012                           205,000          239,541
  Verizon New York Inc
    6.875% April 1, 2012                               465,000          513,905
  Viacom Inc
    5.625% August 15, 2012 ~                           130,000          132,948
--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Fixed Income Fund continued

--------------------------------------------------------------------------------
           FIXED INCOME                                PAR+           VALUE
--------------------------------------------------------------------------------

Corporates (continued)
  Vintage Petroleum Inc
    7.875% May 15, 2011                            $    30,000    $      31,650
    8.25% May 1, 2012                                   80,000           86,800
  Visteon Corp
    8.25% August 1, 2010                               120,000          111,000
  Waste Management Inc.
    6.375% November 15, 2012                           380,000          414,912
    6.50% November 15, 2008                            430,000          456,766
    7.75% May 15, 2032 ~                               810,000        1,027,544
  Wells Fargo & Co
    3.48% June 12, 2006 ~##                          1,220,000        1,221,246
    4.20% January 15, 2010                             140,000          139,926
    6.375% August 1, 2011                              335,000          370,419
  Western Oil Sands Inc
    8.375% May 1, 2012                                 220,000          250,525
  Westlake Chemical Corp
    8.75% July 15, 2011                                 60,000           65,250
  Weyerhaeuser Co
    6.75% March 15, 2012                               460,000          506,110
  Williams Companies Inc
    6.46% May 1, 2009 **                               600,000          632,526
    6.75% April 15, 2009 **                          4,410,000        4,564,350
    7.50% January 15, 2031                             195,000          211,088
  XTO Energy Inc
    6.25% April 15, 2013                               280,000          303,030
    7.50% April 15, 2012                                30,000           34,504
                                                                  -------------
                                                                     92,355,856
                                                                  -------------
Foreign Government--8.92%
  Australia Government
    5.25% August 15, 2010                            2,470,000        1,893,299
  Brazil (Federative Republic)
    3.996% Sinkable, Floating Rate
      Bond, March 20, 2007 **##                      1,048,492        1,048,251
    4.313% Callable, Sinkable, Floating
      Rate Bond, April 15, 2012 ##                     625,888          602,041
    8.00% Callable, Sinkable, Fixed
      Rate Note, April 15, 2014                        812,729          832,479
    11.00% Callable, Fixed Rate Bond,
      August 17, 2040 ~                                810,000          974,430
    12.00% Fixed Rate Note,
      April 15, 2010                                   370,000          449,550
    14.50% Fixed Rate Note,
      October 15, 2009 ~                             1,270,000        1,651,000
  Bulgaria (National Republic)
    8.25% Fixed Rate Bond,
      January 15, 2015 **                              510,000          640,688
    8.25% Fixed Rate Bond,
      January 15, 2015                                 370,000          465,867
  Canada (National Republic)
    3.50% Fixed Rate Note,
      September 17, 2007 ~                             875,000          866,954
  Canadian Government
    4.00% December 1, 2031                             886,791        1,041,113
  Colombia
    10.50% Fixed Rate Note,
      July 9, 2010 ~                                   220,000          261,800
  Colombia (continued)
    11.75% Fixed Rate Bond,
      February 25, 2020                                420,000          552,300
  Empresa Nacional De Electric
    8.35% August 1, 2013                               140,000          162,601
  Dutch Government
    4.25% July 15, 2013                              4,180,000        5,519,265
  France (Republic of)
    3.00% July 25, 2009                              5,356,470        7,134,408
  Gazprom O A O
    9.625% March 1, 2013 **                            100,000          122,625
    9.625% March 1, 2013                                30,000           36,720
  Germany (Federal Republic)
    4.25% Fixed Rate Bond,
      January 4, 2014                                  660,000          874,088
    5.00% Fixed Rate Bond,
      January 4, 2012                                1,030,000        1,411,824
  Italy (Republic of)
    4.375% Fixed Rate Note,
      October 25, 2006                                 500,000          503,337
  Mexico (United Mexican States)
    8.30% August 15, 2031 MTN                          430,000          535,350
    11.50% Fixed Rate Bond,
      May 15, 2026 ~                                 1,280,000        2,054,400
  Panama (Republic of)
    9.375% Fixed Rate Bond,
      January 16, 2023                                 120,000          148,200
    9.625% Fixed Rate Bond,
      February 8, 2011                                 250,000          298,750
    10.75% Fixed Rate Bond,
      May 15, 2020 ~                                   270,000          365,850
  Peru (Republic of)
    5.00% Variable Rate Bond,
      March 7, 2017 ###                                464,100          442,055
    8.75% Fixed Rate Bond,
      November 21, 2033                                470,000          529,925
  Russian Federation
    5.00% Step-up Coupon,
      March 31, 2030 ###                             4,000,000        4,465,600
    8.25% Fixed Rate Bond,
      March 31, 2010                                    60,000           65,454
                                                                  -------------
                                                                     35,950,224
                                                                  -------------

Government / Agency--3.39%
  Federal Home Loan Bank
    2.75% May 15, 2006                                 780,000          773,317
    3.265% September 12, 2005 ##                     4,660,000        4,659,273
    3.31% January 26, 2007                             810,000          803,002
    3.50% November 15, 2007                            790,000          783,674
    3.625% November 14, 2008 ~                         250,000          247,704
    4.125% April 18, 2008 ~                            400,000          402,637
    4.125% July 12, 2010 ~                             400,000          401,309
    4.375% March 17, 2010 ~                            430,000          436,551
    4.875% November 15, 2006                         1,140,000        1,154,964
  Federal National Mortgage
    Association
    2.80% March 1, 2019 ##                             540,000          536,565
--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds   Schedule of Investments  June 30, 2005

Preferred Fixed Income Fund continued

--------------------------------------------------------------------------------
           FIXED INCOME                               PAR+            VALUE
--------------------------------------------------------------------------------

Government / Agency (continued)
  Federal National Mortgage
   Association (continued)
   3.00% April 26, 2019 ##                         $ 1,610,000    $   1,599,983
   3.875% July 15, 2008                                830,000          829,362
  Tennessee Valley Authority
   4.65% June 15, 2035                                 440,000          440,767
   6.25% December 15, 2017                             490,000          575,405
                                                                  -------------
                                                                     13,644,513
                                                                  -------------

Government / Treasury--26.14%
  United States Treasury Bonds
   2.375% January 15, 2025 ~                         1,847,549        2,022,415
   3.875% April 15, 2029 ~                           5,538,686        7,784,452
   5.25% November 15, 2028 ~                            50,000           57,107
   5.375% February 15, 2031 ~                        4,705,000        5,551,900
   5.50% August 15, 2028 ~                             100,000          117,762
   6.25% May 15, 2030 ~                              4,760,000        6,200,086
  United States Treasury Notes
   0.875% April 15, 2010 ~                           7,712,620        7,522,211
   1.625% January 15, 2015 ~                         2,333,304        2,324,827
   1.875% July 15, 2013 ~                            5,402,430        5,517,864
   2.00% January 15, 2014 ~                          2,242,762        2,310,133
   2.00% July 15, 2014 ~                                92,894           95,720
   2.25% February 15, 2007 ~                         1,170,000        1,144,909
   2.50% September 30, 2006 ~                        5,250,000        5,180,275
   2.875% November 30, 2006 ~                        1,640,000        1,623,280
   3.00% February 15, 2008 ~                         8,960,000        8,814,749
   3.125% May 15, 2007 ~                               580,000          574,517
   3.375% February 15, 2008 ~                       22,470,000       22,306,733
   3.625% January 15, 2008 ~                         5,094,104        5,390,398
   4.00% February 15, 2015 ~                         8,330,000        8,359,613
   4.00% April 15, 2010 ~                              760,000          768,312
   4.125% May 15, 2015                                 660,000          669,641
   4.25% January 15, 2010 ~                          6,117,303        6,883,874
  United States Treasury Bond -
   Treasury Strips
   0.00% November 15, 2021 ~                         1,000,000          492,746
   0.00% February 15, 2023                           7,740,000        3,600,795
   0.00% May 15, 2030                                  140,000           48,474
                                                                  -------------
                                                                    105,362,793
                                                                  -------------

Mortgage-Backed
Securities--20.96%
  Bayview Financial Asset Trust
   3.864% January 25, 2033 ##**^^                      967,571          970,301
  Bear Stearns
   3.684% January 25, 2034 ##^^                        731,825          734,879
  CDC Mortgage Capital Trust
   3.804% March 25, 2033 ##^^                           23,250           23,259
  Centex Corp
   3.754% December 25, 2032 ##^^                        13,524           13,523
  Countrywide Asset-Backed Certificate
   3.57% November 15, 2028 ##^^                        540,878          544,228
  Credit Suisse First Boston USA
   3.964% November 25, 2031 ##^^                     1,029,751        1,033,000
  Crusade Global
   3.62% September 18, 2034 ##^^                     1,394,801        1,396,953
  EMC Mortgage Loan Trust
   3.864% November 25, 2041 ##**^^                   1,339,207        1,343,904
  Federal Home Loan Mortgage Corp
   5.50% October 1, 2017 ^^                             75,993           78,022
   7.00% May 1, 2029 ^^                                176,661          186,308
   5.00% 15 Years TBA                                1,300,000        1,314,219
  Federal National Mortgage
   Association
   5.00% 15 Years TBA                                1,500,000        1,516,407
   5.00% 30 Years TBA                               13,400,000       13,400,000
   5.00% July 1, 2033 ^^                             2,831,722        2,835,696
   5.00% August 1, 2033 ^^                           4,506,041        4,512,364
   5.50% 15 Years TBA                                5,200,000        5,336,500
   5.50% 15 years TBA                                  400,000          410,000
   5.50% 30 Years TBA                                4,800,000        4,864,502
   6.00% 30 Years TBA                                  700,000          717,500
   6.00% March 1, 2016 ^^                              520,507          538,342
   6.50% 30 Years TBA                                3,300,000        3,414,470
   6.50% July 1, 2032 ^^                                89,486           92,764
  Governmental National Mortgage
   Association
   5.00% July 15, 2033 ^^                              193,381          195,156
   5.00% August 15, 2033 ^^                            687,111          693,420
   5.00% September 15, 2033 ^^                      15,640,132       15,783,757
   6.00% 30 Years TBA                                7,200,000        7,425,000
   6.00% July 15, 2029 ^^                               24,554           25,375
   6.00% September 15, 2031 ^^                          53,273           55,040
   6.00% December 15, 2031 ^^                          253,901          262,206
   6.00% January 15, 2032 ^^                            79,212           81,794
   6.00% February 15, 2032 ^^                          105,458          108,897
   6.00% April 15, 2032 ^^                              51,249           52,920
   6.00% May 15, 2032 ^^                                60,766           62,747
   6.00% June 15, 2032 ^^                               55,443           57,251
   6.00% September 15, 2032 ^^                          20,109           20,764
   6.00% October 15, 2032 ^^                            51,891           53,582
   6.00% November 15, 2032 ^^                        2,626,111        2,711,735
   6.00% December 15, 2032 ^^                          713,118          736,369
   6.00% January 15, 2033 ^^                            93,940           96,972
   6.00% February 15, 2033 ^^                        1,466,876        1,514,212
   6.50% May 15, 2029 ^^                               185,159          193,785
   6.50% June 15, 2031 ^^                              160,711          168,042
   6.50% July 15, 2031 ^^                              151,654          158,572
   6.50% October 15, 2031 ^^                           211,263          220,900
   6.50% November 15, 2031 ^^                          740,341          774,115
   6.50% December 15, 2031 ^^                          297,481          311,052
   6.50% January 15, 2032 ^^                         1,675,490        1,751,725
   6.50% February 15, 2032 ^^                          174,980          182,942
   7.50% May 15, 2030 ^^                                17,911           19,198
   7.50% February 15, 2031 ^^                           21,089           22,599
  IMPAC CMB Trust
   3.774% August 25, 2032 ## ^^                        580,521          581,428
  Provident Bank Home Equity
   Loan Trust
   3.704% January 25, 2031 ##^^                        271,215          271,535
  Residential Asset Securities Corp
   3.589% March 25, 2029 ##^^                          566,977          567,042
--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Fixed Income Fund continued

--------------------------------------------------------------------------------
           FIXED INCOME                               PAR+           VALUE
--------------------------------------------------------------------------------

Mortgage-Backed
Securities (continued)
  Structured Asset Securities Corp
   3.814% August 25, 2032 ##^^                     $    26,663    $      26,663
  Washington Mutual Mortgage
   Pass Through
   3.355% April 25, 2045 ##^^                        1,680,686        1,680,769
  Wells Fargo Mortgage Backed
   Securities Trust
   3.541% September 25, 2034 ^^                      2,360,000        2,298,679
                                                                  -------------
                                                                     84,443,384
                                                                  -------------

Convertible Bonds & Notes--0.22%
  General Motors Corp
   5.25% March 6, 2032                                  48,200          894,592
                                                                  -------------

Total Fixed Income
  (Cost $347,001,848)                                              3355,807,604
                                                                  -------------

--------------------------------------------------------------------------------
             SHORT TERM
          INVESTMENTS--43.46%                         PAR+            VALUE
--------------------------------------------------------------------------------

Repurchase Agreements--19.31%
  Merrill Lynch, Repo 3.20%, dated
   June 30, 2005, due July 1, 2005,
   repurchase price $49,208,374,
   collateralized by $50,000,000
   Federal Home Loan Bank, 4.56%,
   due June 3, 2009, valued
   at $50,201,000                                   49,204,000       49,204,000
  Merrill Lynch, Repo 3.20%, dated
   June 30, 2005, due July 1, 2005,
   repurchase price $28,598,542,
   collateralized by $28,635,000
   Federal Home Loan Bank, 4.875%,
   due November 15, 2006, valued at
   $29,209,525                                      28,596,000       28,596,000
                                                                  -------------
                                                                     77,800,000
                                                                  -------------
Short Term Investment
Fund--0.08%
  State Street Global Advisors
  Money Market Fund ^^^
  2.96% yield as of June 30, 2005                      332,295          332,295

Short Term Investment
Trust--24.07%
  State Street Securities Lending
  Quality Trust ^^^
  3.22% yield as of June 30, 2005                   97,002,698       97,002,698
                                                                  -------------

Total Short Term Investments
  (Cost $175,134,993)                                               175,134,993
                                                                  -------------

Total Investments--131.75%
  (Cost $522,136,841)                                               530,942,597
                                                                  -------------
Other Assets & Liabilities-- -31.75%                               (127,950,839)
                                                                  -------------
Total Net Assets--100%                                            $ 402,991,758
                                                                  =============

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds   Schedule of Investments  June 30, 2005

Preferred Short-Term Government Securities Fund

--------------------------------------------------------------------------------
           FIXED INCOME--99.14%                        PAR+           VALUE
--------------------------------------------------------------------------------

Asset Backed Securities--5.39%
  Americredit Automobile Receivables
   2.39% November 6, 2007 ^^                       $   650,469    $     647,981
  Ameriquest Mortgage Services Inc
   4.37% October 25, 2033 ^^                         1,000,000          999,395
  Federal National Mortgage
   Association
   3.865% November 25, 2031 ^^                         667,957          666,611
   5.11% January 25, 2032 ^^                         1,277,564        1,279,269
  FHLMC Structured Pass Through
   4.78% October 27, 2031 ^^                           900,000          901,977
  Nissan Auto Receivables
   2.43% December 15, 2006 ^^                          903,903          900,648
  New Century Home Equity
   Loan Trust
   3.594% February 25, 2035 ##^^                     1,000,000        1,002,787
  Residential Asset Securities Corp
   3.814% June 25, 2031 ##^^                         1,000,000        1,002,254
  TXU Electric Delivery Transition
   3.52% November 15, 2011 ^^                          876,599          866,834
  Volkswagen Auto Lease Trust
   3.94% October 20, 2010 ^^                         1,000,000          996,770
                                                                  -------------
                                                                      9,264,526
                                                                  -------------
Commercial Mortgage-Backed
Securities--1.53%
  Governmental National Mortgage
   Association
   4.287% July 25, 2035 TBA^^                        2,500,000        2,500,000
   5.311% November 16, 2015 ^^                         122,140          122,815
                                                                  -------------
                                                                      2,622,815
                                                                  -------------

Corporates--5.25%
  Ford Motor Credit Co
   4.218% November 16, 2006 ##                       1,000,000          991,198
   6.875% February 1, 2006                           2,000,000        2,019,990
  General Motors Acceptance Corp
   6.75% January 15, 2006                            5,000,000        5,039,450
  SLM Corp
   4.43% February 1, 2010 ##                         1,000,000          980,370
                                                                  -------------
                                                                      9,031,008
                                                                  -------------
Foreign Government--0.57%
  Landwirtschaftliche Rentenbank
   3.25% October 12, 2007                            1,000,000          983,564

Government / Agency--49.55%
  Federal Home Loan Mortgage Corp
   2.75% October 15, 2006                           11,000,000       10,859,552
   2.875% September 15, 2005 MTN                     4,000,000        3,994,904
  Federal National Mortgage
   Association
   2.50% June 15, 2006                              20,000,000       19,763,600
   3.29% November 20, 2006                          25,000,000       24,818,625
   3.31% January 26, 2007                           14,000,000       13,879,040
   3.53% October 19, 2007                           10,000,000        9,873,580
   4.25% July 15, 2007                               2,000,000        2,017,736
                                                                  -------------
                                                                     85,207,037
                                                                  -------------
Government / Treasury--5.85%
  United States Treasury Notes
   3.50% May 31, 2007                                3,000,000        2,990,859
   4.00% February 15, 2015                           3,000,000        3,010,665
   4.125% May 15, 2015                               4,000,000        4,058,436
                                                                  -------------
                                                                     10,059,960
                                                                  -------------

Mortgage-Backed Securities--30.43%
  Federal Home Loan PC Pool
   3.87% February 1, 2034 ^^                         9,808,626       10,043,029
   4.00% February 1, 2009 ^^                         3,625,942        3,607,021
   4.207% February 1, 2033 ^^                        2,750,650        2,767,272
  Federal National Mortgage
   Association
   3.93% January 1, 2035 ^^                          9,655,821        9,711,426
   4.3% January 1, 2035 ^^                           4,875,570        4,897,496
   4.417% February 1, 2032 ^^                        4,295,301        4,308,376
   5.00% May 25, 2027 ^^                               359,714          361,071
  Federal National Mortgage
   Association Pool
   3.114% July 1, 2033 ^^                            3,939,205        3,963,377
   3.944% February 1, 2033 ^^                        2,794,981        2,798,570
   5.82% February 1, 2009 ^^                         4,727,660        4,926,208
  Washington Mutual Securities Corp
   3.764% June 25, 2035 ^^                           4,950,264        4,951,003
                                                                  -------------
                                                                     52,334,849
                                                                  -------------

Municipals--0.57%
  Illinois Educational Facilities
   3.90% March 1, 2030                               1,000,000        1,000,380

Total Fixed Income
  (Cost $171,372,392)                                               170,504,139
                                                                  -------------

--------------------------------------------------------------------------------
              SHORT TERM
           INVESTMENTS--1.43%                         SHARES           VALUE
--------------------------------------------------------------------------------

Short Term Investment
Fund--1.43%
  State Street Global Advisors
  Government Money Market Fund ^^^
  3.02% yield as of June 30, 2005                    2,447,767        2,447,767
                                                                  -------------
Total Short Term Investments
  (Cost $2,447,767)                                                   2,447,767
                                                                  -------------
Total Investments--100.57%
  (Cost $173,820,159)                                               172,951,906
                                                                  -------------
Other Assets & Liabilities-- -0.57%                                    (974,742)
                                                                  -------------
Total Net Assets--100%                                            $ 171,977,164
                                                                  =============

--------------------------------------------------------------------------------

See notes to financial statements and notes to schedules of investments

Preferred Money Market Fund

--------------------------------------------------------------------------------
                  SHORT TERM
              INVESTMENTS--98.30%                      PAR+           VALUE
--------------------------------------------------------------------------------

Certificates of Deposit--13.90%
  Alliance & Leicester PLC
   3.47% December 9, 2005                          $ 5,000,000    $   5,000,000
  Calyan Corporation &
   Investment Bank
   3.305% September 29, 2005                         5,000,000        4,999,920
   3.41% March 21, 2006                              4,000,000        4,000,000
  Deutsche Bank
   3.825% April 21, 2006                             1,200,000        1,200,000
  Royal Bank Canada (NY Branch)
   3.805% May 2, 2006                                7,000,000        6,998,577
  Royal Bank of Scotland PLC
   2.473% July 15, 2005                              3,000,000        2,999,980
  Societe Generale
   2.485% July 15, 2005                              2,000,000        1,999,977
  Unicredito Italiano SPA MTN
   3.315% October 6, 2005                            7,000,000        7,000,093
                                                                  -------------
                                                                     34,198,547
                                                                  -------------

Commercial Paper--54.31%
  Atlantis One Funding Corp
   2.89% August 1, 2005 **@                          2,000,000        1,995,023
  Barclays U S Funding LLC
   3.29% September 6, 2005 @                         5,000,000        4,969,385
  Cantabric Finance LLC
   3.05% July 11, 2005 **@                          10,000,000        9,991,528
  CIT Group Inc
   2.92% August 10, 2005 @                           3,000,000        2,990,267
   3.06% July 20, 2005 @                             5,000,000        4,991,925
  Crown Point Capital Co LLC
   3.19% August 18, 2005 **@                         5,000,000        4,978,733
  Edison Asset Securitization Inc
   3.40% July 1, 2005 **@                           11,000,000       11,000,000
  Gemini Securitization Corp
   3.40% July 1, 2005 **@                            2,991,000        2,991,000
  General Electric Capital Corp
   3.06% July 21, 2005 @                             5,000,000        4,991,500
  Goldman Sachs Group
   3.03% November 1, 2005 @                          3,000,000        2,968,943
  Grampian Funding LLC
   2.89% August 2, 2005 **@                          2,000,000        1,994,862
   3.09% July 26, 2005 **@                           8,000,000        7,982,833
  International Lease Financing Corp
   3.54% December 23, 2005 @                         7,000,000        6,879,542
  KBC Financial Products
   International Ltd
   3.40% July 1, 2005 **@                           12,000,000       12,000,000
  New Center Asset Trust
   3.40% July 1, 2005 @                             11,000,000       11,000,000
  Newport Funding Corp
   3.26% September 7, 2005 **@                       8,000,000        7,950,738
  Nordea North America Inc
   2.93% July 8, 2005 @                              5,000,000        4,997,151
  Skandinaviska Enskilda Banken
   3.52% December 15, 2005 @                         5,000,000        4,918,355
  Total Fina Elf Capital SA
   3.38% July 1, 2005 **@                           11,000,000       11,000,000

  UBS Finance Delaware LLC
   3.39% July 1, 2005 @                             11,000,000       11,000,000
  Wells Fargo Bank
   3.755% March 29, 2006                             2,000,000        2,000,000
                                                                  -------------
                                                                    133,591,785
                                                                  -------------
Floating Rate Notes--30.09%
  CC USA Inc
   3.2135% August 9, 2005 ##**                       5,000,000        5,000,040
  Five Finance Inc
   3.155% November 10, 2005
    MTN ##**                                         8,000,000        7,999,710
  General Electric Capital Corp
   3.284% July 8, 2005 ##                            3,000,000        3,000,000
  HBOS Treasury Services PLC
   3.23% July 29, 2005 ##**                          7,000,000        7,000,353
  K2 USA LLC
   3.165% December 12, 2005
    MTN ##**                                         5,000,000        4,999,218
   3.065% June 20, 2006 MTN ##**                     3,000,000        2,999,854
  Monumental Global Funding
   3.30% May 19, 2006 ##**                           8,000,000        8,003,939
  Natexis Banque Populaires
   3.056% July 1, 2005 ##                           10,000,000       10,000,000
  Southtrust Bank
   3.48% September 29, 2005 ##                      10,000,000       10,001,004
  Suntrust Bank
   3.46% March 24, 2006 ##                          10,000,000       10,003,707
  Wells Fargo & Co
   3.144% July 3, 2006 MTN ##                        5,000,000        5,000,000
                                                                  -------------
                                                                     74,007,825
                                                                  -------------
Total Short Term Investments
  (Cost $241,798,157)                                               241,798,157
                                                                  -------------

Total Investments--98.30%
  (Cost $241,798,157)                                               241,798,157
                                                                  -------------

Other Assets & Liabilities--1.70%                                     4,175,946
                                                                  -------------
Total Net Assets--100%                                            $ 245,974,103
                                                                  =============

--------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds  Schedule of Investments  June 30, 2005

Notes to Schedules of Investments

*     Non-income producing security.

** Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2005, these securities amounted to $16,198,302 or 4.02% of the net assets of the Fixed Income Fund, and $107,877,831 or 43.86% of the net assets of the Money Market Fund.

# All or a portion of this security is being used to collateralize futures contracts outstanding at June 30, 2005.

## Floating rate note. The interest rate shown reflects the rate currently in effect.

### Variable rate bond. The interest rate shown reflects the rate currently in effect.

@     Yields are at time of purchase.

+     Par is in U.S. dollars unless otherwise noted.

~     All or a portion of this security was out on loan at month-end.

^     Investments in Affiliates as of June 30, 2005:

            Caterpillar Inc. is the parent company of Caterpillar Investment Management Ltd. (CIML), the fund's adviser.

            Shares as of 07/01/04:         2,860
            Shares purchased:                 --
            Shares sold:                    (100)
            Shares as of 06/30/05:         2,760
            Net realized gain:         $   4,303
            Dividend income earned:    $   4,608
            Value at end of period:    $ 263,056

^^ Maturity dates represent legal final maturity and not the average life assumed by expected prepayment characteristics and security structure.

^^^   Related parties.

Abbreviations:

ADR   - American Depository Receipt

IO    - Interest Only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

MTN   - Medium Term Notes

REIT  - Real Estate Investment Trust

TBA   - To Be Announced, these securities have been purchased on a delayed delivery basis.

The Preferred Group of Mutual Funds  Notes to Financial Statements
June 30, 2005

1. Accounting Policies

The Preferred Group of Mutual Funds ("The Preferred Group" or the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end, diversified series management investment company offering ten portfolios (the "funds"):

Preferred International Growth Fund
("International Growth")--seeks its objective of long-term capital appreciation by investing primarily in common stocks of non-U.S. companies that are believed to offer the potential for capital appreciation.

Preferred International Value Fund
("International Value")--seeks its objective of long-term capital appreciation by investing primarily in equity securities traded principally on markets outside the United States.

Preferred Small Cap Growth Fund
("Small Cap Growth")--seeks its objective of long-term capital appreciation through investments in companies with small equity capitalizations.

Preferred Mid Cap Growth Fund
("Mid Cap Growth")--seeks its objective of long-term capital appreciation by investing primarily in U.S. companies with medium market capitalizations believed to have strong earnings growth potential.

Preferred Large Cap Growth Fund
("Large Cap Growth")--seeks its objective of long-term capital appreciation by investing primarily in equity securities believed to offer the potential for capital appreciation, including stocks of companies experiencing or expected to experience above-average earnings growth.

Preferred Value Fund
("Value")--seeks its objective of capital appreciation by investing primarily in equity securities that are believed to be undervalued and that offer above-average potential for capital appreciation.

Preferred Asset Allocation Fund
("Asset Allocation")--seeks its objective of both capital appreciation and current income by allocating assets among stocks, bonds and high quality money market instruments.

Preferred Fixed Income Fund
("Fixed Income")--seeks its objective of maximizing total return consistent with prudent investment management and liquidity needs by investing in a diversified portfolio of debt securities.

Preferred Short-Term Government Securities Fund
("Short-Term Government")--seeks its objective of high current income, consistent with preservation of capital, primarily through investment in U.S. Government securities.

Preferred Money Market Fund
("Money Market")--seeks its objective of the maximum current income believed to be consistent with preservation of capital and maintenance of liquidity by investing in short-term, fixed-income instruments.

The Preferred Group was established in 1991 as a business trust under Massachusetts law and has an unlimited authorized number of shares of beneficial interest which may, without shareholder approval, be divided into an unlimited number of series of such shares.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of income and expenses during the reporting period and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates. The following significant accounting policies are consistently followed by the funds in the preparation of their financial statements.

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds  Notes to Financial Statements
June 30, 2005

Security Valuations

Portfolio securities and other types of investments for which market quotations are readily available are valued at market value, which is determined by using the last reported sale price, or, if appropriate for the relevant primary exchange, an official closing price reported by that exchange. If no sales prices are reported, market value is generally determined based on quotes obtained from a quotation reporting system, established market makers or reputable pricing services.

Portfolio debt securities with remaining maturities of more than 60 days are valued based on quotes obtained from reputable pricing services, which quotes reflect broker-dealer supplied market valuations and, if necessary, electronic data processing techniques. If the pricing services are unable to provide such quotes, the most recent bid quotation supplied by an established market maker is used.

Short-term portfolio debt securities having a remaining maturity of 60 days or less and money market investments held by the Money Market Fund are valued at amortized cost.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange.

The State Street Global Advisors Money Market Fund and State Street Securities Lending Quality Trust are money market accounts which include investments that are valued daily based on the market quotations of the underlying assets.

Portfolio securities or other types of investments for which market quotes are not readily available are valued at fair value under procedures approved by the Trustees.

Fair valuation may also be used if unusual circumstances occur. For example, trading in foreign securities, as well as corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the New York Stock Exchange ("Exchange"). The values of such securities used in determining the net asset value of a fund's shares are generally computed as of such times. Foreign currency exchange rates are also generally determined prior to the close of the Exchange. Occasionally, events affecting the value of such instruments may occur between such times and the close of the Exchange which will not be reflected in the computation of the fund's net asset value. If events materially affecting the value of a fund's securities occur during such period, then these securities may be valued at the fair value as determined according to valuation procedures approved by the Trustees. In addition, the funds have adopted fair value pricing procedures, which, among other things, contemplate that the funds will fair value foreign equity securities if there has been a movement in the U.S. market and/or other economic factors that exceeds a specified threshold. Although, the threshold may be revised from time to time and the number of days on which fair value prices will be used will depend on market activity and volatility, it is possible that fair value prices will be used by the funds frequently. On June 30, 2005, fair value pricing was used to value foreign equity securities in the International Growth and International Value funds.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal tax purposes.

Corporate actions (including cash dividends) are recorded on the ex-date (except for certain foreign securities for which corporate actions are recorded as soon after the ex-date as the funds become aware of the corporate action), net of non-rebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

Interest Income, Debt Discount and Premium

Interest income is recorded on the accrual basis. Original issue discount and market discount are accreted; premium is amortized on debt securities, with a corresponding adjustment to the cost basis. Payments received in kind are recorded at the fair value of the securities received.

Federal Taxes

Consistent with each fund's policy to qualify as a regulated investment company and to distribute all of its taxable income and net realized capital gains to its shareholders, no federal tax has been accrued.

On June 30, 2005, capital loss carryforwards available (to the extent provided in federal income tax regulations) to offset future realized gains were as follows:

--------------------------------------------------------------------------------
                                         Year of            Capital Loss
Fund                                   Expiration           Carryforward
--------------------------------------------------------------------------------

International Growth                      2011              $  5,338,534
Small Cap Growth                          2009                 1,852,435
Small Cap Growth                          2010                21,446,019
Small Cap Growth                          2011                11,341,036
Large Cap Growth                          2010                81,250,757
Large Cap Growth                          2011               101,762,725
Large Cap Growth                          2012                16,251,315
Short-Term Government                     2012                   447,221
Short-Term Government                     2013                 1,257,868
Money Market                              2009                     2,232
Money Market                              2010                     3,628
Money Market                              2011                     1,051

--------------------------------------------------------------------------------

To the extent the loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed.

Components of Distributable Earnings

As of June 30, 2005, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consist of:

--------------------------------------------------------------------------------------------------------------
                                           Undistributed    Undistributed    Undistributed
                          Capital Loss        Ordinary        Short-Term       Long-Term      Undistributed
                          Carryforward         Income           Gains             Gains           Total
--------------------------------------------------------------------------------------------------------------
International Growth     $  (5,338,534)               --               --               --               --
International Value                 --     $  10,127,671    $   2,712,741    $  17,593,277)   $  30,433,689
Small Cap Growth           (34,639,490)               --               --               --               --
Mid Cap Growth                      --                --               --        3,460,072        3,460,072
Large Cap Growth          (199,264,797)          750,922               --               --          750,922
Value                               --         1,310,373        2,219,775       11,586,237       15,116,385
Asset Allocation                    --                --        1,406,984        2,135,055        3,542,039
Fixed Income                        --         4,529,492           54,721        5,359,492        9,943,705
Short-Term Government       (1,705,089)               --               --               --               --
Money Market                    (6,911)            6,911               --               --            6,911

--------------------------------------------------------------------------------------------------------------

Capital Loss Carry Over Utilized

For the year ended June 30, 2005, the following funds have utilized capital losses carried forward:

---------------------------------------------------------------
                                    Utilized Capital Losses
---------------------------------------------------------------

International Growth                      $  2,376,297
Small Cap Growth                             5,368,000
Mid Cap Growth                               2,199,508
Large Cap Growth                            15,677,730

---------------------------------------------------------------

Unrealized Appreciation (Depreciation)

Unrealized appreciation (depreciation) for each fund at June 30, 2005, based on cost of both long-term and short-term securities for federal tax purposes were as follows:

----------------------------------------------------------------------------------------------------
                                                                 Net Unrealized          Cost for
                          Gross Unrealized   Gross Unrealized    Appreciation/         Federal Tax
                            Appreciation      (Depreciation)     (Depreciation)         Purposes
----------------------------------------------------------------------------------------------------
International Growth        $   6,394,036     $    (562,708)     $   5,831,328        $  51,770,096
International Value           118,463,376        (9,194,464)       109,268,912          759,504,488
Small Cap Growth               17,598,073        (1,634,529)        15,963,544          118,921,866
Mid Cap Growth                 15,054,146          (437,397)        14,616,749           99,341,584
Large Cap Growth               72,555,495        (7,869,293)        64,686,202          369,882,784
Value                          36,558,874       (11,677,072)        24,881,802          329,473,755
Asset Allocation               15,600,001        (9,118,751)         6,481,250          229,397,859
Fixed Income                   11,168,908        (2,408,497)         8,760,411          522,182,186
Short-Term Government             200,367        (1,134,210)          (933,843)         173,885,749
Money Market                           --                --                 --          241,798,157

----------------------------------------------------------------------------------------------------

Post-October Losses

For the year ended June 30, 2005, the funds have elected to defer to the next taxable year the following losses attributable to Post-October Losses:

------------------------------------------------
                                      Losses
------------------------------------------------

International Growth                $   28,485
International Value                    495,938
Small Cap Growth                            --
Mid Cap Growth                              --
Large Cap Growth                            --
Value                                       --
Asset Allocation                            --
Fixed Income                                --
Short-Term Government                  614,857
Money Market                                --

------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds  Notes to Financial Statements
June 30, 2005

Distributions to Shareholders

International Growth, International Value, Small Cap Growth, Mid Cap Growth, Large Cap Growth and Value declare and pay dividends at least annually. Dividends are declared and paid quarterly for Asset Allocation. Dividends are declared and recorded daily and paid monthly for Fixed Income, Short-Term Government and Money Market.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, net operating losses, losses deferred due to wash sales and post-October losses. Permanent book and tax differences relating to shareholder distributions will result in reclassifications in the funds' capital accounts.

Expenses

Expenses specific to an individual fund are charged to that fund. Common expenses are allocated to the funds based on their relative net asset values.

Foreign Currency Translation

The accounting records of the funds are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the daily exchange rates obtained from pricing services.

Net realized gains and losses on foreign denominated other assets, liabilities and currency transactions disclosed in the Statement of Operations represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but rather, are included with the net realized and unrealized gain or loss on investments.

Forward Contracts

All funds (except Short-Term Government and Money Market) may enter into forward contracts to, among other things, purchase or sell foreign currencies at predetermined exchange rates at future dates. The market value of the contract will fluctuate with changes in currency exchange rates. All contracts are marked-to-market daily, resulting in unrealized gains and losses which become realized at the time the forward contracts are settled. Forward contracts do not eliminate fluctuations in the prices of the funds' portfolio securities. The maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened. Sales and purchases of forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward contract to buy and a forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions. See Note 4 for all open forward contracts held as of June 30, 2005.

Certain risks may arise upon entering into forward contracts for various reasons, including potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Futures Contracts

All funds (except Short-Term Government and Money Market) may enter into futures contracts. A fund may use futures contracts to, among other things, manage its exposure to the stock and fixed-income markets. Buying futures tends to increase the fund's exposure to the underlying instrument. Selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund instruments. Upon entering into such a contract, the fund is required to pledge to the broker an amount of cash or investment securities equal to the minimum "initial margin" requirements of the exchange. Pursuant to the contract, the fund agrees to receive from or pay to the broker an amount of cash based on the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin," and are recorded by the fund as unrealized gains or losses in the Statements of Assets and Liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, which is disclosed in the Statement of Operations. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Losses may arise for various reasons, including the changes in the value of the underlying instrument, the illiquidity of the secondary market for the contracts, or the failure of counterparties to perform under the contract terms. See Note 4 for all open futures contracts held as of June 30, 2005.

Option Contracts

All funds (except Short-Term Government and Money Market) may enter into option contracts. The funds may invest in option contracts to, among other things, manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a fund's exposure to the underlying instrument, or hedge other fund investments. The fund's risks in using these contracts include, among other things, changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts.

When a fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, a realized loss. When an option is exercised, the premium reduces the cost basis of the securities purchased by the fund. See Note 4 for a summary of written option activity for the fiscal year.

Loans of Portfolio Securities

Each fund (except Money Market) may lend its portfolio securities to counterparties under contracts calling for collateral equal to at least the market value of the securities loaned. Each fund would continue to benefit from interest or dividends on the securities loaned and would also receive either interest, through investment of any cash collateral by the fund in permissible investments, and/or a fee. This income is recognized in the Statements of Operations net of any related expenses. Securities lending involves leverage risk and credit risk due to the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails financially.

See the Statements of Assets & Liabilities and Schedules of Investments for values of securities on loan and the cash collateral invested in the State Street Bank Securities Lending Quality Trust. See Note 5 for description of collateral as of June 30, 2005.

Stripped Mortgage-Backed Securities (SMBS)

SMBS represent a participation in, or are secured by and payable from, mortgage loans on real property, and may be structured in classes with rights to receive varying proportions of interest. SMBS include Interest-only Securities (IO's), which receive all of the interest. The market value of these securities is highly sensitive to changes in interest rates and the rate of principal payments on the underlying loans.

Real Estate Investment Trusts (REITs)

Because the funds may invest in Real Estate Investment Trusts (REITs), the funds may be subject to risks similar to those associated with direct ownership of real estate. In addition, REITs are subject to other risks, including those discussed below. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Furthermore, REITs are dependent upon management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

The funds estimate the components of distributions received from REITs. Distributions received in excess of income are recorded as a reduction of cost of investments and/or realized gain. This has no impact on the funds' net assets, but results in a decrease to net investment income and a corresponding increase/decrease to realized gain/loss.

Delayed Delivery Transactions

All funds (except Money Market) may purchase or sell securities on a forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The fund generally identifies securities as earmarked in its custodial records with a value at least equal to the amount of the purchase commitment.

Repurchase Agreements

The funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the funds. The funds may experience costs and delays in liquidating the collateral if the issuer defaults or declares bankruptcy.

Industry Concentrations

While none of the funds are permitted to invest more than 25% of its assets in a particular industry (other than Money Market, which may concentrate in certain investments issued by domestic banks), each fund may, from time to time, "focus" its investments (generally considered to include investing more than 10% of its assets) in certain industries. This may subject a fund to greater risk than funds that are not so focused.

Concentration of Foreign Risk

All funds (except Short-Term Government) may invest in foreign securities. There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may include foreign currency exchange rate fluctuations, adverse political and economic developments and the imposition of unfavorable foreign governmental laws or restrictions, including the possible prevention of currency exchange. The funds may be subject to foreign taxes on income and gains on investments which are accrued based upon the fund's understanding of the tax rules and regulations.

Treasury Inflation Protected Securities (TIPS)

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Interest is accrued based on the principal value which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond is recorded as interest income, even though the principal is not received until maturity.

Prospectus and SAI

Additional information regarding the investments described above, including their risks, may be found in the funds' prospectus and statement of additional information.

Other

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent upon claims that may be made against the Funds in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

The Preferred Group of Mutual Funds  Notes to Financial Statements
June 30, 2005

2.    Fees and Compensation Paid to Affiliates

Management Fee

Caterpillar Investment Management Ltd. (the "Manager"), a wholly owned subsidiary of Caterpillar Inc., provides investment advisory services for the funds. Each fund pays a monthly fee based on the average net assets of the fund at the following rates:

------------------------------------------------------------------------------
                                                         Annual Percentage of
Fund                                                      Average Net Assets
------------------------------------------------------------------------------

International Growth                                            1.05%*
International Value                                             0.95%**
Small Cap Growth                                                1.00%
Mid Cap Growth                                                  1.00%
Large Cap Growth                                                0.75%
Value                                                           0.90%
Asset Allocation                                                0.70%
Fixed Income                                                    0.50%
Short-Term Government                                           0.35%
Money Market                                                    0.30%

------------------------------------------------------------------------------

 * The Manager voluntarily waives a portion (0.15%) of its management fee (1.05%) for the Preferred International Growth Fund effective September 1, 2004. This waiver may be terminated at any time.

** The Manager voluntarily waives a portion (0.25%) of its management fee (0.95%) for the Preferred International Value Fund effective July 1, 2002. This waiver may be terminated at any time.

To assist in carrying out its responsibilities, the Manager has retained various subadvisers to render advisory services to the funds:

--------------------------------------------------------------------------------
Fund                         Subadvisers
--------------------------------------------------------------------------------

International Growth         McKinley Capital Management, Inc. ("McKinley")+
International Value          Mercator Asset Management, L.P. ("Mercator")
Small Cap Growth             Turner Investment Partners, Inc. ("Turner")
Mid Cap Growth               Turner Investment Partners, Inc. ("Turner")
Large Cap Growth             Jennison Associates LLC ("Jennison")
Value                        Lord, Abbett & Co. LLC ("Lord Abbett")
                             and Pacific Financial Research, Inc. ("PFR")
Asset Allocation             Mellon Capital Management Corporation ("Mellon")
                             and PanAgora Asset Management, Inc. ("PanAgora")
Fixed Income                 Western Asset Management Company ("Western")++
Short-Term Government        None
Money Market                 J.P. Morgan Investment Management Inc. ("Morgan")

--------------------------------------------------------------------------------

 + Prior to September 1, 2004, Marvin & Palmer Associates, Inc. subadvised the International Growth fund.

++ Western has retained Western Asset Management Company Limited as a tertiary adviser.

The subadvisers operate under the supervision of the Manager and the Trustees. The Manager pays the fees of each of the subadvisers; the funds do not pay subadvisory fees in addition to the management fee paid to the Manager.

For the fiscal year ended June 30, 2005, brokerage commissions were paid to the following affiliates of the Trust's subadvisers by the following funds:

--------------------------------------------------------------------------------------------------------------------------------
                                       International  International  Small Cap    Mid Cap   Large Cap                 Asset
                                          Growth          Value       Growth      Growth      Growth       Value    Allocation
--------------------------------------------------------------------------------------------------------------------------------
Chase Securities Inc.                     $   304
Howard Weil Inc.                                                     $    187   $     521    $     5
J.P. Morgan Securities, Inc.                1,584       $ 31,038        1,317      16,338     28,858     $ 4,198     $ 2,687
J.P. Morgan Securities, Ltd.                1,142         24,044
J.P. Morgan Securities, Asia/Pacific                       2,807
Legg Mason Wood Walker Inc.                                             2,098         285      3,881       2,947
Prudential Securities Inc.                                             16,341       3,400
Wachovia Capital Markets                                               10,556       1,484      4,343
Wachovia Securities                                                        48         110                  1,196         132
                                       -----------------------------------------------------------------------------------------
                                          $ 3,030       $ 57,889     $ 30,547   $  22,138    $37,087     $ 8,341     $ 2,819
                                       -----------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------

Trustees' Fees

For the year ended June 30, 2005, the Trustees who were not "interested persons" of the Preferred Group, as defined in the Investment Company Act of 1940, as amended, received an annual fee of $16,000. In addition, each Independent Trustee also received $2,500 for each regular Board meeting attended, and $1,000 for each conference call Board meeting attended (exclusive of executive sessions). In addition, the chairperson of the Audit committee and each Independent Trustee member of the Dividend Committee and Valuation Committee receive $1,000 annually for such service.

Other

For the year ended June 30, 2005, the Fixed Income Fund has an accrued receivable from the manager reflecting the manager's agreement to reimburse tax penalties and interest of $36,600.

3.    Record Ownership

As of June 30, 2005, shareholders holding of record more than 5% of total shares outstanding were as follows:

------------------------------------------------------------------------------------------------
                                              Preferred                   Savings
                                                Stable     Caterpillar      Bank         Apple
                        401(k)   Insurance    Principal     Investment    Employees    Computers
                        Plan*    Reserves**   Collective    Management   Retirement     401(k)
                                                Trust          Ltd.      Association     Plan
------------------------------------------------------------------------------------------------
International Growth    51.65%     16.64%          --        24.96%           --          --
International Value     22.19%        --           --           --          5.50%       7.45%
Small Cap Growth        78.02%     10.90%          --           --            --          --
Mid Cap Growth          76.93%     10.75%          --         5.24%           --          --
Large Cap Growth        75.83%        --           --           --            --          --
Value                   77.76%        --           --           --            --          --
Asset Allocation        75.59%        --           --           --            --          --
Fixed Income            44.28%        --        42.60%          --            --          --
Short-Term Government   32.74%      5.78%       50.90%          --            --          --
Money Market            73.84%        --        18.27%          --            --          --
------------------------------------------------------------------------------------------------

 *    Caterpillar Investment Trust 401(k) Plan.

** Caterpillar Insurance Company Limited Insurance Reserves. Included in the Short-Term Government Securities Fund are holdings of 5.78% held by Caterpillar Insurance Company Limited for the benefit of Zurich-American Insurance Company.

4.    Portfolio Information

Security Purchases and Sales

For the year ended June 30, 2005, purchases and sales of long-term investments (investments other than short-term obligations, options and U.S. Government securities) and U.S. Government securities (short- and long-term), respectively, were as follows:

------------------------------------------------------------------------------------
                                   Long-Term                  U.S. Government
                        ------------------------------  ----------------------------
                          Purchases         Sales        Purchases         Sales
------------------------------------------------------------------------------------
International Growth    $  86,670,406   $  79,813,703             --              --
International Value       299,378,013     145,975,971             --              --
Small Cap Growth          156,511,816     169,495,861             --              --
Mid Cap Growth            149,563,025     156,897,680             --              --
Large Cap Growth          267,346,937     279,181,129             --              --
Value                     100,369,449     107,493,258             --              --
Asset Allocation           31,185,069      30,664,045   $ 13,690,764   $  10,742,007
Fixed Income              594,439,062     594,692,140    418,070,498     370,674,413
Short-Term Government     165,479,311     124,835,089     34,891,719      48,789,024
------------------------------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds  Notes to Financial Statements
June 30, 2005

For the year ended June 30, 2005, Money Market had purchases and sales (including maturities and excluding repurchase agreements) of short-term obligations of:

----------------------------------------------
                  Purchases         Sales
----------------------------------------------

Money Market   $9,349,826,484   $9,335,108,000

----------------------------------------------

Futures Contracts Futures contracts open at June 30, 2005:

-------------------------------------------------------------------------------------------
                    Number of    Expiration     Aggregate     Underlying      Unrealized
Contracts           Contracts       Date        Face Value    Face Value   Gain (Loss), Net
-------------------------------------------------------------------------------------------
Asset Allocation:
Long Positions:
  EURO Future             35    September 05   $ 8,426,898   $ 8,413,125     $ (13,773)
  S&P 500                319    September 05    96,028,601    95,341,125      (687,476)
  S&P 500 Mini            11    September 05       662,034       657,525        (4,509)
                                                                           ----------------
                                                                             $(705,758)
Short Positions:
  U.S. Treasury Bonds   (120)   September 05   $14,015,864   $14,250,000     $(234,136)
                                                                           ----------------
                                                                             $(939,894)
                                                                           ----------------

-------------------------------------------------------------------------------------------

Written Option Contracts During the year ended June 30, 2005, the following written option activity took place:

-----------------------------------------------------------
                                Number of     Issue Premium
                              Put Contracts     Received
-----------------------------------------------------------
Asset Allocation
Balance as of June 30, 2004        11            $163,294
Purchased at Cost                   0                   0
Closed                            (11)           (163,294)
                              ---------------------------
Balance as of June 30, 2005         0            $      0
                              ---------------------------

-----------------------------------------------------------

Pending Forwards The following foreign currency contracts were open at June 30, 2005.

-----------------------------------------------------------------------------------
Settlement Date     Contracts to Deliver   In Exchange For   Unrealized Gain (Loss)
-----------------------------------------------------------------------------------
Fixed Income Fund
August 10, 2005     AUD        2,386,262   USD   1,846,489           33,514
August 10, 2005     CAD        2,329,665   USD   1,881,798          (20,645)
August 10, 2005     EUR        4,083,225   USD   5,317,829          370,623
August 10, 2005     EUR        8,722,911   USD  11,361,330          792,714
August 10, 2005     EUR        3,243,188   USD   4,222,728          293,305
August 10, 2005     EUR        6,101,776   USD   7,930,634          537,766
August 10, 2005     USD          937,682   CAD   1,175,853           22,539
August 10, 2005     USD        5,605,344   EUR   4,311,803         (381,195)
August 10, 2005     USD          591,846   EUR     454,734          (40,893)
                                                             --------------
                                                                  1,607,728
                                                             --------------

-----------------------------------------------------------------------------------

AUD = Australian Dollar
CAD = Canadian Dollar
EUR = Euro
USD = United States Dollar

5. Collateral For Securities Lending

The funds authorized the custodian or appropriate third party institutions to receive and hold collateral for securities on loan. The collateral may be in the form of cash (U.S. or foreign currency); or securities issued or guaranteed by the United States Government or its agencies or instrumentalities, but not interest-only, principal-only or other "stripped" securities; or such other collateral as determined and agreed to in writing. Cash collateral is invested in the State Street Securities Lending Quality Trust. Non-cash collateral represents United States Treasuries and Agencies.

Collateral for those securities that are out on loan as of June 30, 2005, is as follows:

-----------------------------------------------------------------
                            Cash        Non-Cash         Total
-----------------------------------------------------------------
International Growth   $   6,809,568           --   $   6,809,568
International Value      138,197,305           --     138,197,305
Small Cap Growth          25,773,589   $  276,307      26,049,896
Mid Cap Growth            14,187,640           --      14,187,640
Large Cap Growth          18,838,758           --      18,838,758
Value                     19,574,021           --      19,574,021
Asset Allocation          27,779,618    3,849,488      31,629,106
Fixed Income              97,002,698    3,679,089     100,681,787

-----------------------------------------------------------------

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds Report of Independent Registered Public Accounting Firm June 30, 2005

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of
The Preferred Group of Mutual Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the ten funds constituting The Preferred Group of Mutual Funds (the "Trust") at June 30, 2005, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 16, 2005

Unaudited Information

Federal Income Tax Information

The fund has designated 100% of the distributions from net investment income as qualifying for the dividends received deduction for corporations.

For the tax year ended June 30, 2005, the funds hereby designate 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you received in January 2005 shows the tax status of all distributions paid to your account in calendar year 2004.

The funds which declared and paid a long-term capital gain distribution in fiscal year 2005 (International Value, Value, Asset Allocation and Fixed Income) hereby designate the following amounts as long-term capital gains distributions:

-----------------------------------
                        Long-Term
                      Capital Gains
-----------------------------------
International Value    $20,226,268
Value                   18,446,314
Asset Allocation         3,119,590
Fixed Income             3,565,398

-----------------------------------

Shareholder Actions

On October 15, 2004, majority shareholders of the Preferred International Growth Fund approved by written consent the Subadviser Agreement between Caterpillar Investment Management Ltd. and McKinley Capital Management, Inc. with respect to the Preferred International Growth Fund effective October 15, 2004.

Availability of Quarterly Portfolio Schedule

Each fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Shareholders can review each Form N-Q on the Commission's website at http://www.sec.gov. Each Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington D.C. Information regarding the operation of the Commission's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of each Fund's portfolio holdings, view the Fund's most recent monthly holdings report on Preferred Group's website at http://www.preferredgroup.com/Funds.

Proxy Voting Policies and Procedures

A description of the policies and procedures that a Fund uses to determine how to vote proxies relating to its portfolio securities is available, without charge and upon request, by calling 1-800-662-4769, or by visiting the Commission's website at http://www.sec.gov.

Proxy Voting Record

Information regarding how a Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30, 2005 is available, without charge and upon request, by calling 1-800-662-4769 and by visiting the Commission's website at http://www.sec.gov.

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds  Unaudited Information  June 30, 2005

Board Approval of the Existing
Management, Subadvisory and
Tertiary Advisory Agreements

The Board of Trustees, including the Trustees who are not interested persons of the Trust (the "Independent Trustees"), considers matters bearing on each Fund's management, subadvisory and tertiary advisory agreements (collectively, the "Agreements") at most of its meetings throughout the year. Each year, usually in the spring, the Board convenes an in-person meeting for the stated purpose of reviewing the Agreements to determine whether to approve the continuation of the Agreements for an additional one-year period.

In connection with that review, the Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the investment adviser, subadvisers and tertiary adviser (collectively, the "Advisers") furnish, such information as may reasonably be necessary to evaluate the terms of the Agreements. These materials generally include, among other items, (i) information regarding the investment performance of the Funds and the performance of peer groups of funds and the Funds' performance benchmarks, (ii) information regarding the Funds' management and subadvisory fees and other expenses, including information comparing the Funds' total expenses to those of peer groups of funds and information about any applicable fee waivers and "breakpoints," (iii) sales and redemption data in respect of the Funds, (iv) information about the estimated profitability of the Agreements to the Funds' Advisers, and (v) information obtained through a questionnaire completed by each Adviser. The Board of Trustees, including the Independent Trustees, may also consider other material facts, including, among other things, (i) each Adviser's financial results and financial condition, (ii) each Fund's investment objective and strategies and the size, education and experience of the Advisers' respective investment staffs and trading efficiency as well as their use of technology and external research, (iii) each Adviser's procedures regarding the allocation of the Fund's (or Funds', as the case may be) brokerage, including the use of "soft" commission dollars to pay for research and other similar services, (iv) the resources devoted to, and the record of compliance with, the Funds' investment policies and restrictions and applicable law, policies on personal securities transactions and other compliance policies, and (v) the economic outlook generally and for the mutual fund industry in particular. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Advisers.

In connection with their review, the Board of Trustees, including the Independent Trustees, received assistance and advice, including a written memorandum, regarding the legal standards applicable to the consideration of advisory arrangements from counsel to the Trust and the Independent Trustees. The Independent Trustees discussed the continuation of the Agreements with representatives of Caterpillar Investment Management Ltd., the Funds' investment adviser ("CIML"), and in private sessions with legal counsel at which no representatives of CIML were present. The Board of Trustees most recently approved the continuation of the Agreements at their in-person meeting held on May 1, 2005. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative and each Trustee attributed different weights to the various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the following:

The nature, extent and quality of the services provided to the Funds under the Agreements.

The Trustees considered the nature and extent of the services provided by the Advisers to the Funds and the resources dedicated to the Funds by the Advisers. The relevant Adviser formulates each Fund's investment strategy (subject to the terms of the prospectus), analyzes economic trends, evaluates the risk/return characteristics of the Fund, constructs the Fund's portfolio, monitors the Fund's investment performance, and reports to the Board. The Trustees considered information concerning the investment philosophy and investment process used by the Advisers in managing the Funds. In this context, the Trustees considered the in-house research capabilities of the Advisers as well as other resources available to the Advisers, including research services available to the Advisers as a result of securities transactions effected for the Funds and other investment advisory clients of the Advisers. The Trustees considered not only the advisory services provided by the Advisers to the Funds, but also the monitoring and oversight services provided by CIML with respect to subadvised Funds. The Trustees considered the scope and quality of services provided by the Advisers under the Agreements, and noted that the services required to be provided had expanded over time as a result of regulatory and other developments. The Trustees considered the managerial and financial resources available to the Advisers and concluded that they would be sufficient to meet any reasonably foreseeable obligations under the Agreements. The Trustees were advised that the standard of care under the Agreements was comparable to that found in many investment advisory agreements.

The Trustees also considered the quality of the services provided by the Advisers and the quality of the resources of each that are available to the Funds. The Trustees considered the experience and professional qualifications of the personnel of the Advisers and the size and functions of their staffs, as well as the reputation of each Adviser. The Trustees considered the complexity of managing the Funds relative to other types of funds.

The Trustees concluded that the services provided by the Advisers have benefited and should continue to benefit the Funds and their shareholders. The Trustees concluded that the investment philosophy, process, and research capabilities of the Advisers were appropriate for the Funds, given their investment objectives and policies. The Trustees concluded that the scope of the services provided to the Funds by the Advisers were consistent with the Funds' operational requirements, including, in addition to their investment objectives, compliance with the Funds' investment restrictions, tax and reporting requirements and, in the case of CIML, shareholder services. The Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers.

As noted above, the Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and the Funds' respective performance benchmarks.

With respect to each Fund, the Board concluded that the Fund's performance supported the renewal of the Agreements relating to that Fund. In the case of each Fund that had performance that lagged that of a relevant peer group for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Funds' Agreements. These factors varied from Fund to Fund, but included one or more of the following: (1) that the Fund's performance, although lagging in certain recent periods, was strong over the longer term; (2) that the underperformance was attributable, to a significant extent, to investment decisions by the Fund's Advisers that were reasonable and consistent with the Fund's investment objective and policies; and (3) that the Fund's performance was competitive when compared to other relevant performance benchmarks or peer groups. The Trustees also noted that some Funds were recently formed and therefore performance comparisons related to a shorter time period which rendered the comparisons less meaningful.

The Trustees also considered each Adviser's performance and reputation generally, the Funds' performance as a fund family generally, and the historical responsiveness of the Advisers to Trustee concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Advisers was sufficient to merit the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Advisers from their respective relationships with the Funds.

The Trustees considered the fees charged to the Funds for advisory and subadvisory services as well as the total expense levels of the Funds (as a percentage of average net assets). This information included comparisons (provided both by CIML and also by a third party) of the Funds' total expense levels to those of their peer groups and information about the advisory fees charged by the Advisers to comparable accounts. In considering fees charged to comparable accounts, the Trustees considered, among other things, the relevant Adviser's representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage, and the more extensive regulatory regime applicable to, mutual funds. In evaluating each Fund's advisory and subadvisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund. The Trustees also considered the breakpoints currently provided in certain of the subadvisory agreements between CIML and the subadvisers as well as CIML's continuing agreement to voluntarily waive a portion of its management fee for certain Funds. The Trustees also noted CIML's and the Advisers' stated justification for the fees charged to the Funds, which included information about the performance of the Funds and the services provided to the Funds.

                                                          www.PreferredGroup.com

The Preferred Group of Mutual Funds   Unaudited Information  June 30, 2005

The Trustees also considered the compensation directly or indirectly received by the Advisers from their relationships with the Funds. The Trustees noted that CIML (and not the Funds) pays the subad-visers from its advisory fees. The Trustees reviewed information provided by each Adviser as to the estimated profitability resulting from the Adviser's relationship with the Fund(s). When reviewing profitability, the Trustees also considered information about court cases in which adviser profitability was an issue in whole or in part, the performance of the relevant Funds, the expense levels of the Funds, the attainment of breakpoints under the subadviser agreements and/or the impact of any existing voluntary management fee waivers with respect to such Funds. The Trustees recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions about allocations and the adviser's capital structure and cost of capital.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fees charged to each of the Funds were fair and reasonable, and that the costs of these services generally and the related profitability of the Advisers in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale.

The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies are shared with the Funds. The Trustees noted that most of the Funds' subadvisory agreements contain fee breakpoints. However, CIML, rather than the applicable Fund, benefits from any economies of scale because CIML's management agreement with each Fund does not contain fee breakpoints. In this regard, the Trustees also considered that fees paid by CIML to the subadvisers were generally based not only on Fund assets, but also defined benefit ERISA plan assets of, and certain investment products sponsored by, Caterpillar Inc. The Trustees have determined that, at the present time and at current asset levels, fee breakpoints are not merited. The Trustees continue to monitor the Funds' management fees and asset levels to determine if any breakpoints are appropriate. In considering these issues, the Trustees also took note of the costs of the services provided, the profitability to the Advisers of their relationships with the Funds and comparisons of the Funds' total expense levels to those of their peer groups, each as discussed above.

After reviewing these and related factors, the Trustees considered, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

Additional Considerations.

The Trustees also considered possible conflicts of interest associated with the provision of investment advisory services by the Advisers to other clients. The Trustees considered the procedures of the Advisers designed to fulfill their fiduciary duties to advisory clients with respect to possible conflicts of interest, including the codes of ethics, the integrity of the systems in place to ensure compliance with the foregoing, and the record of the Advisers in these matters. The Trustees also received and considered information concerning procedures of the Advisers with respect to the execution of portfolio transactions.

Conclusions.

Based on their evaluation of all factors that they deemed to be material in the exercise of their reasonable business judgment, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing management, subadvisory and tertiary advisory agreements should be continued through June 29, 2006.

Officers and Trustees

                                               Term of        Number of      Other
                             Position(s)     Service and      Funds in    Directorships
                                held          Length of     Fund Complex    Held by              Principal Occupations
Name, Address & Age           with Fund      Time Served      Overseen      Trustees           During the Past Five Years
---------------------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------

Gary M. Anna, 52               Trustee      Since 1992          10            None      Vice President for Business Affairs,
1501 W. Bradley Avenue                                                                  Treasurer, Bradley University; Interim
Peoria, IL 61625                                                                        President, Bradley University, June 1999
                                                                                        to June 2000

William F. Bahl, 54                                                                     Chairman, Bahl & Gaynor, Inc.
212 E. Third Street,           Trustee      Since 1992          10        Cincinnati    (a registered investment adviser);
Suite 200                                                                  Financial    Director, The Hennegan Company, 2001
Cincinnati, OH 45202                                                      Corporation   to present

Dixie L. Mills, 57             Trustee      Since 1992          10         KANA, Inc.   Dean, College of Business, Illinois State
Illinois State University                                                               University, 1997 to present
Campus Box 5500
Normal, IL 61790-5500

---------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------

Kevin E. Colgan, 53            Trustee      Since 2001          10            None      Treasurer, Caterpillar Inc. (manufacturer
100 N.E. Adams Street                                                                   of machinery and engines), 2001 to
Peoria, IL 61629-5330                                                                   present; Director, Caterpillar Investment
                                                                                        Management Ltd., 2001 to present

---------------------------------------------------------------------------------------------------------------------------------
OFFICERS
---------------------------------------------------------------------------------------------------------------------------------

David L. Bomberger, 50        President     Since 1999          N/A           N/A       President and Director, Caterpillar
411 Hamilton Boulevard                                                                  Investment Management Ltd.; President
Peoria, IL 61602-3106                                                                   and Director, Caterpillar Securities Inc.

Fred L. Kaufman, 57        Vice President  Vice President       N/A           N/A       Treasurer and Director, Caterpillar
411 Hamilton Boulevard       & Treasurer    since 1994;                                 Investment Management Ltd.; Treasurer
Peoria, IL 61602-3106                        Treasurer                                  and Director, Caterpillar Securities Inc.
                                             since 1992

Sean X. McKessy, 38         Clerk & Chief    Since 2000          N/A          N/A       Securities Counsel, Caterpillar Inc.;
100 N.E. Adams Street         Compliance                                                Secretary, Caterpillar Investment
Peoria, IL 61629-5330          Officer                                                  Management Ltd. and Caterpillar
                                                                                        Securities Inc., 2000 to present; Staff
                                                                                        Attorney, SEC, 1997 to 2000

---------------------------------------------------------------------------------------------------------------------------------

Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of Shareholders called for the purpose of electing Trustees and until the election and qualification of his successor. The Board has adopted a retirement policy whereby a Trustee shall be deemed to have retired from his or her position as Trustee on the last day of any fiscal year of the Trust in which such Trustee turns 65 years old. This retirement policy may be revoked or waived by the Trustees at any time. The Officers shall hold office until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. Each officer holds office at the pleasure of the Trustees.

The Preferred Group's Statement of Additional Information includes additional information about The Preferred Group's Trustees and is available, without charge, upon request by calling 1-800-662-4769.

The Preferred Group of Mutual Funds  Officers and Trustees  June 30, 2005

Officers and Trustees

   Gary M.Anna ..........................................Trustee
   William F.Bahl .......................................Trustee
   Kevin E.Colgan .......................................Trustee
   Dixie L.Mills ........................................Trustee
   David L.Bomberger ..................................President
   Fred L.Kaufman ..................Vice President and Treasurer
   Sean X.McKessy ............Clerk and Chief Compliance Officer

Investment Adviser

      Caterpillar Investment Management Ltd.
      411 Hamilton Boulevard, Suite 1200
      Peoria, IL 61602-3106

Distributor

      Caterpillar Securities Inc.
      411 Hamilton Boulevard, Suite 1200
      Peoria, IL 61602-3106

Custodian

      State Street Bank & Trust Co.
      1776 Heritage Drive
      North Quincy, MA 02171

Transfer Agent and Investor Services

      Boston Financial Data Services, Inc.
      2000 Crown Colony Dr., 4th Floor
      North Quincy, MA 02169

Legal Counsel

      Ropes & Gray LLP
      One International Place
      Boston, MA 02110-2624

Independent Registered Public Accounting Firm

      PricewaterhouseCoopers LLP
      125 High Street Boston, MA 02110

                            [LOGO] PREFERRED GROUP(R)

                               THE PREFERRED GROUP
                                 OF MUTUAL FUNDS

                                 1-800-662-4769

This report and the financial statements contained herein are submitted for the general information of the shareholders of The Preferred Group of Mutual Funds. The report is not intended for distribution to prospective investors unless preceded or accompanied by a current prospectus.

(C)2005 Caterpillar Securities Inc. o 0021-1015

                            [LOGO] PREFERRED GROUP(R)

                               THE PREFERRED GROUP
                                 OF MUTUAL FUNDS

                                  P.O. Box 8320
                              Boston, MA 02266-8320

                             www.PreferredGroup.com

                   Distributed by Caterpillar Securities Inc.

                                                               =================
                                                                   PRESORTED
                                                                   STANDARD
                                                               U.S. POSTAGE PAID
                                                                 WHEELING, IL
                                                                PERMIT NO. 281
                                                               =================

Item 2

     The Preferred Group of Mutual Funds ( the "Registrant") has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant's Principal Executive Officer, Principal Financial Officer, Principal Accounting Officer or Controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Principal Officer Code"). The Registrant undertakes to provide to any person without charge a copy of the Principal Officer Code. A request may be made by calling 1-800-662-4769.

Item 3

     The Aufit Committee of the Registrant's Board of Trustees is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002 (the "Regulations")). In addition, the Registrant's Board of Trustees has determined that Mr. Gary M. Anna qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations based on its review of his pertinent experience, knowledge and education. The SEC has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 of the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the abscence of such designation or identification.


Item 4

The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by PricewaterhouseCoopers LLP ("PwC"):


Fiscal Year Ended       Audit Fees      Audit-Related Fees      Tax Fees        All Other Fees

June 30, 2005            $295,000             $ 6,750            $77,650           $ -0-

June 30, 2004            $283,300             $15,400            $73,400           $ -0-


     "Audit Fees" represents fees billed for each of the last two fiscal years or professional services rendered for the audit of the Registrant's annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

     "Audit-Related Fees" represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Registrant's annual financial statements for those years.

     "Tax Fees" represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns, review of excise tax distribution requirements and preparation of excise tax returns.

     "All Other Fees" represents fees, if any, billed for other products and services rendered by PwC to the Trust for the last two fiscal years.

     AGGREGATE NON-AUDIT FEES. For the fiscal years ended June 30, 2005 and June 30, 2004, PwC billed aggregate non-audit fees in the amounts of $84,400 and $88,800, respectively, to the Registrant, its investment adviser, Caterpillar Investment Management Ltd. ("CIML"), and any entity controlling, controlled by or under common control with CIML that provides ongoing services to the Trust (CIML and such entities, the "Service Affiliates").

     PRE-APPROVAL POLICIES OF THE AUDIT COMMITTEE. To the extent required by applicable regulations the Audit Committee pre-approves (i) all audit and permitted nonaudit services rendered by PwC to the Registrant and (ii) all non-audit services rendered by the independent registered public accounting firm to CIML and to certain of CIML's affiliates. The Committee has implemented policies and procedures by which such services may be approved by the Audit Committee Chair (or any other member of the Audit Committee who is an independent trustee under the Investment Company Act of 1940, as amended to whom this responsibility has been delegated) so long as the estimated fee for the particular service for which pre-approval is sought does ot exceed $10,000.; provided, however, that such services pre-approved by other than the full Committee are subsequently ratified by the full Committee at its next regularly scheduled meeting. The percentage of "Audit-Related Fees," "Tax Fees" and "Other Fees" set forth in the table above that were waived pursuant to 17 CFR 210.2-01(c)(7)(i)(C) was zero.

     PwC billed $[ ] and $ [ ] in fees for non-audit services that required pre-approval by the Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Trust's fiscal years ended June 30, 2005 and June 30, 2004, respectively.

     The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant's Service Affiliates that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining PwC's independence.

Item 5 - Audit Committee of Listed Registrants

     Not Applicable

Item 6 - Schedule of Investments

     Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures

     Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

     Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

     Not Applicable

Item 10

     There have been no marked changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item 10 of Form N-CSR.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Preferred Group of Mutual Funds

By: /s/ David L. Bomberger
--------------------------
David L. Bomberger
President
September 2, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant, and in the capacities and on the dates indicated.

By:  /s/ David L. Bomberger
---------------------------
David L. Bomberger
President (Principal Executive Officer)
September 2, 2005


By:  /s/ Fred L. Kaufman
------------------------
Fred L. Kaufman
Vice President & Treasurer (Principal Financial Officer)
September 2, 2005